BEA
                                [GRAPHIC OMITTED]

                            INTERNATIONAL EQUITY FUND

                          EMERGING MARKETS EQUITY FUND

                              U.S. CORE EQUITY FUND

                         GLOBAL TELECOMMUNICATIONS FUND

                           U.S. CORE FIXED INCOME FUND

                       STRATEGIC GLOBAL FIXED INCOME FUND

                                 HIGH YIELD FUND

                               MUNICIPAL BOND FUND

                         ANNUAL REPORT - AUGUST 31, 1997

                          BEA INTERNATIONAL EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA International Equity Fund (the "Fund") for the year ended August 31, 1997 and discuss our investment strategy.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund's Institutional Class was $22.22, compared to an NAV of $19.41 on August 31, 1996. As a result, the Institutional Class' total return (assuming reinvestment of dividends) was 15.93%. By comparison, the MSCI EAFE Index (the "Index") gained 9.36% during the same period. For the six months ended August 31, 1997, the Institutional Class gained 7.09%, versus 6.76% for the Index.

The NAV of the Fund's Advisor Class was $22.17 on August 31, 1997, compared to an NAV of $19.67 on November 1, 1996 (commencement of operations). As a result, the Advisor Class' total return (assuming reinvestment of dividends) for the period was 14.14%, compared to 7.25% for the Index. For the six months ended August 31, 1997, the Advisor Class gained 6.95% versus 6.76% for the Index.

Japan has had a decidedly negative impact on the results of broad international equity portfolios thus far in 1997, due both to a slump in Japanese stocks and weakness in the yen. EAFE's 4.8% return, for instance, would rise to 8.8% if Japan's performance is excluded. Results have been much better in European markets, which have positively responded to the fiscal and monetary implications of the impending European Monetary Union.

Aggregate performance of emerging market equities has reflected the contrast in fundamentals between Latin America and Asia. Latin markets have dominated their Asian counterparts, as exhibited by the 34.4% return by the Latin markets and a drop of 18.6% for Asian markets through August.

Asia has been hurt by two factors: a slowdown in export growth and deteriorating economic conditions in Thailand, Malaysia and the Philippines. Particularly
negative conditions in the latter three nations and Indonesia, in turn, have resulted in considerable turmoil among the region's currency markets. With the problems in Asia dragging stock prices down, emerging equities have underperformed relative to those of developed markets in recent months and have posted fairly similar returns for the year to date.

PORTFOLIO REVIEW

We attribute the Fund's outperformance of the EAFE benchmark over the last 12 months to favorable selection of regions, countries and stocks. Our regional weightings were particularly successful in Japan (the Fund's allocation was less than half that of EAFE), Latin America (which is not included in EAFE) and Europe. The most effective country weightings were those of Brazil, Mexico, Sweden, Spain and France. Stock selection played a notably positive role in Hong Kong, Indonesia, Sweden and Italy.

The inclusion of exposure to emerging markets (e.g., in Latin America and Southeast Asia) is an integral element in our approach to international investing. Although EAFE does not contain any emerging nations, we have chosen to do so for several reasons. Over a long-term investment horizon, for example, emerging market equities offer the potential for much greater appreciation than that of the developed markets. In addition, the low correlation of their returns with those of developed markets means that they generally help to reduce overall portfolio risk. The Fund's performance suggests that we are on the right track in this regard.

                          BEA INTERNATIONAL EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

OUTLOOK

Global equity markets continue to operate in a favorable environment of moderate growth and subdued inflation:
(BULLET) The U.S. economy is running on all cylinders yet not  overheating.  The
     Federal Reserve, furthermore, has chosen not to raise interest rates since its nominal 25 basis-point hike in March.
(BULLET) The  sluggishness of the Japanese  economy suggests that interest rates there will remain stable.
(BULLET) The same applies to Europe,  where  unemployment  in Germany and France has reached heights not seen in decades.
(BULLET) Among emerging markets, most Latin nations are strongly focused on achieving fiscal balance and maintaining stable monetary policies. Asian economies generally still feel the effects of the export slowdown. Much of Eastern Europe (e.g., Poland, Russia, Bulgaria, Hungary) is in the process of transitioning to a market-based economy.

What does this mean for our investment strategy?

EUROPE. Despite our expectations that European markets generally will outperform EAFE, we have opted to realize some of the profits recently generated by our European holdings. This is due to two factors. First, valuations generally are at less compelling levels than previously. Second, a higher risk premium for European equities appears warranted in view of increased uncertainty about the European Monetary Union. We remain quite positive from a longer-term perspective, but simply consider it prudent to scale back positions a bit in light of these circumstances.

JAPAN. We continue to expect Japan's equity market to underperform EAFE over the next 6-12 months, in view of unappealing valuations and generally poor prospects for corporate earnings growth. That said, we have modestly increased the Fund's Japanese exposure to enlarge our holdings of export-oriented companies, which are reaping the benefits of strong foreign demand and the steady yen.

EMERGING MARKETS. Latin American equities' strong year-to-date outperformance of Asian stocks is not an accident. While Asia's economic slowdown persists, Latin markets continue to present the world's most attractive combination of growth and value. Asia could be turning into a three-tiered market, in which middle-tier economies like those of Malaysia, Thailand and the Philippines are squeezed on one side by the region's high-tech powerhouses (Japan, Korea, Taiwan) and on the other by the low-wage labor forces of the region's developing giants (China, India).

As other developments occur in the international equity markets or at BEA, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA International Equity Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Stephen M. Swift, Portfolio Manager
Steven D. Bleiberg, Senior Vice President

                          BEA INTERNATIONAL EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL EQUITY INSTITUTIONAL CLASS AND THE MSCI EAFE INDEX FROM INCEPTION 10/1/92 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                     BEA International             Morgan Stanley
                   Equity Institutional        Capital International
                         Class                     EAFE Index
10/01/1992               10,000                      10,000
11/30/1992                9,685                       9,571
02/28/1993                9,906                       9,918
05/31/1993               11,218                      12,062
08/31/1993               12,159                      12,962
11/30/1993               12,120                      11,928
02/28/1994               13,783                      13,841
05/31/1994               12,999                      13,735
08/31/1994               13,891                      14,405
11/30/1994               13,080                      13,732
02/28/1995               11,435                      13,258
05/31/1995               12,500                      14,451
08/31/1995               12,773                      14,517
11/30/1995               12,387                      14,815
02/29/1996               13,352                      15,539
05/31/1996               13,901                      16,041
08/31/1996               13,498                      15,706
11/30/1996               14,166                      16,606
02/28/1997               14,614                      16,090
05/31/1997               15,361                      17,303
08/31/1997               15,650                      17,179

------------------------
AVERAGE ANNUAL
 TOTAL RETURN
One Year          15.93%
From Inception    10.36%
------------------------


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL EQUITY ADVISOR CLASS AND THE MSCI EAFE INDEX FROM INCEPTION 11/1/96 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                    BEA International             Morgan Stanley
                     Equity Advisor           Capital International
                         Class                     EAFE Index
11/01/1996               10,000                      10,000
02/28/1997               10,716                      10,046
05/31/1997               11,254                      10,803
08/31/1997               11,461                      10,726


------------------------
TOTAL RETURN
From Inception    14.14%
------------------------


Note: Past performance is not predictive of future performance.

                          BEA INTERNATIONAL EQUITY FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 93.2%
ARGENTINA -- 0.3%
   Sodigas del Sur S.A.(DAGGER) ..........            403,923         $  745,416
   Sodigas Pampeana S.A.(DAGGER) .........            558,962            844,809
                                                                      ----------
                                                                       1,590,225
                                                                      ----------
BRAZIL -- 3.2%
   Companhia de Saneamento ...............         21,846,000          5,703,394
   Companhia Energetica de
     Minas Gerais PN .....................          4,665,740            207,247
   Companhia Paranaense de
     Energia-Copel ADR ...................            174,000          2,501,250
   Companhia Paranaense de
     Energia-Copel .......................          4,091,000             61,834
   Petroleo Brasileiro S.A. PN ...........          8,727,380          2,126,582
   Petroleo Brasiliero S.A. ADR ..........            108,000          2,709,936
   Telecomunicacoes Brasileiras
     S.A. ADR ............................             43,159          5,092,762
                                                                      ----------
                                                                      18,403,005
                                                                    ------------
CANADA -- 2.0%
   Canadian Imperial Bank Of
     Commerce ............................            141,150          3,655,076
   INCO, Ltd. ............................            127,176          3,441,700
   Royal Bank of Canada ..................             92,525          4,342,004
                                                                      ----------
                                                                      11,438,780
                                                                      ----------
CHILE -- 2.0%
   Chilectra S.A. ADR ....................            106,100          3,271,275
   Chilgener S.A. ADR ....................            185,712          5,060,652
   Compania de
     Telecomunicaciones de Chile
     S.A.  ADR ...........................             98,500          2,961,156
                                                                      ----------
                                                                      11,293,083
                                                                      ----------
DENMARK -- 0.6%
   SAS Danmark A/S .......................            212,818          3,281,839
                                                                      ----------
FINLAND -- 1.7%
   Nokia Corp. ADR .......................             10,140            785,850
   Nokia Corp. Cl. A .....................             86,336          6,666,995
   Pohjola Insurance Company
     Ltd., Cl. B .........................             74,020          2,177,499
                                                                      ----------
                                                                       9,630,344
                                                                      ----------
FRANCE -- 9.2%
   Accor .................................             28,961          4,338,477
   Alcatel Alsthom S.A. ..................             48,428          5,931,326
   AXA S.A. ..............................             46,153          2,940,311
   Carrefour Super Marche ................              4,444          2,678,281
   Christian Dior S.A. ...................              6,550            921,913
   Compagnie Francaise d'Etudes
     et de Construction Technip ..........             35,607          4,302,429
   Compagnie Generale des Eaux ...........                596             66,521
   Credit Commercial de France ...........             56,965          2,819,836
   Elf Aquitaine S.A. ....................             26,820          2,980,196
   Renault S.A. ..........................            155,409          3,939,846

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
FRANCE -- (CONTINUED)
   Rhone Poulenc Ltd., ADR ...............             17,760        $   672,660
   Rhone Poulenc Ltd., Cl. A .............            169,704          6,224,287
   SGS-Thomson Microelectronics
     N.V .................................             54,117          5,026,116
   Suez Lyonnaise des Eaux ...............             39,708          3,993,940
   Total S.A. Cl. B ......................             25,205          2,360,920
   Usinor Sacilor ........................            187,816          3,255,692
                                                                     -----------
                                                                      52,452,751
                                                                     -----------
GERMANY -- 8.5%
   Commerzbank AG ........................            143,534          5,002,653
   Daimler-Benz AG .......................             33,430          2,463,673
   Degussa AG ............................             67,600          3,296,282
   GEA AG Pfd. ...........................             10,826          3,503,288
   Henkel KGaA ...........................             65,844          3,327,408
   Kloeckner-Werke AG ....................             23,687          1,470,019
   Mannesmann AG .........................             10,337          4,759,820
   RWE AG ................................             59,240          2,658,857
   Schering AG ...........................             21,745          2,126,665
   Siemens AG ............................            119,011          7,286,926
   Systeme, Anwendungen,
     Produkte in der
     Datenverarbeitung AG Pfd. ...........             19,916          4,513,572
   Volkswagen AG .........................             11,006          7,897,584
                                                                     -----------
                                                                      48,306,747
                                                                     -----------
HONG KONG -- 1.4%
   Citic Pacific Ltd. ....................            984,900          5,248,902
   Hong Kong and China Gas
     Company Ltd. ........................          1,396,800          2,595,512
                                                                     -----------
                                                                       7,844,414
                                                                     -----------
ISRAEL -- 1.1%
   ECI Telecommunications
     Limited .............................             61,200          1,824,525
   Geotek Communications, Inc.
     Series M Cumulative
     Convertible Pfd.(DAGGER) ............                600          2,928,947
   Teva Pharmaceutical Industries
     Ltd. ADR ............................             23,500          1,230,812
                                                                     -----------
                                                                       5,984,284
                                                                     -----------
ITALY -- 4.5%
   Aeroporti di Roma S.p.A. ..............            187,500          1,540,863
   Assicurazioni Generali ................            291,319          6,137,721
   Istituto Mobiliare Italiano
     S.p.A. ..............................            390,700          3,627,857
   Telecom Italia Mobile S.p.A. ..........            807,784          2,790,747
   Telecom Italia Mobile S.p.A.
     Non-Convertible Savings
     Shares ..............................          1,909,450          3,190,257
   Telecom Italia S.p.A. .................            908,255          5,390,940
   Telecom Italia Savings Share
     S.p.A. ..............................            872,600          3,078,922
                                                                     -----------
                                                                      25,757,307
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
JAPAN -- 17.8%
   Acom Company, Ltd. ....................             36,100        $ 1,700,687
   Advantest Corp. .......................             22,400          2,040,073
   Aoyama Trading Company ................             69,600          1,867,064
   Asahi Glass Company,
     Limited .............................            147,000          1,116,071
   Bank of Tokyo - Mitsubishi,
     Ltd .................................            217,000          3,934,675
   Bridgestone Corp. .....................            177,000          3,912,817
   Canon, Inc. ...........................            115,000          3,170,641
   Daiichi Pharmaceutical ................            116,000          1,968,869
   East Japan Railway Company ............                399          1,816,940
   Fuji Bank , Ltd. ......................            137,000          1,667,412
   Fuji Photo Film Company, Ltd. .........             97,000          3,726,445
   Fujitsu Ltd. ..........................            240,000          2,861,401
   Honda Motor Company, Ltd. .............             89,000          2,741,182
   Industrial Bank of Japan Ltd. .........            125,000          1,718,000
   Ito Yokado Company, Ltd. ..............             21,000          1,130,154
   Konami Co., Ltd. ......................             45,500          1,408,925
   Minebea Company .......................            313,000          3,109,786
   Mitsubishi Estate .....................            167,000          2,336,728
   Mitsubishi Heavy Industries ...........            205,000          1,356,143
   Mitsubishi Steel Manufacturing
     Co., Ltd.** .........................                500                998
   Mitsubishi Trust and Banking
     Corp. ...............................            183,000          2,560,606
   Namco Ltd. ............................             59,900          2,018,488
   NEC Corp. .............................            247,000          2,760,805
   Nintendo Co., Ltd. ....................             19,900          1,637,738
   Nippon Communication
     Systems Corp. .......................            168,000          2,378,539
   Nippon Paper Industries
     Company .............................            217,000          1,254,065
   Nippon Steel Corporation ..............            464,000          1,175,559
   Nippon Telegraph &
     Telephone ...........................                555          5,192,499
   Nippon Television Network
     Corp. ...............................              8,540          2,990,909
   Nomura Securities Company,
     Ltd. ................................             87,000          1,152,509
   Ono Pharmaceutical Co., Ltd. ..........             63,000          1,956,036
   Promise Co., Ltd ......................             43,100          2,169,631
   Rohm Co., Ltd. ........................             17,000          1,759,397
   SECOM Co., Ltd. .......................             29,000          2,057,708
   Shin-Etsu Chemical Co. ................             44,000          1,122,040
   Sony Corp. ............................             48,900          4,251,118
   Sumitomo Bank, Limited ................            135,000          1,989,568
   Sumitomo Trust & Banking ..............            263,000          2,547,690
   Takuma Co., Ltd. ......................            213,000          2,574,764
   TDK Corp. .............................             32,000          2,453,386
   Terumo Corp. ..........................            124,000          2,258,652
   Tokyo Electric Power ..................            113,600          2,163,272
   Toyota Motor Corp. ....................            196,000          5,111,773
   Yamanouchi Pharmaceutical
     Co., Ltd. ...........................             83,000          1,979,136
                                                                    ------------
                                                                     101,100,899
                                                                    ------------
                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
MEXICO -- 4.6%
   Cementos Mexicanos S.A.
     de C.V ..............................            904,280        $ 4,349,335
   Cementos Mexicanos S.A. de
     C.V. , Cl. B ........................            570,230          3,143,833
   Fomento Economico Mexicano
     S.A. Cl. B ..........................            961,060          6,626,304
   Kimberly Clark de Mexico S.A. ......
     de C.V. , Cl. A .....................          1,516,110          6,749,041
   Telefonos de Mexico
     S.A. ADR ............................            115,222          5,285,809
   Telefonos de Mexico S.A. ..............
     Unsponsored ADR .....................              4,400             10,038
                                                                     -----------
                                                                      26,164,360
                                                                     -----------
NETHERLANDS -- 5.3%
   Ahrend Group ..........................             71,636          2,343,810
   Asm Lithography .......................             54,426          4,514,747
   Internationale Nederlanden
     Groep ...............................            115,130          5,013,041
   Philips Electronics N.V ...............            169,365         12,057,631
   Philips Electronics N.V. ADR ..........             15,390          1,102,309
   Vendex International N.V ..............             16,686            835,737
   VNU Verenigd Bezit ....................            215,590          4,497,425
                                                                      ----------
                                                                      30,364,700
                                                                      ----------
NORWAY -- 0.2%
   SAS Norske ASA Cl. B ..................             71,100          1,018,734
                                                                      ----------
PORTUGAL -- 1.1%
   Cimentos de Portugal S.A. .............            129,520          3,113,121
   Portugal Telecom S.A. .................
     Registered ..........................             82,042          3,047,556
                                                                      ----------
                                                                       6,160,677
                                                                      ----------
SOUTH AFRICA -- 0.0%
   South African Breweries
     Limited .............................                311              9,330
                                                                       ---------
SOUTH KOREA -- 1.4%
   Korea Electric Power
     Corporation ADR .....................            109,627          1,788,290
   Korea Fund, Inc. ......................            335,250          4,169,672
   Pohang Iron & Steel Company,
     Ltd. ADR ............................             71,588          1,852,340
                                                                       ---------
                                                                       7,810,302
                                                                       ---------
SPAIN -- 2.1%
   Banco de Santander ..................             201,121           5,596,410
   Sol Melia S.A. ......................              53,873           2,032,943
   Telefonica de Espana ADR ............              57,100           4,439,525
                                                                      ----------
                                                                      12,068,878
                                                                      ----------
SWEDEN -- 4.4%
   AB Electrolux .......................              56,793           4,038,716
   ABB AB Cl. A ........................              44,410             645,724
   Ericsson Telephone Company
     ADR Cl. B .........................              76,560           3,191,595

                 See Accompanying Notes to Financial Statements.

                    BEA INTERNATIONAL EQUITY FUND (CONCLUDED)

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
SWEDEN -- (CONTINUED)
   Hennes & Mauritz Cl. B ................            149,545        $ 5,640,126
   S.K.F.  AB Cl. B ......................            167,800          4,538,706
   Skandia Forsakrings  AB ...............            100,326          3,885,741
   Sparbanken Sverige AB .................            140,361          3,047,916
                                                                     -----------
                                                                      24,988,524
                                                                     -----------
SWITZERLAND -- 6.4%
   Abb AG Baden Bearer ...................              2,098          3,090,973
   Adecco S.A. ...........................              8,031          2,735,450
   Kuoni Reisen AG .......................              1,039          4,275,361
   Novartis AG Registered Shares .........              7,056          9,992,642
   Roche Holding AG ......................                797          6,719,751
   Schweizerischer Bankverein ............             11,428          2,752,394
   Swiss Reinsurance Group
     Registered Shares ...................              2,030          2,694,847
   Swissair AG ...........................              3,710          4,394,175
                                                                     -----------
                                                                      36,655,593
                                                                     -----------
UNITED KINGDOM -- 14.3%
   Avis Europe plc ...........................        1,490,600        3,431,305
   BG plc ....................................        1,311,058        5,738,462
   Boots Company plc .........................          479,751        6,210,129
   British Petroleum plc .....................          507,058        7,089,679
   Compass Group plc .........................          606,800        6,054,572
   Imperial Chemical Industries
     plc .....................................          295,582        4,784,492
   J Sainsbury  plc ..........................          358,614        2,508,522
   JJB Sports plc ............................          243,589        1,773,021
   Lloyds TSB Group plc ......................          545,503        6,393,597
   LucasVarity plc ...........................        1,464,795        4,677,921
   Mercury Asset Management
     Group plc ...............................          164,735        3,565,143
   National Westminster Bank plc .............          238,971        3,050,743
   Railtrack Group plc .......................          509,423        6,379,514
   Standard Chartered Bank plc ...............          368,295        4,934,570
   Tesco plc .................................          364,534        2,416,969
   Unilever plc ..............................          174,033        4,820,104
   Vodafone Group plc ........................          405,760        2,085,155
   WPP Group plc .............................        1,246,213        5,585,952
                                                                     -----------
                                                                      81,499,850
                                                                     -----------
VENEZUELA -- 1.1%
   Compania Anonima National
     Telefonos de Venezuela
     ADR .....................................          154,807        6,385,789
                                                                     -----------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $476,603,116) .....................                       530,210,415
                                                                     -----------

                                                        PAR
                                                       (000)
                                                     ----------
FOREIGN BONDS -- 0.0%
   Daimler-Benz AG Subordinated
     Convertible Notes
     5.750% 06/14/02 .........................          $    55      $    44,038
                                                                     -----------
   TOTAL FOREIGN BONDS
     (Cost $41,565) ..........................                            44,038
                                                                     -----------
                                                         PAR
                                                        (000)           VALUE
                                                     ----------      -----------
SHORT-TERM INVESTMENT -- 5.6%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     5.063% 09/02/97 .........................          $31,722       31,722,000
                                                                     -----------
     TOTAL SHORT-TERM
        INVESTMENT
        (Cost $31,722,000) ...................                        31,722,000
                                                                     -----------
   TOTAL INVESTMENTS -- 98.8%
     (Cost $508,366,681) .....................                       561,976,453
                                                                    ------------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 1.2% ...................                         6,681,321
                                                                     -----------
   NET ASSETS (Applicable to
     25,586,459 BEA Institutional
     Shares and 6,647 BEA
     Advisor Shares)-- 100.0% ................                      $568,657,774
                                                                    ============
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL
     SHARE
     ($568,510,409 (DIVIDE) 25,586,459) ......                            $22.22
                                                                    ============
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     ($147,365 (DIVIDE) 6,647) ...............                            $22.17
                                                                    ============

* Cost for Federal income tax purposes at August 31, 1997 is $508,550,499. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation .....................................   $ 73,495,839
        Gross Depreciation .....................................    (20,069,885)
                                                                   ------------
        Net Appreciation .......................................   $ 53,425,954
                                                                   ============
**Non-income producing securities.
(DAGGER) Not readily marketable securities.

                            INVESTMENT ABBREVIATIONS
ADR ............................................... American Depository Receipts

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                      AMOUNT
                                                                   -------------
Capital Paid-In ...............................................    $452,504,536
Accumulated Net Investment Loss ...............................      (4,180,509)
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions ...............................................      66,845,755
Net Unrealized Appreciation on
   Investments and Other ......................................      53,487,992
--------------------------------------------------------------------------------
NET ASSETS ....................................................    $568,657,774
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                        BEA EMERGING MARKETS EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are writing to report on the results of the BEA Emerging Markets Equity Fund (the "Fund") for the year ended August 31, 1997 and discuss our investment strategy.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund's Institutional Class was $19.64, compared to an NAV of $18.20 on August 31, 1996. As a result, the Institutional Class' total return (assuming reinvestment of dividends) was 8.31%. By comparison, the MSCI Emerging Markets Free Index (the "Index") gained 4.59% during the same period. For the six months ended August 31, 1997, the Institutional Class declined 4.71%, versus a decline of 6.36% for the Index.

The NAV of the Fund's Advisor Class was $19.60 on August 31, 1997, compared to an NAV of $18.08 on November 1, 1996 (commencement of operations). As a result, the Advisor Class' total return (assuming reinvestment of dividends) for the period was 8.76%, compared to 5.89% for the Index. For the six months ended August 31, 1997, the Advisor Class declined 4.85% versus a decline of 6.36% for the Index.

Thus far in 1997, aggregate performance of emerging market equities has reflected the contrast in fundamentals between Latin America and Asia. Latin markets have dominated their Asian counterparts, as exhibited by the 34.4% return by the Latin markets and a drop in the Asian markets of 18.6% through August.

Asia has been hurt by two factors: a slowdown in export growth and deteriorating economic conditions in Thailand, Malaysia and the Philippines. Particularly
negative conditions in the latter three nations and Indonesia, in turn, have resulted in considerable turmoil among the region's currency markets. With the problems in Asia dragging stock prices down, emerging equities have underperformed relative to those of developed markets in recent months and have posted fairly similar returns for the year to date.

PORTFOLIO REVIEW

The Fund's outperformance of the Index over the last year is attributable to regional and country weightings. This was most evident in our Asian holdings, which contributed most positively to overall results. Asia's portfolio weighting was nearly half that of the Index. Within Asia, furthermore, we were significantly underweighted in the poor-performing markets of Malaysia, the Philippines and Thailand. Returns also benefited from our inclusion of Hong Kong, which is not a part of the Index.

In the Latin American portion of the portfolio, effective country weightings were overshadowed by unfavorable stock selection. Exposure to Argentina and Venezuela was lower than that in the Index while, simultaneously, stock selection in those markets was much worse. Our longstanding overweighting in Brazil underperformed due to an ongoing "large-cap effect" among Latin equities generally, in which performance is disproportionately influenced by the most liquid stocks.

Stock selection was notably successful in two countries. First was Hong Kong, whose market has done well both from optimism about the return to Chinese control and its perception as the "safe haven" among Asian markets. The other beneficiary of our stock selection was Russia, where the initial public offerings of some of the nation's largest companies has been met with great investor enthusiasm.

EMERGING MARKETS OUTLOOK

Overall, we remain optimistic concerning the appreciation potential of emerging equity markets. Our view is based on several factors, including:
(BULLET) Improving economic conditions (e.g., in Mexico, India, South Africa); (BULLET) Recent resurgence of the privatization process (notably in Brazil); (BULLET) Resolution of political uncertainty in several countries (e.g., in Hong
     Kong, Mexico, Turkey, India);
(BULLET) Positive fundamentals and valuations for many companies; and (BULLET) Increased investor appetite for higher-risk assets.

Among emerging regions, we are most favorably disposed toward Latin America, which continues to offer the most compelling blend of growth and value. Asian markets are least appealing, although some currently provide attractive opportunities.

                        BEA EMERGING MARKETS EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

Here are our specific thoughts on selected emerging nations and their equity markets:

BRAZIL. Our confidence (and overweighting) in Brazilian equities has paid off, as several of our holdings have recorded substantial gains. Accordingly, we have taken some profits in order to modestly reduce exposure and enhance our capabilities in other markets. We now expect somewhat lower returns for the rest of 1997, but do so strictly based on the rapid upward movement of valuation levels rather than any deterioration in the investment climate.

HONG KONG. Speculation, particularly in "red-chip" companies whose business focuses on China, has occurred in anticipation of the handover from British to Chinese sovereignty. As noted earlier, the market also has benefited from investors' perception of Hong Kong as somewhat of a safe haven among Asian equity markets. Now that the handover to China finally has taken place, we expect a return to activity based on fundamentals. Our decision to do some selling into strength does not change our bullish long-term outlook.

INDIA. The Indian government lately has made tremendous strides toward the opening of the economy to foreign investment. Combined with historically cheap valuations and the government's pro-business stance, this is greatly increasing the attraction of Indian equities. We are expanding our position there.

MEXICO. We like the investment environment and are increasing the Fund's exposure. In particular, we are encouraged that many companies are making visibly greater efforts both to raise their profiles among investors and place more emphasis on increasing shareholder value. With anticipation concerning July's national elections no longer overhanging the market, furthermore, we believe there is a solid foundation for gains during the second half of the year. Our stock selection still focuses on infrastructure and consumer-oriented companies. Both sectors have lagged the market in recent months and are poised for much better performance.

RUSSIA. Significant volatility in Russian equities masks the economic progress being made by the Yeltsin administration. Russia also is achieving foreign stock listings of its major companies at a particularly rapid pace for a market that barely has existed for a few years. We see extensive long-term potential here.

SOUTH AFRICA. Following a lengthy period of minimal exposure to this market, we have begun to build a modest position. Two late-June developments are especially positive in this regard. First, Gencor Limited, one of the country's biggest mining companies, announced that it would split into two companies and list one of them on the London Stock Exchange. Next, the government began to lift restrictions in place since the early 1960s against any ownership of assets overseas. Each has symbolic value as a step toward integrating South Africa into the global economy.

SOUTH KOREA. Fluctuations in the relationship between the dollar and the yen over the last few months have worked out quite well for the won. The depreciation of the won has given a great boost to the shares of major exporters, several of which the Fund owns. We are raising exposure.

THAILAND. Big problems both in the government and the important banking sector have combined to create a much riskier investment environment than previously. Our decision to completely liquidate our Thai positions and absorb the resulting losses proved fortunate, as we were able to avoid taking much larger losses had we waited further.

TURKEY. Turkish equities reached their highs for 1997 back in late January and subsequently have been quite volatile. There is reason for optimism, though, because of a change in government. We are hopeful that the new administration can implement the badly needed structural reforms that would greatly improve the macroeconomic outlook. Until its policies are more clearly defined, we likely will use rallies to take some of the paper profits we have achieved.

Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

BEA International Equity Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Stephen M. Swift, Portfolio Manager
Steven D. Bleiberg, Senior Vice President

                        BEA EMERGING MARKETS EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS EQUITY INSTITUTIONAL CLASS AND THE MSCI EMERGING MARKETS FREE INDEX FROM INCEPTION 2/1/93 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                       BEA Emerging               MSCI Emerging
                      Markets Equity              Markets Free
                    Institutional Class              Index
02/01/1993               10,000                     10,000
05/31/1993               10,815                     10,923
08/31/1993               12,377                     12,443
11/30/1993               14,653                     14,648
02/28/1994               17,078                     17,058
05/31/1994               14,839                     15,724
08/31/1994               16,832                     18,257
11/30/1994               15,879                     17,189
02/28/1995               11,460                     13,765
05/31/1995               12,677                     15,243
08/31/1995               12,720                     15,263
11/30/1995               11,835                     14,349
02/29/1996               12,992                     15,795
05/31/1996               13,881                     16,481
08/31/1996               13,144                     15,846
11/30/1996               13,295                     15,817
02/28/1997               14,938                     17,699
05/31/1997               14,605                     17,759
08/31/1997               14,235                     16,573

-----------------------
AVERAGE ANNUAL
TOTAL RETURN
One Year          8.31%
From Inception    7.77%
-----------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS EQUITY ADVISOR CLASS AND THE MSCI EMERGING MARKETS FREE INDEX FROM INCEPTION 11/1/96 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                       BEA Emerging              MSCI Emerging
                      Markets Equity             Markets Free
                      Advisor Class                 Index
11/30/1996               10,000                     10,000
02/28/1997               11,451                     11,309
05/31/1997               11,190                     11,347
08/31/1997               10,896                     10,589

-----------------------
TOTAL RETURN
From Inception    8.76%
-----------------------

Note: Past performance is not predictive of future performance.

                        BEA EMERGING MARKETS EQUITY FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 91.4%
ARGENTINA -- 0.6%
   Banco Frances del Rio de la
     Plata S.A.  ADR .....................             14,000        $   458,500
                                                                     -----------
BRAZIL -- 15.2%
   Companhia Energetica de
     Minas Gerais PN .....................         15,111,125            671,221
   Companhia Paranaense de
     Energia .............................         34,831,200            526,464
   Companhia Paranaense de
     Energia ADR .........................             18,700            268,812
   Companhia Paulista de Forca e
     Luz ON ..............................         11,699,420          2,014,832
   Companhia Saneamento ..................          6,450,000          1,683,919
   Companhia Tecidos Norte de
     Minas Gerais PN .....................          1,535,582            548,598
   Companhia Vale do Rio Doce
     PN Cl. B ............................             39,000                 --
   Companhia Vale Rio Doce PN ............             69,000          1,605,460
   Encorpar PN ...........................          1,742,582                 --
   Globex Utilidades S.A. PN .............             38,100            453,717
   Multibras Eletrodo S.A. PN ............             25,100             19,544
   Pao de Acucar ADR .....................              4,680             95,940
   Petroleo Brasileiro S.A. PN ...........          5,366,600          1,307,668
   Santista Alimentos S.A. ...............            486,841          1,048,025
   Telecomunicacoes Brasileiras
     S.A. ................................          2,100,000            225,072
   Telecomunicacoes Brasileiras
     S.A. ADR ............................              5,889            694,902
   Telecomunicacoes de Minas
     Gerais PN Cl. B .....................             67,898             10,574
   Telecomunicacoes de Sao Paulo
     S.A. PN .............................          1,537,389            457,703
   Telecomunicacoes do Rio de
     Janeiro S.A. PN .....................            354,195             47,695
   Uniao de Bancos Brasileriros
     S.A. GDR ............................             26,010            910,350
   Usinas Siderurgica de Minas
     Gerais S.A. PN ......................                728              7,402
                                                                     -----------
                                                                      12,597,898
                                                                     -----------
CHILE -- 4.0%
   Chilectra S.A. ADR**** ................             32,142            991,002
   Chilgener S.A. ADR ....................             31,219            850,718
   Compania de
     Telecomunicaciones de Chile
     S.A. ADR ............................             11,116            334,175
   Empresa Nacional de
     Electricidad S.A.  ADR ..............             24,700            549,575
   Enersis S.A. ADR ......................             16,000            569,000
                                                                     -----------
                                                                       3,294,470
                                                                     -----------
CHINA -- 0.4%
   Huaneng Power International
     ADR .................................             12,800            302,400
                                                                     -----------
                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
COLOMBIA -- 0.2% Cementos Diamante S.A.
     144A ADS**** ..........................            11,207        $  142,889
   Cementos Paz del Rio
     144A ADR****/** .......................               787            13,084
                                                                      ----------
                                                                         155,973
                                                                      ----------
CZECH REPUBLIC -- 1.2%
   SPT Telecom A.S .........................             7,776           975,062
                                                                      ----------
EGYPT -- 1.6%
   Al-Ahram Beverages Co., S.A.E.
     144A GDR ..............................            26,100           664,245
   Commercial International Bank
     GDR ...................................            14,500           362,500
   Suez Cement Company
     144A GDR ..............................            14,300           297,082
                                                                      ----------
                                                                       1,323,827
                                                                      ----------
HONG KONG -- 5.8%
   Beijing Enterprises Holding
     Limited .............................             75,000            566,166
   China Resources Development,
     Inc. ................................            197,000            826,182
   Cosco Pacific Ltd. ....................            315,000            611,749
   First Tractor Company Limited .........            609,000            463,656
   Guangzhou Shipyard
     International Company, Ltd. .........          1,100,000            447,126
   Harbin Power Equipment
     Company Limited .....................          1,436,000            477,153
   New World Infrastructure Ltd. .........            198,200            554,996
   Qingling Motors Company ...............            716,000            404,220
   Shanghai Industrial Holdings
     Limited .............................             75,000            493,580
                                                                      ----------
                                                                       4,844,828
                                                                      ----------
HUNGARY -- 0.6%
   MOL Magyar Olaj - es Gazipari
     GDR 144A ................................           24,900          512,044
                                                                      ----------
INDIA -- 6.7%
   Hindustan Petroleum
     Corporation Ltd. Participation
     Notes .................................            34,000           446,420
   Larsen & Toubro Ltd.
     Participation Notes ...................           123,300           759,528
   Mahanagra Telephone Nigam
     Ltd. Participation Notes ..............            59,000           390,285
   Mahindra & Mahindra Ltd.
     Participation Notes ...................            32,800           361,128
   Mahindra and Mahindra Ltd.
     GDR ...................................            34,790           396,606
   Morgan Stanley India
     Investment Fund, Inc. .................           119,831         1,288,183
   Ranbaxy Laboratories Ltd.
     GDR ...................................            12,800           271,040

                 See Accompanying Notes to Financial Statements.

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
INDIA -- (CONTINUED)
   Reliance Industries Ltd.
     Participation Notes .................             40,000         $  362,200
   Reliance Industries Ltd.
     144A GDR ............................             22,530            446,094
   State Bank of India Ltd. GDR ..........             26,512            523,612
   Steel Authority of India GDR ..........             45,400            337,095
                                                                      ----------
                                                                       5,582,191
                                                                      ----------
INDONESIA -- 2.2%
   PT Bank Dagang Nasional
     Indonesia*** ........................                 50                 11
   PT Bank Dagang Nasional
     Indonesia Warrants***/** ............                700                 68
   PT Bank International
     Indonesia*** ........................                  2                  1
   PT Bank Negara Indonesia*** ...........            213,000             66,788
   PT Bimantara Citra*** .................            316,000            283,864
   PT Indah Kiat Pulp &
     Paper*** ............................          1,225,500            477,737
   PT Indah Kiat Pulp & Paper
     Warrants*** /** .....................            103,200               --
   PT Indorama Synthetics*** .............            533,000            289,085
   PT Jakarta International Hotel
     and Development*** ..................            244,000            122,000
   PT Lippo Securities*** ................          1,626,000            248,034
   PT Telekomunikasi
     Indonesia*** ........................            385,000            349,110
                                                                      ----------
                                                                       1,836,698
                                                                      ----------
ISRAEL -- 5.1%
   Bank Leumi of Israel Ltd. .............            554,930            874,911
   Blue Square Chain Stores
     Properties & Investment
     ADR** ...............................             29,300            373,575
   ECI Telecom Ltd. ......................             56,200          1,675,462
   First International Bank of
     Israel Ltd. .........................              5,827            781,982
   Israel Chemicals Ltd. .................            427,500            528,272
                                                                      ----------
                                                                       4,234,202
                                                                      ----------
LEBANON -- 0.6%
   Solidere 144A GDR .....................             31,320            528,525
                                                                      ----------
MEXICO -- 13.6%
   Cementos Mexicanos S.A. de
     C.V. Cl. B ..........................            253,749          1,398,987
   Controladora Comercial
     Mexicana S.A. de C.V. ...............             51,315          1,032,714
   Corparacion GEO S.A. de
     C.V. Cl. B** ........................             74,602            416,550
   Corporacion Industrial SanLuis
     S.A. de C.V. CPO ....................            148,174          1,173,261
   Fomento Economico Mexicano
     S.A. de C.V. Cl. B ..................            163,393          1,126,560
   Grupo Carso S.A. de
     C.V. Cl. A1 .........................             54,000            374,391

                                                     NUMBER
                                                    OF SHARES            VALUE
                                                    ---------         ----------
MEXICO -- (CONTINUED)
   Grupo Financiero Banamex
     Accival S.A. de C.V. Cl. B ..........            362,683        $   967,309
   Grupo Modelo S.A. de
     C.V. Cl. C ..........................            109,475            934,056
   Grupo Televisa S.A. de
     C.V. GDS ............................             36,406          1,187,746
   Kimberly-Clark de Mexico
     S.A. de C.V. Cl. A ..................            426,358          1,897,954
   Telefonos de Mexico
     S.A. ADR ............................             17,199            789,004
                                                                     -----------
                                                                      11,298,532
                                                                     -----------
PAKISTAN -- 0.9%
   Hub Power Company Limited .............            652,000            773,132
                                                                     -----------
PERU -- 1.0%
   Credicorp Limited ADR .................             19,440            409,455
   Telefonica del Peru S.A. ADR ..........             16,112            376,618
                                                                     -----------
                                                                         786,073
                                                                     -----------
PHILIPPINES -- 0.0%
   Philippine National Bank ..............              6,075             26,206
                                                                     -----------
POLAND -- 2.1%
   Bank Handlowy W. Warszawie ............              5,940             74,874
   Bank Handlowy W. Warszawie
     ADR 144A ............................              5,330             67,558
   Elektrim Spolka Akcyjna S.A. ..........             78,100            719,236
   Stomil Olsztyn S.A. ...................             35,000            351,531
   Zaklady Piwowarskie W Zywcu
     S.A. ................................              7,200            559,457
                                                                     -----------
                                                                       1,772,656
                                                                     -----------
PORTUGAL -- 5.5%
   Banco Comercial Portugues
     PFD Series A ........................             13,900            962,575
   Banco Comercial Portugues
     S.A. Registered Shares ..............             39,500            732,992
   Electricidade de Portugal S.A. ........             66,320          1,035,050
   Portugal Telecom S.A. ADR .............             14,300            525,525
   Portugal Telecom S.A.
     Registered ..........................             22,200            824,648
   Sociedade de Construcoes
     Soares Da Costa S.A. ................             60,200            466,973
                                                                     -----------
                                                                       4,547,763
                                                                     -----------
PUERTO RICO -- 0.5%
   CoreComm, Inc.** ......................             25,300            373,175
                                                                     -----------
RUSSIA -- 7.6%
   Gazprom ADR 144A ......................             38,970            756,992
   JSZ Kas Commerz Bank
     144A ADS ............................              7,800            235,950
   Lukoil Holding ADR ....................             12,100          1,095,945
   Lukoil Holding ADR Pfd. ...............              6,700            216,108
   Mosenergo ADR 144A ....................             38,283          1,758,568
   PLD Telekom, Inc. .....................             45,500            406,656

                 See Accompanying Notes to Financial Statements.

                  BEA EMERGING MARKETS EQUITY FUND (CONCLUDED)

                                                      NUMBER
                                                     OF SHARES           VALUE
                                                     ---------        ----------
RUSSIA -- (CONTINUED)
   Surgutneftegaz ADR ......................            18,950        $  992,506
   Unified Energy Systems ..................            21,800           865,460
                                                                      ----------
                                                                       6,328,185
                                                                      ----------
SOUTH AFRICA -- 3.2%
   Amalgamated Banks of
     South Africa Ltd. .....................           126,634           821,913
   Billiton, plc ...........................           201,697           778,155
   Gencor Ltd. .............................            40,339           102,751
   South African Breweries
     Limited ...............................            31,122           933,693
                                                                      ----------
                                                                       2,636,512
                                                                      ----------
SOUTH KOREA -- 5.3%
   Korea Electric Power ADR ................            26,949           439,606
   Korea Fund, Inc. ........................            47,960           596,502
   L.G. Electronics ........................            47,000         1,010,305
   Pohang Iron & Steel Ltd. ADR ............            32,396           838,246
   Samsung Electro-Mechanics
     Company ...............................            30,910           856,233
   Samsung Electronics Co., Ltd.
     GDR ...................................            12,200           669,475
                                                                      ----------
                                                                       4,410,367
                                                                      ----------
TAIWAN -- 0.3%
   Morgan Stanley Taiwan Opals .............             1,500           266,925
                                                                      ----------
TURKEY -- 4.4%
   Akbank T.A.S. ...........................        13,765,463           882,875
   Aksa Akrilik Kimya Sanayii
     A.S. ..................................         2,365,393           176,406
   Arcelik A.S. ............................         2,285,850           228,435
   Brisa Bridgestone Sabanci
     Lastik San. Ve Tic  A.S. ..............           272,658           102,485
   Erciyas Biracilik Ve Malt
     Sanayii ...............................         1,397,962           181,407
   Eregli Demir Ve Celik
     Fabrikalari T.A.S. ....................           925,500           151,848
   Haci Omer Sabanci Holdings
     144A ..................................            86,200           705,547
   Yapi Ve Kredi Bankasi A.S. ..............        60,664,081         1,248,679
                                                                      ----------
                                                                       3,677,682
                                                                      ----------
VENEZUELA -- 2.8%
   Compania Anonima Nacional
     Telefonos de Venezuela
     ADR ...................................            16,223           669,199
   Electricad de Caracas ...................           342,443           579,612
   Mavesa S.A. ADR .........................            60,313           474,965
   Siderurgica Venezolana Sivensa
     S.A.C.A. ADR ..........................           110,500           589,186
                                                                      ----------
                                                                       2,312,962
                                                                      ----------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $73,092,682) ....................                          75,856,788
                                                                      ----------

                                                       PAR
                                                      (000)              VALUE
                                                    ---------         ----------
SHORT-TERM INVESTMENT -- 6.4%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.063% 09/02/97 .....................        $     5,305        $ 5,305,000
                                                                     -----------
     TOTAL SHORT-TERM
        INVESTMENT
        (Cost $5,305,000) ................                             5,305,000
                                                                     -----------
   TOTAL INVESTMENTS -- 97.8%
     (Cost $78,397,682) ..................                            81,161,788
                                                                     -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 2.2% ...............                             1,854,184
                                                                     -----------
   NET ASSETS (Applicable to
     4,227,236 BEA Institutional
     Shares and 183 BEA Advisor
     Shares)-- 100.0% ....................                           $83,015,972
                                                                     ===========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($83,012,386 (DIVIDE) 4,227,236) ....                                $19.64
                                                                          ======
    NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     ($3,586 (DIVIDE) 183) ...............                                $19.60
                                                                          ======

   *Cost for  Federal  income tax  purposes  at August 31, 1997 is  $78,520,122.
    The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ....................................     $ 9,075,201
        Gross Depreciation ....................................      (6,433,535)
                                                                    -----------
        Net Appreciation ......................................     $ 2,641,666
                                                                    ===========
  **Non-income producing securities.
 ***Denotes foreign shares.
****Certain conditions for public sales may exist.

                            INVESTMENT ABBREVIATIONS
ADR ............................................... American Depository Receipts
ADS ................................................  American Depository Shares
GDR ................................................. Global Depository Receipts

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                     AMOUNT
                                                                   -------------
Capital Paid-In .................................................  $ 90,245,082
Accumulated Net Investment Income ...............................       188,084
Accumulated Net Realized Loss on
   Security and Foreign Exchange Transactions ...................   (10,167,833)
Net Unrealized Appreciation on
   Investments and Other ........................................     2,750,639
--------------------------------------------------------------------------------
NET ASSETS ......................................................  $ 83,015,972
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                            BEA U.S. CORE EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Equity Fund (the "Fund") for the year ended August 31, 1997 and discuss our investment strategy.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund was $24.40, compared to an NAV of $19.05 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 38.32%. By comparison, the Standard & Poor's 500 Index (the "Index") gained 40.61% during the same period. For the six months ended August 31, 1997, the Fund returned 16.02%, versus 14.74% for the Index.

Recent performance for the Fund was driven by its health care holdings, due both to our overweighting of the sector relative to the S&P 500 and favorable stock selection:
(BULLET) Generic drug producer BARR LABORATORIES,  INC.  surged to record  highs as investors anticipated big sales of its new generic anticoagulant.
(BULLET) Pharmaceutical giant WARNER-LAMBERT, CO. exploded in June on news that sales of Lipitor, a new medication to lower cholesterol, were running far ahead of expectations.
(BULLET)  Following  a steep  decline  when  its  proposed  merger  with  Bergen
   Brunswig Corp. was cancelled, shares of IVAX CORPORATION, another generic drug producer, sharply rebounded.

Year-to-date underperformance is principally attributable to capitalization weightings. At a time when large-cap equities were dominating the market, the portfolio had major positions in several smaller stocks. Some experienced substantial volatility, notably GTECH Holdings Corporation, Hollinger International, Inc., I-STAT Corporation and Ivax Corporation. The absence of some of the top-performing large-caps (e.g., IBM, Coca-Cola) also had a negative impact on returns.

MARKET COMMENTARY

In recent reports we have expressed concern about an indexation phenomenon that concentrates market performance in a small group of the largest-capitalization stocks known as the "mega-caps." These are blue-chip, global powerhouses like General Electric Co., Coca-Cola, Exxon Corporation, etc. Investors have favored the mega-caps because they are achieving especially strong, high-quality operating results. Since such stocks disproportionately affect the movement of capitalization-weighted indices like the S&P 500, this drives the market higher. In 1996, indexation caused the S&P's 10 biggest stocks to dramatically outperform the remaining 490 stocks. This trend continued through the first half of 1997, as the top 10's 28.3% return substantially exceeded the 18.8% achieved by the other 490. We also note that half of the S&P's capitalization weight is in the top 55 stocks, which earned 24% through June, while the remaining 445 stocks earned 17%.

It is reasonable to suggest that indexation's strength may somewhat distort valuation levels in the near term. Looking ahead into the future, though, we believe that the market will continue to bestow premium valuations on the mega-caps because these companies will be the prime beneficiaries of a changed global marketplace.

The key drivers of the new marketplace are capitalism and globalization. Communism's demise has enabled capitalism to become the world's single economic ideology. Since capitalism is based on competition, it means that the global system of resource allocation will become much more efficient: demand will naturally flow to where costs are lowest and supply to where returns are highest.

In this environment, the big winners will be the multinational giants--companies best able to achieve huge cost efficiencies and economies of scale while penetrating the world's underdeveloped markets. They will exploit the "labor arbitrage" resulting from the sizable difference in labor costs between developed and emerging economies to raise productivity increasingly higher. The multinationals are uniquely positioned to reconfigure their factors of production to minimize costs and maximize global reach. The market rewards companies that succeed in these ways with 1) relatively low costs of capital, allowing them to borrow at better rates than their competitors; and 2) premium equity valuations via higher share prices.

                            BEA U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

Companies with low costs of capital and high share prices are in excellent shape to acquire other companies. As a result, the mergers and acquisitions business should thrive in the coming years and more transactions will involve the big multinationals. Deals valued in the $20-30 billion range will be commonplace.

With capitalism in place nearly everywhere, the financial markets assume a level of power that transcends government control. This confers on them the role of unofficial global policeman. For example, the quantity of outstanding global government debt is so vast that it cannot be ignored, and investors who own the debt are concerned solely with earning a return on their investment rather than national politics or central bank issues. Since bond-trading activity forces market interest rates higher or lower accordingly, the markets effectively serve as a check on monetary policy.

The combination of the global labor arbitrage, increasing M&A activity and the markets' assumption of a policing role is decidedly bullish for long-term global inflation. It means that labor costs are subject to heavy, ongoing downward pressure; industry consolidation will generate huge cost savings; and monetary policies worldwide are answerable to investors seeking to maximize their returns.

In sum, we believe that a singularly favorable set of conditions exists for the sustainable appreciation of global equities generally and the shares of multinational giants especially.

OUTLOOK

Our positive outlook on the U.S. economy remains intact. Widespread concern earlier in the year regarding possible interest-rate hikes has subsided, as data suggest that the economy is not in imminent danger of overheating. In this context, we regard the Federal Reserve's decision at its last three meetings not to raise rates as a clear sign that it does not currently consider inflation a realistic threat.

U.S. equities have responded to investors' improving perceptions about the economy by reaching a succession of new highs thus far in 1997. While we are pleased to see stocks rise, naturally, we also note that the market's surge leaves little room for valuations to expand. Many investment managers who adhere to strict buy and sell disciplines are finding it difficult to identify attractively priced shares and, as a result, must sit with large cash positions until good opportunities materialize. If the market should give back some of its gains and restore valuations to lower levels, these managers will have plenty of cash with which to fuel a new advance.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have any questions about the Fund or the capital markets in general, please feel free to call upon us at any time.

Sincerely yours,

BEA Domestic Equity Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director John B. Hurford, Executive Director
James A. Abate, Senior Vice President
Todd M. Rice, Senior Vice President

                            BEA U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE EQUITY FUND AND THE S&P 500 INDEX FROM INCEPTION 9/1/94 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                      BEA U.S.
                     Core Equity                S&P 500
                        Fund                     Index
09/01/1994             10,000                    10,000
11/30/1994              9,553                     9,615
02/28/1995             10,251                    10,398
05/31/1995             11,103                    11,455
08/31/1995             11,975                    12,149
11/30/1995             12,746                    13,168
02/29/1996             13,940                    14,007
05/31/1996             14,383                    14,720
08/31/1996             14,080                    14,421
11/30/1996             16,150                    16,837
02/28/1997             16,786                    17,672
05/31/1997             17,943                    19,049
08/31/1997             19,475                    20,275

-------------------------
AVERAGE ANNUAL
TOTAL RETURN
One Year           38.32%
From Inception     24.86%
-------------------------

Note: Past performance is not predictive of future performance.

                            BEA U.S. CORE EQUITY FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------       ----------
COMMON STOCK -- 96.0%
AEROSPACE / DEFENSE -- 1.1%
   Coltec Industries** .......................           41,200       $  921,850
                                                                      ----------
BUSINESS SERVICES -- 2.2%
   Automatic Data Processing .................           42,000        1,913,625
                                                                      ----------
CHEMICALS -- 2.2%
   Crompton & Knowles
     Corporation .............................           36,600          924,150
   Imperial Chemical Industries
     plc ADR .................................           15,000          984,375
                                                                      ----------
                                                                       1,908,525
                                                                      ----------
COMPUTERS, SOFTWARE AND SERVICING -- 7.5%
   Compaq Computer
     Corporation** ...........................           20,000        1,310,000
   DST Systems** .............................           40,000        1,447,500
   Hewlett Packard Co. .......................           12,000          735,750
   Microsoft Corporation** ...................           22,500        2,974,219
                                                                      ----------
                                                                       6,467,469
                                                                      ----------
CONGLOMERATES -- 4.4%
   General Electric Co. ......................           32,000        2,000,000
   Philip Morris Companies ...................           42,000        1,832,250
                                                                      ----------
                                                                       3,832,250
                                                                      ----------
CONSTRUCTION AND BUILDING MATERIALS-- 3.1%
   Caterpillar Inc. ..........................           16,600          963,837
   Sherwin Williams Co. ......................           63,800        1,750,512
                                                                      ----------
                                                                       2,714,349
                                                                      ----------
CONSUMER PRODUCTS & SERVICES -- 3.7%
   Clorox Company ............................            7,000          918,750
   Colgate-Palmolive Co. .....................           14,000          878,500
   Newell Co. ................................           35,000        1,378,125
                                                                      ----------
                                                                       3,175,375
                                                                      ----------
ELECTRONICS -- 3.2%
   Emerson Electric Co. ......................           50,000        2,734,375
                                                                      ----------
ENERGY -- 6.2%
   Burlington Resources, Inc. ................           18,800          951,750
   Exxon Corporation .........................           30,000        1,835,625
   Mobil Corporation .........................           18,000        1,309,500
   Schlumberger, Ltd. ........................           16,000        1,219,000
                                                                      ----------
                                                                       5,315,875
                                                                      ----------
ENTERTAINMENT -- 2.1%
   GTECH Holdings Corporation** ..............           60,000        1,803,750
                                                                      ----------
FINANCIAL SERVICES -- 7.3%
   ACE Ltd. ..................................           23,600        1,961,750
   Allstate Corporation ......................           12,000          876,750
   American International Group,
     Inc. ....................................           12,000        1,132,500
   BB&T Corporation ..........................           20,000        1,035,000
   Charles Schwab Corporation ................           30,000        1,273,125
                                                                      ----------
                                                                       6,279,125
                                                                      ----------

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------       ----------
FOOD & BEVERAGE -- 1.4%
   H.J. Heinz ................................           30,000       $1,248,750
                                                                      ----------
HEALTH CARE -- 8.7%
   Amgen, Inc.** .............................           22,000        1,090,375
   Biomet, Inc. ..............................           44,900          931,675
   Humana, Inc. ..............................           35,000          824,687
   I-STAT Corporation** ......................           66,000        1,320,000
   Johnson & Johnson, Inc. ...................           14,000          793,625
   McKesson Corporation ......................           27,000        2,529,562
                                                                      ----------
                                                                       7,489,924
                                                                      ----------
INDUSTRIAL GOODS & MATERIALS -- 5.2%
   Dover Corporation .........................           25,000        1,726,562
   Illinois Tool Works Inc. ..................           27,000        1,306,125
   Tyco International Ltd. ...................           18,000        1,411,875
                                                                      ----------
                                                                       4,444,562
                                                                      ----------
PACKAGING/CONTAINERS -- 3.5%
   Owens-Illinois, Inc.** ....................           50,000        1,740,625
   Sealed Air Corporation ....................           25,000        1,296,875
                                                                      ----------
                                                                       3,037,500
                                                                      ----------
PAPER & FOREST PRODUCTS -- 2.1%
   Kimberly-Clark Corporation ................           18,000          853,875
   Schweitzer-Mauduit
     International, Inc. .....................           23,500          940,000
                                                                      ----------
                                                                       1,793,875
                                                                      ----------
PHARMACEUTICALS -- 9.0%
   Barr Laboratories, Inc.** .................           50,000        1,962,500
   Ivax Corporation ..........................          200,000        1,887,500
   Smithkline Beecham plc ....................           46,000        1,992,375
   Warner Lambert Co. ........................           15,000        1,905,938
                                                                      ----------
                                                                       7,748,313
                                                                      ----------
PUBLISHING & INFORMATION SERVICES -- 4.8%
   Gannett Company, Inc. .....................           13,000        1,266,688
   Hollinger International, Inc. .............           70,000          901,250
   Omnicom Group, Inc. .......................           15,100        1,023,025
   Tribune Co. ...............................           20,000          988,750
                                                                      ----------
                                                                       4,179,713
                                                                      ----------
REAL ESTATE -- 4.8%
   Cornerstone Properties Inc. ...............           60,000        1,065,000
   Equity Office Properties Trust ............           30,000          875,625
   Starwood Lodging Trust ....................           20,000          923,750
   TriNet Corporate Realty Trust,
     Inc. ....................................           35,000        1,244,688
                                                                      ----------
                                                                       4,109,063
                                                                      ----------
RESTAURANTS, HOTELS AND GAMING -- 0.8%
   McDonald's Corporation ....................           14,900          704,956
                                                                      ----------
RETAIL -- 1.3%
   Home Depot,  Inc. .........................           23,000        1,085,313
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

                      BEA U.S. CORE EQUITY FUND (CONCLUDED)

                                                      NUMBER
                                                     OF SHARES           VALUE
                                                     ---------        ----------
TELECOMMUNICATIONS -- 4.7%
   Airtouch Communications,
     Inc.** ..............................             40,000         $1,352,500
   Newbridge Networks
     Corporation** .......................             30,000          1,365,000
   Teleglobe, Inc. .......................             40,000          1,300,000
                                                                      ----------
                                                                       4,017,500
                                                                      ----------
TRANSPORTATION -- 6.7%
   AMR Corporation** .....................             10,000          1,007,500
   Canadian National Railway
     Company .............................             30,000          1,490,625
   Canadian Pacific Ltd. .................             45,000          1,313,438
   Federal Express Corporation** .........             30,000          1,993,125
                                                                      ----------
                                                                       5,804,688
                                                                      ----------
   TOTAL COMMON STOCK
     (Cost $63,610,811) ..................                            82,730,725
                                                                      ----------

                                                     PAR
                                                    (000)
                                                    ------
SHORT TERM INVESTMENT -- 4.2%
   BBH Grand Cayman
     U.S. Dollar Time Deposit
     5.063% 09/02/97 ..................              $3,618           3,618,000
                                                                   ------------
     TOTAL SHORT TERM
        INVESTMENT
        (Cost $3,618,000) .............                               3,618,000
                                                                   ------------
   TOTAL INVESTMENTS -- 100.2%
     (Cost $67,228,811) ...............                              86,348,725
                                                                   ------------
   LIABILITIES IN EXCESS
     OF ASSETS-- (0.2%) ...............                                (166,984)
                                                                   ------------
   NET ASSETS (Applicable to
     3,532,014 BEA Institutional
     Shares)-- 100.0% .................                            $ 86,181,741
                                                                   ============
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL
     SHARE
     ($86,181,741 (DIVIDE) 3,532,014) .                                   $24.40
                                                                          ======

   *Cost  for  Federal  income tax purposes at August 31,  1997 is  $67,236,261.
    The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .......................................  $20,053,559
        Gross Depreciation .......................................     (941,095)
                                                                    -----------
        Net Appreciation .........................................  $19,112,464
                                                                    ===========
   **Non-income producing securities.

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                     -----------
Capital Paid-In ..................................................   $59,265,306
Accumulated Net Investment Income ................................       257,839
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions ....................     7,538,682
Net Unrealized Appreciation on
   Investments and Other .........................................    19,119,914
--------------------------------------------------------------------------------
NET ASSETS .......................................................   $86,181,741
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA Global Telecommunications Fund (the "Fund") and BEA's investment strategy for the period of December 4, 1996 (commencement of operations) through August 31, 1997.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund was $17.30, compared to an original NAV of $15.00 on December 4, 1996. As a result, the Fund's total return was 15.33%. For the period January 1, 1997 to August 31, 1997, the Fund's total return was 15.49%, versus a gain of 7.29% for the MSCI Telecommunications Index (the "Index").

There were two keys to the Fund's success since its inception: favorable weightings of regions and countries, and superior stock selection.

We attribute the Fund's outperformance of the Index primarily to our holdings in emerging market telecommunications companies. The best-performing stocks in this group were from Latin America (i.e., Compania de Telecomunicaciones de Chile, S.A. ("CTC"), Telecomunicacoes Brasileiras S.A. ("Telebras"), Telefonica del Peru S.A., Telecomunicacoes de Sao Paulo S.A. ("Telesp")), Portugal (i.e., Portugal Telecom S.A.) and Russia (i.e., Vimpel Communications). Since shares in emerging markets companies represent approximately one-third of the Fund's total assets, their impact on the portfolio has been disproportionately positive.

Among domestic holdings, we fared best in several sectors. These were internet-related companies (America Online, Inc. was our top domestic performer), cellular (notably Airtouch Communications, Inc., which is growing overseas) and paging (we profited from buying some paging stocks on an opportunistic basis).

MARKET COMMENTARY

Much has happened in the global telecommunications business since our last report. Several developments are particularly significant for the industry:

WORLD TRADE ORGANIZATION AGREEMENT. Under the auspices of the World Trade Organization ("WTO"), 68 nations ratified a landmark agreement in February. The agreement legally obligates all signers to open their telecommunications markets to competition (most of which should occur by 2000). Most nations agreed to drop their prohibition against foreign ownership of a controlling interest in their domestic telecom provider. This should reinforce the trend toward industry consolidation via numerous mergers and global alliances, allowing for the creation of seamless "end-to-end" networks that make telephony cheaper and simpler for customers.

ADDITIONS TO CONCERT. In April, Telefonica de Espana ("Telefonica") and Portugal Telecom, S.A. joined the global Concert alliance headed up by British Telecom ("BT") and MCI Communications ("MCI"). Telefonica gives the alliance unfettered access to the Spanish domestic market and, perhaps more important, an immediate presence in Latin America, where its international subsidiary, Telefonica Internacional S.A. ("TISA"), holds valuable equity stakes in many leading telecom companies. Portugal Telecom contributes its own domestic market as well as its strong historical links with Portuguese-speaking Brazil (Latin America's largest and, perhaps, most vital market). All at once, then, Concert gains an extraordinary capability to realize the huge potential of the Latin American market for telecom services and makes substantial progress in the construction of its global end-to-end network.

STRENGTHENING OF TISA. Telefonica became the 100% owner of TISA by purchasing the Spanish government's 24% stake in August. TISA is the largest foreign investor in Latin American telephony, with operations in Argentina, Brazil, Chile, and Peru as well as equity holdings in Colombia, Puerto Rico and Venezuela. The purchase strengthens TISA's financial condition and eliminates any direct government input into its operation. In addition, MCI acquired an option to buy 10% of TISA from Telefonica and formed a joint venture with TISA to integrate TISA's Latin business into the Concert global network.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

PROGRESS  TOWARD  TELEBRAS  PRIVATIZATION.  Over the last few  months,  Brazil's
Telebras government-owned telecom monopoly has made great strides toward eventual privatization. A major milestone was reached with the passage of the long-awaited General Telecommunications Law, which establishes a new regulatory framework and gives the government the necessary legal authority to privatize the Telebras system. The government unveiled an informal privatization plan and announced its intention to complete the process around mid-1998.

OUTLOOK

We anticipate that our general investment strategy will remain in place in the foreseeable future. This means that we will endeavor to maintain a beneficial balance between emerging and developed markets and, among the latter, continue to have a strong bias toward the U.S. As for emerging markets, we currently are most positive about Latin America and generally avoiding Asia. Although many Asian telecom stocks now appear more attractively valued as a result of recent volatility in Asian equity markets, we suspect that valuations may fall even further.

The best opportunities on the domestic telecom scene should continue to be among the "Davids" (i.e., smaller companies in sectors with strong growth potential) rather than the "Goliaths" (i.e., the larger, traditional telephone companies, for whom competition is rising while growth is relatively limited). The generally declining fortunes of the Goliaths are exemplified by MCI, whose purchase price by BT recently was revised downward in response to lowered growth expectations. We particularly foresee consolidation in the internet sector, in which we own America Online, Inc. (which should survive and prosper) and NETCOM On-Line Communications Services, Inc. (an attractive takeover candidate).


Looking further ahead, we remain decidedly optimistic about the future of the global telecommunications sector. Our optimism rests on the large universe of companies with attractive fundamentals and valuations; the growing number of privatizations expected in the next few years (e.g., France Telecom, Israel's Bezeq and Telkom South Africa) and the high growth potential of emerging markets based on their increasing integration into the global economy and the growing recognition of their strategic value.

It also should be noted that the scope for value-added services like cellular, wireless transmission of data, paging and related services such as cable television is equally immense. Such an environment suggests huge opportunities for profit growth among providers, equipment manufacturers, software developers and the broad universe of ancillary businesses. Our goal is to find these opportunities and, in so doing, give investors a unique vehicle for participation in one of the world's fastest-growing industry sectors.

As developments occur in the telecommunications industry or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Global Telecommunications Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Todd M. Rice, Senior Vice President
Stephen R. Waite, Vice President

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA GLOBAL TELECOMMUNICATIONS ADVISOR CLASS AND THE MSCI TELECOMMUNICATIONS INDEX FROM INCEPTION 12/4/96 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                    BEA Global                   Morgan Stanley
                Telecommunications              Composite Index
                      Fund                     Telecommunications
12/04/1996           10,000                         10,000
02/28/1997           10,787                         10,253
05/31/1997           11,460                         10,727
08/31/1997           11,533                         10,729

------------------------
TOTAL RETURN
From Inception    15.33%
------------------------

         Note: Past performance is not predictive of future performance.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                         NUMBER
                                                        OF SHARES        VALUE
                                                        ---------     ----------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 95.4%
BRAZIL -- 5.6%
   Telecomunicacoes Brasileiras
     S.A. ADR ....................................            265        $31,270
   Telecomunicacoes de Sao Paulo
     S.A. PN .....................................          1,438            428
                                                                         -------
                                                                          31,698
                                                                         -------
CANADA -- 1.8%
   BCE Mobile Communications,
     Inc. ........................................            100          3,569
   Teleglobe, Inc. ...............................            200          6,500
                                                                         -------
                                                                          10,069
                                                                         -------
CHILE -- 2.4%
   Compania de Telecomunicaciones
     de Chile S.A.  ADR ..........................            450         13,528
                                                                         -------
GERMANY -- 3.6%
   Deutsche Telekom AG ...........................            450          9,014
   Mannesmann AG .................................             25         11,512
                                                                         -------
                                                                          20,526
                                                                         -------
HONG KONG -- 3.3%
   Hong Kong Telecommunications
     Ltd. ADR ....................................            900         19,069
                                                                         -------
INDIA -- 3.6%
   Videsh Sanchar Nigam Ltd. .....................          1,400         20,650
                                                                         -------
INDONESIA -- 2.1%
   PT Indosat*** .................................          6,000         12,203
                                                                         -------
ISRAEL -- 5.3%
   ECI Telecommunications Ltd. ...................            468         13,952
   Gilat Satellite Networks Ltd.
     ADR .........................................            500         16,250
                                                                         -------
                                                                          30,202
                                                                         -------
ITALY -- 5.1%
   Telecom Italia Mobile S.p.A. ..................          1,600          5,528
   Telecom Italia Mobile S.p.A.
     Non Convertible Savings
     Shares ......................................          4,700          7,853
   Telecom Italia Savings Share
     S.p.A. ......................................          4,400         15,525
                                                                         -------
                                                                          28,906
                                                                         -------
PERU -- 3.3%
   Telefonica del Peru S.A. ADR ..................            800         18,700
                                                                         -------
POLAND -- 3.1%
   Elektrim Spolka Akcyjna S.A. ..................          1,900         17,497
                                                                         -------
PORTUGAL -- 3.8%
   Portugal Telecom S.A. ADR .....................            600         22,050
                                                                         -------

                                                      NUMBER
                                                     OF SHARES           VALUE
                                                     ---------        ----------
RUSSIA -- 6.0%
   PLD Telekom, Inc. .......................               500          $  4,469
   Vimpel Communications
     ADR ...................................               863            29,558
                                                                        --------
                                                                          34,027
                                                                        --------
SOUTH KOREA -- 1.7%
   SK Telecom Co. Ltd. ADR .................             1,100             9,900
                                                                        --------
SPAIN -- 4.1%
   Telefonica de Espana ADR ................               300            23,325
                                                                        --------
UNITED KINGDOM -- 5.6%
   COLT Telecom Group plc
     ADR ...................................               900            24,862
   General Cable plc ADR ...................               200             1,825
   M.A.I.D. plc ADR ........................               400             5,200
                                                                        --------
                                                                          31,887
                                                                        --------
UNITED STATES -- 35.0%
   360 Communications
     Company ...............................               700            12,862
   Airtouch Communications,
     Inc. ..................................               400            13,525
   America Online, Inc. ....................               200            12,900
   Ameritech Corporation ...................               200            12,537
   Bell Atlantic Corporation ...............               200            14,475
   Compuserve Corp. ........................               400             5,050
   Cox Radio, Inc. .........................               200             5,350
   Individual, Inc. ........................             1,000             2,687
   MCI Communications ......................               200             5,700
   Metricom, Inc. ..........................               400             2,325
   NETCOM On-Line
     Communications Services,
     Inc. ..................................               900            11,756
   PageMart Wireless, Inc. .................             1,400            13,475
   Paging Network, Inc. ....................             1,300            13,163
   Sprint Corp. ............................               200             9,400
   Superior Telecom, Inc. ..................               400            15,125
   Teleport Communications,
     Inc. Cl. A ............................               100             3,638
   U.S. West Communications
     Group .................................               400            14,325
   U.S. WEST Media Group ...................               500            10,000
   United States Satellite
     Broadcasting Company, Inc. ............               400             3,575
   Viatel, Inc. ............................             2,400            11,400
   WorldCom, Inc. ..........................               200             5,988
                                                                        --------
                                                                         199,256
                                                                        --------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $512,783) .......................                             543,493
                                                                        --------

                 See Accompanying Notes to Financial Statements.

                 BEA GLOBAL TELECOMMUNICATIONS FUND (CONCLUDED)

                                                       PAR
                                                      (000)              VALUE
                                                    ---------         ----------
SHORT-TERM INVESTMENT -- 9.7%
   BBH Grand Cayman
     U.S. Dollar Time Deposit
     5.063% 09/02/97 ....................                $55          $  55,000
                                                                      ---------
     TOTAL SHORT-TERM
        INVESTMENT
        (Cost $55,000) ..................                                55,000
                                                                      ---------
   TOTAL INVESTMENTS -- 105.1%
     (Cost $567,783*) ...................                               598,493
                                                                      ---------
   LIABILITIES IN EXCESS
     OF ASSETS-- (5.1%) .................                               (29,021)
                                                                      ---------
   NET ASSETS (Applicable to
     32,926 BEA Advisor
     Shares)-- 100.0% ...................                             $ 569,472
                                                                      =========
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     ($569,472 (DIVIDE) 32,926) .........                                $17.30
                                                                         ======
    *Also cost for  Federal  income tax  purposes at August 31,  1997. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ......................................      $ 63,122
        Gross Depreciation ......................................       (32,412)
                                                                       --------
        Net Appreciation ........................................      $ 30,710
                                                                       ========
   **Non-income producing securities.
  ***Denotes foreign shares.

                            INVESTMENT ABBREVIATIONS
ADR ............................................... American Depository Receipts

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                        AMOUNT
                                                                       ---------
Capital Paid-In ....................................................   $508,538
Accumulated Net Investment Loss ....................................       (167)
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions ....................................................     30,391
Net Unrealized Appreciation on
   Investments and Other ...........................................     30,710
--------------------------------------------------------------------------------
NET ASSETS .........................................................   $569,472
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                         BEA U.S. CORE FIXED INCOME FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Fixed Income Fund (the "Fund") for the year ended August 31, 1997 and discuss our investment strategy.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund was $15.65, compared to an NAV of $15.06 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 11.53%. By comparison, the Lehman Brothers Aggregate Bond Index (the "Index") posted a return of 10.02% during the same period. For the six months ended August 31, 1997, the Fund returned 4.68% (assuming reinvestment of dividends), versus 4.41% for the Index.

Performance of fixed income markets in recent months was broadly positive. Prices of most debt subcategories, which had fallen in March over concern about a hike in interest rates, erased March's losses and rose even higher.

The market's turnaround is attributable to two factors. First, the Federal Reserve chose not to raise interest rates at its Open Market Committee meetings in May, July and August. Second, government data increasingly suggested an absence of inflationary pressures on the economy.

Many market observers consider the macroeconomic climate so benign that they are declaring the birth of a "new economic paradigm." The essence of this idea is that the economy has lost its historical cyclicality and negated the inverse correlation between growth and inflation. Instead, a combination of productivity gains, cost efficiency, global competition and other elements will keep inflation low while supporting strong growth.

It is too soon to determine whether the new paradigm is more than a concept. Nonetheless, the market appears to be saying that today's favorable conditions should be in place well into 1998. This has positive implications for the "spread products" (i.e., debt securities whose market valuation is greatly driven by the spreads between their yields and those of U.S. Treasury debt) that currently are the Fund's primary investment vehicles.

PORTFOLIO REVIEW

The following investment strategies were in place over the past few months:

(BULLET)  We   revised  the  portfolio's   weighting  in   the   mortgage-backed
   securities sector ("MBS") to neutral from overweight by selling into its rally. We will look to restore MBS to an overweight when the opportunity arises.
(BULLET) We took a conservative  approach  to  investment-grade  corporate bonds and used their price weakness in April to add to the position.
(BULLET)  Emerging  market  debt  continued  to  outperform   most fixed  income
   sectors. Our largest positions are in Russia and Mexico.
(BULLET) We maintained  the  portfolio's  domestic   high-yield  component  at a
   relatively high quality level. High-yield should continue to add value without a meaningful increase in risk.

                         BEA U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

OUTLOOK

In light of the Fed's decision to leave interest rates unchanged, we view the fundamental environment for financial assets as remaining positive through the remainder of 1997. Technical factors, however, may present some danger for certain sectors within the bond market. The potentially large expansion of supply from prepayments, refinancings and new issues of high-yield paper is most significant in this regard. We believe that a moderately defensive stance is best and are monitoring market conditions accordingly.

As we begin the Fund's new fiscal year, we see several new areas of opportunity. There are pockets of value in the AA and AAA-rated corporate sectors, which have been overlooked due to investors' preference for higher-yielding securities. Our favored industries are cable and media, energy, transportation and electric utilities. We also like mortgage-backed bonds, which are attractive at the current low level of interest-rate volatility; taxable municipals; AA and AAA-rated corporates of intermediate maturity; and securitizations of non-viable utility company assets.


As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President
William P. Sterling, Executive Director

                         BEA U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION 4/1/94 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:



                     BEA U.S.              Lehman Brothers
                    Core Fixed             Aggregate Bond
                   Income Fund                 Index
04/01/1994           10,000                    10,000
05/31/1994            9,913                     9,999
08/31/1994           10,017                    10,188
11/30/1994            9,812                    10,007
02/28/1995           10,204                    10,520
05/31/1995           10,864                    11,148
08/31/1995           11,078                    11,342
11/30/1995           11,475                    11,775
02/29/1996           11,590                    11,809
05/31/1996           11,464                    11,638
08/31/1996           11,658                    11,806
11/30/1996           12,328                    12,488
02/28/1997           12,420                    12,442
05/31/1997           12,567                    12,607
08/31/1997           13,001                    12,991

-----------------------
AVERAGE ANNUAL
TOTAL RETURN
One Year         11.53%
From Inception    7.97%
-----------------------

Note: Past performance is not predictive of future performance.

                         BEA U.S. CORE FIXED INCOME FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                       PAR
                                                      (000)              VALUE
                                                    ---------         ----------
CORPORATE BONDS -- 30.3%
BANKING -- 2.8%
   Credit Lyonnais
     Perpetual Sub. Variable Rate
     Notes, Rule 144A
     (Baa2, NR)****/(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.813% ......................................     $  520         $  518,180
   Midland Bank PLC
     Perpetual Sub. FRN,
     Series 2 (A1, A-)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.063% ......................................        390            360,750
   National Westminster Bank
     Perpetual Sub. FRN,
     Series A (Aa3, A+)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.063% ......................................        620            569,532
   Santander Financial Issuances
     Perpetual Sub. FRN
     (A2, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.775% ......................................        500            500,750
   Skandinaviska Enskilda
     Banken AB:
     Perpetual Sub. FRN
        (Baa1, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
        6.625% ...................................      1,470          1,458,828
     Perpetual Sub. FRN
        (NR, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
        7.500% ...................................      1,100          1,100,440
   Sovereign Bancorp
     Sr. Notes (NR, BBB-)
     6.750% 07/01/00 .............................        110            108,487
   Trans Financial Bank N.A.
     Notes (Baa3, BBB-)
     6.480% 10/23/98 .............................        305            305,827
                                                                     -----------
                                                                       4,922,794
                                                                     -----------
CABLE -- 1.1%
   Bell Cablemedia plc Yankee
     Sr. Discount Notes
     (Baa3, BBB+)(DAGGER)(DAGGER)
     11.875% 09/15/05 ............................        960            825,600
   Summit Communications
     Group, Inc.
     Sr. Sub. Notes (Ba3, BB+)
     10.500% 04/15/05 ............................        980          1,053,500
                                                                     -----------
                                                                       1,879,100
                                                                     -----------
CHEMICALS -- 0.2%
   UCC Investors Holdings Inc.
     Sub. Discount Notes
     (B3, B-)(DAGGER)(DAGGER)
     12.000% 05/01/05 ............................        290            272,600
                                                                     -----------
ENTERTAINMENT -- 2.2%
   Time Warner, Inc.
     Debentures (Ba1, BBB-):
     9.150% 02/01/23 .............................        875            999,687
     6.850% 01/15/26 .............................      2,945          2,967,087
                                                                     -----------
                                                                       3,966,774
                                                                     -----------

                                                       PAR
                                                      (000)              VALUE
                                                    ---------         ----------
ENVIRONMENTAL SERVICES -- 0.1% EnviroSource, Inc.
     Sr. Notes (B3, B)
     9.750% 06/15/03 .............................      $ 225         $  224,719
                                                                     -----------
FINANCIAL SERVICES -- 8.2%
   American General Institutional
     Capital Trust Co.
     144A Gtd. Notes,
     Series B (A2, A+)****
     8.125% 03/15/46 .............................      1,765          1,809,125
   AT&T Capital Corp.
     Medium Term Notes
     (Baa3, BBB)
     6.275% 06/09/98 .............................      1,795          1,797,082
   Fifth Mexican Acceptance Corp.
     Rule 144A Notes Tranche A
     (NR, NR)****/(DAGGER)(DAGGER)(DAGGER)(DAGGER)/*****
     8.000% 12/15/98 .............................      1,510            362,400
   Ford Holdings, Inc.
     Gtd. Notes (A1, A+)
     9.250% 03/01/00 .............................         10             10,637
   General Electric Capital Services
     Gtd. Sub. Notes (Aaa, AAA)
     7.500% 08/21/35 .............................        165            170,981
   General Motors Acceptance Corp.
     Medium Term Notes (A3, A-)
     7.250% 07/20/98 .............................        125            126,527
     7.375% 04/15/99 .............................      1,150          1,170,125
     6.625% 04/24/00 .............................      1,290          1,296,450
     6.900% 07/05/00 .............................        290            293,262
   L'Auxiliare du Credit
     Foncier de France:
     Gtd. Unsub. Notes
        (Ba1, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
        5.750% 09/25/97 ..........................        740            707,810
     Sr. Unsub. Notes (Baa1, A)
        8.000% 01/14/02 ..........................        830            864,237
   Norwest Financial Inc.
     Sr. Notes (Aa3, AA-)
     7.500% 04/15/05 .............................        200            208,250
   Prudential Insurance Co. of
     America
     144A Capital Notes
     (A3, A-)****
     6.875% 04/15/03 .............................      1,000            995,000
   Residential Reinsurance Ltd.,
     144A VRN, Series 1997
     Class A2 (NR, NR)(DAGGER)
     11.408% 12/15/08 ............................      1,500          1,507,500
   Torchmark Corp.
     Notes (Baa1, A)
     7.375% 08/01/13 .............................         85             81,387
   Travelers Capital Trust
     Preferred II Bonds (Aa3, A+)
     7.750% 12/01/36 .............................      1,840          1,823,900


                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      -----------
FINANCIAL SERVICES -- (CONTINUED)
   Travelers Group Inc.
     Sr. Notes (Aa3, AA-)
     6.625% 09/15/05 .........................          $    10      $     9,850
   Travelers Property Casualty Corp.
     Sr. Notes (A1, A+)
     7.750% 04/15/26 ........................             1,000        1,038,550
     United Companies Financial Corp.
     Sr. Notes (Ba1, BBB-)
     7.000% 07/15/98 .........................              270          269,662
                                                                     -----------
                                                                      14,542,735
                                                                     -----------
FOOD & BEVERAGE -- 0.4%
   Fresh del
     Monte Produce N.V.
     Sr. Notes Series B (B2, B+)
     10.000% 05/01/03 ........................              610          645,837
                                                                     -----------
HEALTH CARE -- 2.6%
   Merck & Co., Inc.
     Medium Term Notes
     Series B (NR, AAA)
     5.760% 05/03/37 .........................            2,900        2,918,125
   Tenet Healthcare Corp.
     Sr. Notes (Ba1, BB)
     9.625% 09/01/02 .........................              180          196,650
     7.875% 01/15/03 .........................              550          563,062
     8.625% 12/01/03 .........................              850          886,125
                                                                     -----------
                                                                       4,563,962
                                                                     -----------
INDUSTRIAL GOODS & MATERIALS -- 1.3%
   Dresser Industries, Inc.
     Debentures (Aa3, A)
     7.600% 08/15/49 .........................              170          173,612
   Fox/Liberty Networks L.L.C.,
     144A Sr. Notes (B1, B)****
       9.750% 08/15/07 .......................              240          148,800
     Sr. Discount Notes (B1, B)(DAGGER)(DAGGER)
       8.875% 08/15/07 .......................              440          434,500
   Seagate Technology, Inc.
     Sr. Debentures (Baa3, BBB)
     7.450% 03/01/37 .........................            1,500        1,520,625
                                                                       ---------
                                                                       2,277,537
                                                                       ---------
METALS & MINING -- 0.2%
   Armco, Inc.
     Sr. Notes (B2, B+)
     9.375% 11/01/00 .........................              330          341,138
                                                                       ---------
PACKAGING/CONTAINERS -- 0.2%
   Crown Packaging Enterprises Ltd.
     Sr. Secured Discount
     Notes (Ca, NR)(DAGGER)(DAGGER)
     14.000% 08/01/06 ........................              350           17,500
   Gaylord Container Corp.
     Sr. Sub. Debentures (Caa, B-)
     12.750% 05/15/05 ........................              300          328,125
                                                                       ---------
                                                                         345,625
                                                                       ---------
                                                             PAR
                                                            (000)       VALUE
                                                          ---------   ----------
PUBLISHING & INFORMATION SERVICES -- 0.8%
   Belo (A.H.) Corp.
     Sr. Notes (Baa2, BBB-)
     6.875% 06/01/02 .................................     $  1,450   $1,466,313
                                                                      ----------
TELECOMMUNICATIONS -- 2.9%
   BellSouth Capital Funding
     Debentures (Aa1, AAA)
     6.040% 11/15/26 .................................        1,370    1,358,013
   BellSouth
     Telecommunications, Inc.
     Debentures (Aaa, AAA)
     5.850% 11/15/45 .................................        1,810    1,791,900
     7.000% 12/01/45 .................................          125      121,406
   ICG Holdings, Inc.
     Gtd. Sr. Discount Notes
     (NR, NR)(DAGGER)(DAGGER)
     11.625% 03/15/07 ................................          555      349,650
   Nextel Communications, Inc.
     Sr. Discount Notes (B3, CCC-)(DAGGER)(DAGGER)
     11.500% 09/01/03 ................................          245      233,056
   Rogers Cantel Inc.
     Yankee Sr. Secured
     Debentures (Ba3, BB+)
     9.375% 06/01/08 .................................          590      632,775
   Videotron Holdings Plc
     Yankee Discount Notes
     (Baa3, B+)(DAGGER)(DAGGER)
     11.000% 08/15/05 ................................          730      627,800
                                                                      ----------
                                                                       5,114,600
                                                                      ----------
TRANSPORTATION -- 4.0%
   Continental Airlines, Inc.
     Sr. Notes (Ba3, B)
     9.500% 12/15/01 .................................        1,000    1,053,750
   Delta Air Lines, Inc.
     Debentures (Baa3, BB+)
     10.375% 02/01/11 ................................          665      817,950
   Greater Beijing First
     Expressways Ltd.
     144A Sr. Notes (Ba1, BB)
     9.250% 06/15/04 .................................          870      878,700
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V.:
     144A Gtd. Sr. Discount
       Debentures (B2, B+)****
       0.000% 06/15/09 ...............................        1,000      625,000
     144A Gtd. Sr. Notes
       (B2, B+)****
       10.250% 06/15/07 ..............................          310      320,850
   Norfolk Southern Corp.
     Notes (Baa1, BBB+)
     6.950% 05/01/02 .................................          750      767,813
     7.875% 02/15/04 .................................            5        5,238
     7.050% 05/01/37 .................................        1,250    1,285,938


                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)          VALUE
                                                        --------     -----------
TRANSPORTATION -- (CONTINUED)
   NWA Trust Mezzanine Aircraft
     Notes Series D (Ba1, BB+)
     13.875% 06/21/08 ........................           $  250      $   290,000
   US Air, Inc.
     Gtd. Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ........................            1,025        1,066,000
                                                                     -----------
                                                                       7,111,239
                                                                     -----------
UTILITIES -- 3.3%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 .........................            2,305        2,457,314
   Long Island Lighting Co.
     Debentures (Ba3, BB+)
     7.500% 03/01/07 .........................              320          322,800
     9.000% 11/01/22 .........................            1,150        1,273,625
   Niagara Mohawk Power Corp.
     First Mortgage Bonds (Ba3, BB)
     5.875% 09/01/02 .........................              465          434,775
     6.875% 04/01/03 .........................              210          203,438
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 .........................              270          271,013
   TU Electric Capital Trust V,
     Jr. Sub. Debentures (Baa2, BBB)
     8.175% 01/30/37 .........................              950          959,500
                                                                     -----------
                                                                       5,922,465
                                                                     -----------
   TOTAL CORPORATE BONDS
     (Cost $52,687,612) ......................                        53,597,438
                                                                     -----------

MUNICIPAL BONDS -- 1.1%
   New Jersey Economic
     Development Authority,
     Pension Fund Revenue Bond:
     Series A (Aaa, AAA)
       7.425% 02/15/29 .......................            1,450        1,492,152
     Series B (Aaa, A1)
       0.000% 02/15/08 .......................              850          415,489
                                                                     -----------
   TOTAL MUNICIPAL BONDS
     (Cost $1,856,273) .......................                         1,907,641
                                                                     -----------

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
FOREIGN BONDS -- 4.1%
   Bank of Foreign Economic
     Affairs of the USSR
     (Vnesheconombank)
     (When Issued) (Ba3, BB+)
     12.000% 12/31/16 ..............................       $ 1,350   $ 1,064,812
   Canadian Treasury Bill (NR, NR)
     0.000% 02/15/25 ...............................         3,700     2,633,522
   Federal Republic of Brazil
     Eligible Interest Bonds,
     Series L (B1, BB-)
     6.875% 04/15/06 ...............................         1,445     1,341,512
   Federal Republic of
     Brazil MYDFA Trust
     Certificates (NR, NR)(DAGGER)
     6.563% 09/15/07 ...............................           437       401,212
   International Bank for
     Reconstruction &
     Development U.S. Dollar
     Bonds (Aaa, AAA)
     7.625% 01/19/23 ...............................           330       359,700
   The Polish People's Republic
     Discount Bonds FRN
     (Baa3, BBB-)(DAGGER)
     6.938% 10/27/24 ...............................           695       680,231
   United Mexican States
     Global Bonds (Ba2, BB)
     11.375% 09/15/16 ..............................           720       837,000
                                                                     -----------
   TOTAL FOREIGN BONDS
     (Cost $6,992,605) .............................                   7,317,989
                                                                     -----------

AGENCY OBLIGATIONS -- 28.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 13.6%
     7.000% 03/01/11 ...............................         1,268     1,274,930
     7.000% 05/01/12 ...............................         2,295     2,307,648
   FHLMC (TBA)**
     6.500% 09/01/12 ...............................         7,150     7,049,453
     7.000% 09/01/27 ...............................         1,200     1,188,000
     7.000% 09/01/27 ...............................         8,963     8,859,365
   FHLMC Series 1014 Class E
     7.950% 02/15/20 ...............................           555       563,156
   FHLMC Series 1860
     Principle Only
     0.000% 02/15/24 ...............................         1,624       914,711
   FHLMC Series 1934, Class AB
     6.000% 08/15/07 ...............................         1,950     1,931,370
                                                                     -----------
                                                                      24,088,633
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.0%
     10.000% 02/01/05 ..............................            43        45,952
      7.000% 12/01/09 ..............................           827       829,588
     10.000% 01/01/10 ..............................            15        16,583
      7.000% 03/01/11 ..............................         3,243     3,254,041


                 See Accompanying Notes to Financial Statements.

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
   FNMA (TBA)**
      6.500% 09/01/27 ..............................       $ 2,700   $ 2,606,344
      7.000% 12/31/26 ..............................        14,550    14,359,031
   FNMA 1991-165 Class M
      8.250% 12/25/21 ..............................            13        13,344
   FNMA Series 1996-5 Class PX
     Principle Only
      0.000% 11/25/23 ..............................           160        89,400
                                                                     -----------
                                                                      21,214,283
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.9%
      8.250% 08/15/04 ..............................             1           809
      9.000% 11/15/04 ..............................             1         1,389
      9.000% 12/15/04 ..............................             1         1,136
      8.250% 04/15/06 ..............................             2         1,758
     13.500% 07/15/14 ..............................             1           936
      9.000% 06/15/16 ..............................            93        99,050
      8.000% 04/15/17 ..............................           164       168,988
      9.000% 10/15/17 ..............................           428       454,508
      9.000% 08/15/21 ..............................           657       697,952
      9.000% 01/15/25 ..............................           137       145,625
                                                                     -----------
                                                                       1,572,151
                                                                     -----------
MISCELLANEOUS -- 2.2%
   Government Trust Certificates
     Collateral Trust Series 1C
     (Aaa, AAA)
     9.250% 11/15/01 ...............................           604       635,384
   National Archive Facility Trust
     COP (Aaa, AAA)
     8.500% 09/01/19 ...............................           736       843,888
   Tennessee Valley Authority
     Debentures Series C
     (NR, AAA)
     5.880% 04/01/36 ...............................         2,565     2,571,413
                                                                     -----------
                                                                       4,050,685
                                                                     -----------
   TOTAL AGENCY
     OBLIGATIONS
     (Cost $50,787,813) ............................                  50,925,752
                                                                     -----------
ASSET BACKED SECURITIES -- 7.0%
   Advanta Credit Card Master
     Trust, Visa and MasterCard
     Credit Card Receivables,
     Series 1995-F Class A2
     (Aaa, AAA)
     5.842% 09/15/97 ...............................         3,450     3,456,210
   AESOP Funding II L.L.C.
     RentalCar Asset Backed Notes,
     Series 1997-1, Class A2
     (Aaa, AAA)
     6.400% 10/20/03 ...............................         2,200     2,186,938

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
ASSET BACKED SECURITIES -- (CONTINUED)
   Fleetwood Credit Corporation
     Grantor Trust, RV Retail
     Installment Sale Contracts:
        Series 1993-B, Class A
          (Aaa, AAA)
          4.950% 08/15/08 ......................           $   6      $    5,833
        Series 1994-B, Class A
          (Aaa, AAA)
          6.750% 03/15/10 ......................             288         289,117
   Goldome Credit Corporation
     Home Equity Trust
     Series 1990-1, Class A
     (Aa2, AA)
     10.000% 07/15/05 ..........................              33          33,504
   Green Tree Financial Corporation
     Manufactured Housing Retail
     Installment Sales Contracts:
        Series 1993-4, Class A-2
          (Aa2, NR)
          5.850% 01/15/19 ......................              78          78,078
        Series 1995-5, Class A-3
          (Aaa, AAA)
          6.250% 09/15/26 ......................             495         494,479
        Series 1995-6, Class A-3
          (Aaa, AAA)
          6.650% 09/15/26 ......................             130         130,832
        Series 1995-7, Class A-2
          (Aaa, AAA)
          6.150% 11/15/26 ......................             129         129,783
        Series 1995-8, Class A-2
          (Aaa, AAA)
          6.150% 12/15/26 ......................             110         110,269
   Green Tree Securitized Net
     Interest Margin Trust, REMIC,
     Series 1994-A, Class A
     (Baa3, NR)
     6.900% 02/15/04 ...........................             114         114,428
   Mellon Bank Credit Card Master
     Trust, Series 1995-A, Class A
     (Aaa, AAA)
     5.870% 04/15/03 ...........................           2,550       2,559,690
   Merrill Lynch Mortgage
     Investors, Inc., Manufactured
     Housing Retail Installment
     Sales Contracts, Series 1991-C,
     Class A (Aaa, AAA)
     9.000% 07/15/11 ...........................              99         104,491
   Metris Master Trust, MasterCard
     Credit Card Receivables
     Series 1997-1, Class A
     (Aaa, AAA)
     6.870% 10/20/05 ...........................           1,500       1,523,400


                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
ASSET BACKED SECURITIES -- (CONTINUED)
   New York City Tax Lien
     Collateralized Bonds,
     Series 1996-1, Class C
     (NR, A)
     7.110% 05/25/05 ...........................         $   543     $   548,083
   Standard Credit Card Master
     Trust, Visa and MasterCard
     Credit Card Receivables
     Series 1993-2 Class A
     (Aaa, AAA)
     5.950% 10/07/04 ...........................             330         320,258
   Vanderbilt Mortgage Finance,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-B, Class A3
     (Aaa, NR)
     6.675% 05/07/06 ...........................             240         240,110
   World Omni Automobile Lease
     Securitization Trust, Retail
     Closed-End Lease Contracts
     Series 1995-A, Class A
     (Aaa, AAA)
     6.050% 11/25/01 ...........................              84          84,524
                                                                     -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $12,384,675) ........................                      12,410,027
                                                                     -----------
COLLATERIZED MORTGAGED
BACKED SECURITIES -- 5.0%
   Asset Securitization Corporation:
     Series 1994-MD2, Class A1
        (Aaa, AAA)
        6.921% 07/07/03 ........................              56          57,490
     Series 1996-MD6, Class A1C
        (Aaa, AAA)
        7.040% 11/13/26 ........................           1,100       1,117,359
     Series 1996-MD6, Class A6
        (Aa2, BBB)
        7.375% 11/13/26 ........................             650         666,961
   Carousel Center Finance Inc.
     Series 1, Class C, 144A
     (NR, BBB+)
     7.527% 11/15/07 ...........................             421         426,786
   Chase Commercial Mortgage
     Securities Corp. Series 1996-2,
     Class A2 (NR, AAA)
     6.900% 09/19/06 ...........................             100         102,000
   Collateralized Mortgage
     Obligation Trust, REMIC
     Series 54, Class C (Aaa, AAA)
     9.250% 11/19/28 ...........................               2           2,163
   Kidder Peabody Acceptance
     Corporation Series 1994-C1,
     Class A (NR, AAA)
     6.650% 02/01/06 ...........................             170         170,922

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
COLLATERIZED MORTGAGED
BACKED SECURITIES -- (CONTINUED)
   Kidder Peabody Acceptance
     Corporation Series 1994-C1,
     Class B (NR, AA)
     6.850% 02/01/06 .............................        $   960     $  970,800
   Morgan Stanley Capital I Inc.
     Series 1996-WF1, Class X
     Interest Only (Aaa, AAA)
     1.418% 01/15/13 .............................          4,715        353,625
   Morgan Stanley Capital I Inc.
     Series 1997-HF1, Class A2
     (Aaa, NR)
     7.270% 06/15/29 .............................            600        618,375
   Morgan Stanley Capital I Inc.
     Series 1997-WF1, Class A2
     (Aaa, AAA)
     7.220% 05/15/07 .............................            800        827,000
   Morserv Inc. REMIC,
     Series 1994-A, Class 1A2
     (Aaa, AAA)
     7.000% 10/25/25 .............................            124        124,551
   PaineWebber Mortgage
     Acceptance Corp. IV
     Multifamily Mortgage
     Pass-Throughs 144A:
        Series 1995-M1,
          Class A (NR, NR)****
          6.700% 01/15/07 ........................          1,200      1,211,063
        Series 1995-M1,
          Class D 144A (NR, NR)****
          7.300% 01/15/07 ........................            420        425,906
   Salomon Brothers Mortgage
     Securities VII, 144A
     Series 1997-TZH, Class A2
     (NR, NR)
     7.174% 03/25/22 .............................            800        810,720
   Structured Asset Securities
     Corporation Series 1996-CFL,
     Class A1C (NR, AAA)
     5.944% 02/25/28 .............................            890        884,916
                                                                      ----------
   TOTAL COLLATERIZED
     MORTGAGED BACKED
     SECURITIES
     (Cost $8,719,282) ...........................                     8,770,637
                                                                      ----------
                                                         NUMBER
                                                       OF SHARES
                                                       ---------
COMMON STOCK -- 0.0%
PACKAGING/CONTAINERS -- 0.0%
   Crown Packaging Enterprises,
     Ltd. ........................................         45,500            455
                                                                      ----------
   TOTAL COMMONSTOCK
     (Cost $0.00) ................................                           455
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

                   BEA U.S. CORE FIXED INCOME FUND (CONCLUDED)

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------       ----------
PREFERRED STOCK -- 1.7%
BANKING -- 1.0%
   California Federal Preferred
     Capital Corp. 9.125%
     Noncum. Exchangeable,
     Series A ................................           73,600       $1,927,400
                                                                      ----------
REAL ESTATE -- 0.4%
   American Real Estate Corp.
     8.50% Cumulative,
     Series A ................................           23,700          617,681
                                                                      ----------
UTILITIES -- 0.3%
   Long Island Lighting Co. 7.05%
     Cumulative, Series QQ ...................           18,650          475,575
                                                                      ----------
   TOTAL PREFERRED STOCK
     (Cost $2,932,150) .......................                         3,020,656
                                                                      ----------

                                                          PAR
                                                         (000)
                                                        -------
U.S. TREASURY OBLIGATIONS -- 17.1%
U.S. TREASURY BONDS -- 7.5%
     9.375% 02/15/06 .........................          $   120         143,369
     8.875% 08/15/17 .........................            1,250       1,549,950
     7.625% 02/15/25 .........................           10,315      11,533,408
                                                                  -------------
                                                                     13,226,727
                                                                  -------------
U.S. TREASURY NOTES -- 9.6%
     8.500% 02/15/00 .........................              220         232,155
     6.625% 06/30/01 .........................           13,510      13,710,622
     7.875% 11/15/04 .........................            2,940       3,197,309
                                                                  -------------
                                                                     17,140,086
                                                                  -------------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $30,453,099) ......................                       30,366,813
                                                                  -------------
SHORT TERM INVESTMENT -- 20.7%
   BBH Grand Cayman
     U.S. Dollar Time Deposit
     5.063% 09/03/97 .........................           36,655      36,655,000
                                                                  -------------
     TOTAL SHORT TERM
        INVESTMENT
        (Cost $36,655,000) ...................                       36,655,000
                                                                  -------------
WARRANTS -- 0.0%
   Capital Pacific Holdings
     Group, Inc. .............................            1,817           1,363
                                                                  -------------
   TOTAL WARRANTS
     (Cost $1,000) ...........................                            1,363
                                                                  -------------
   TOTAL INVESTMENTS -- 115.7%
     (Cost $203,469,509*) ....................                      204,973,771
                                                                  -------------
   LIABILITIES IN EXCESS
     OF ASSETS -- (15.7%) ....................                      (27,755,189)
                                                                  -------------


                                                                      VALUE
                                                                  -------------
  NET ASSETS (Applicable to
    11,321,399 BEA Institutional
    Shares) -- 100.0% ........................                     $177,218,582
                                                                   ============
  NET ASSET VALUE,
    OFFERING PRICE AND
    REDEMPTION PRICE PER
    BEA INSTITUTIONAL
    SHARE
    ($177,218,582 (DIVIDE) 11,321,399) .......                           $15.65
                                                                         ======
     * Also cost for Federal income tax purposes at August 31, 1997. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .................................         $2,223,947
        Gross Depreciation .................................           (719,685)
                                                                     ----------
        Net Appreciation ...................................         $1,504,262
                                                                     ==========
    ** Securities were acquired on a delayed delivery basis.
   *** Non-income producing securities.
  **** Certain conditions for public sales may exist.
 ***** Non-income producing securities which are in default.
(DAGGER)Variable rate obligations -- The interest shown is the rate as of August
       31, 1997.
(DAGGER)(DAGGER) Step Bond -- The interest rate as of August 31, 1997 is  0% and will reset to interest shown at a future date.
(DAGGER)(DAGGER)(DAGGER) Securities have no stated maturity date. (DAGGER)(DAGGER)(DAGGER)(DAGGER) Guaranteed by Grupo Sidek, S.A. de C.V. and
       Grupo Situr S.A. de C.V.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1997 and are unaudited.

                            INVESTMENT ABBREVIATIONS
COP ............................................... Certificate of Participation
FRN ......................................................... Floating Rate Note
TBA ............................................................ To Be Announced
VRN ........................................................ Variable Rate Notes

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                   -------------
Capital Paid-In .................................................   $171,170,618
Accumulated Net Investment Income ...............................      2,336,444
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions .................................................      2,197,965
Net Unrealized Appreciation on
   Investments and Other ........................................      1,513,555
--------------------------------------------------------------------------------
NET ASSETS ......................................................   $177,218,582
--------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA Strategic Global Fixed Income Fund (the "Fund") for the year ended August 31, 1997 and discuss our investment strategy.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund was $15.41, compared to an NAV of $15.75 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 4.48%. By comparison, the unhedged J.P. Morgan Global Government Bond Index (the "Index") returned 1.66% during the same period. For the six months ended August 31, 1997, the Fund returned 1.22% (assuming reinvestment of dividends), versus 1.66% for the Index.

MARKET REVIEW

Developed bond markets bounced back from heavy selling pressure early in 1997 to generate much better returns in the second quarter. Each of the two trends that had kept prices down earlier completely reversed, and bonds rallied accordingly.

First, widespread fears that the Federal Reserve would raise U.S. interest rates dissipated after the Fed tightened in March. The yield on the bellwether 30-year U.S. Treasury bond fell to 6.60% at August 31st from 6.83% on March 1st. Second, the yen rallied against the dollar enough for Japan to become one of the top-performing developed debt markets.

A combination of factors fueled an even stronger performance among emerging debt markets. These include the benign global interest-rate environment; improving sovereign and corporate fundamentals; the actual or prospective repurchase of outstanding Brady bonds; and rising concerns about the viability of the European Monetary Union ("EMU").

PORTFOLIO REVIEW

We attribute the Fund's outperformance of the Index over the last year primarily to the inclusion of several emerging market securities. At the end of August, the portfolio held sovereign instruments of Russia, Mexico, Venezuela, Brazil and Argentina, each of which has enjoyed good news in recent months. The Fund also gained from our avoidance of exposure to several currencies (e.g., the Philippine peso and Thai baht) that are at the center of recent volatility among Asian currencies more generally.

Performance was somewhat dampened by our decisions to overweight the deutsche mark, which weakened against the dollar, and underweight the yen, whose strength we have noted. The deutsche mark has considerably fallen in response to investors' perception that the euro, which largely reflects the status of the deutsche mark, will be a "soft" currency at its 1999 debut.

In the late spring, we began to make several adjustments that should position the Fund for upside movement. For example, we concentrated European holdings into a core position in German debt. Our rationale is that the market has overreacted to concerns about EMU and Germany should garner much of what we believe will be a reversal of such pessimism. We also reduced the Fund's exposure to individual emerging market currencies by investing in a multicurrency basket issued by Deutsche Bank.

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)


OUTLOOK

The environment for global fixed income continues to be a favorable mix of moderate growth and subdued inflation:

(BULLET) The U.S. economy is running on all cylinders yet not  overheating.  The
     Federal Reserve has not utilized any of its opportunities to raise interest rates since it last did so in March.
(BULLET) The  sluggishness of the Japanese  economy suggests that interest rates there will remain stable.
(BULLET) The same applies to Europe, where unemployment in Germany and France has reached heights not seen in decades and both nations are struggling to meet the requirements for participation in EMU.
(BULLET) Among emerging markets, most Latin nations are strongly focused on achieving fiscal balance and maintaining stable monetary policies. Asian economies are being hit by the harsh coincidence of currency turmoil, banking-sector problems and a slowdown in export growth. Much of Eastern Europe (e.g., Poland, Russia, Bulgaria, Hungary) is making progress in transitioning to a market-based economy.

Against this backdrop, we see healthy prospects for global debt. In our view, there are potentially attractive opportunities that may develop in peripheral Europe (i.e., Italy, Spain, Sweden) as well as some remaining upside in the dollar. We also believe that our position in Russian loans is likely to be refinanced by the end of the year.

As developments occur in the global fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President
William P. Sterling, Executive Director

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA STRATEGIC GLOBAL FIXED INCOME FUND AND THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED) FROM INCEPTION 6/28/94, PERIOD ENDED 7/31/94, AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                 BEA Strategic       JP Morgan Global
                 Global Fixed        Govt. Bond Index
                  Income Fund           (Unhedged)
06/28/1994          10,000                10,000
07/31/1994          10,027                10,115
08/31/1994          10,001                10,089
11/30/1994          10,045                10,161
02/28/1995          10,274                10,659
05/31/1995          11,156                11,696
08/31/1995          11,072                11,496
11/30/1995          11,574                12,003
02/29/1996          11,668                11,957
05/31/1996          11,831                11,907
08/31/1996          12,140                12,283
11/30/1996          12,815                12,776
02/28/1997          12,531                12,284
05/31/1997          12,673                12,408
08/31/1997          12,684                12,487

------------------------
AVERAGE ANNUAL
TOTAL RETURN
One Year           4.48%
From Inception     7.76%
------------------------

Note: Past performance is not predictive of future performance.

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
INTERNATIONAL BONDS -- 44.0%
ARGENTINA -- 0.4%
   Republic of Argentina
     Step Up Par Bonds, Series L-GP
     (Ba3, BB)
     5.250% 03/31/23 .............................$           250     $  183,594
                                                                      ----------
AUSTRALIA -- 1.1%
   Queensland Treasury Corp.
     Global Bonds (Aaa, NR)
     8.000% 07/14/99 .............................AUD         630        485,293
                                                                      ----------
BRAZIL -- 1.0%
   Federal Republic of Brazil
     MYDFA Trust Certificates
     (NR, NR)(DAGGER)
     6.563% 09/15/07 .............................$           485        445,791
                                                                      ----------
CANADA -- 1.9%
   Government of Canada
     Debentures (Aa1, AAA)
     8.750% 12/01/05 .............................CND       1,000        853,771
                                                                      ----------
FRANCE -- 1.5%
   Republic of France
     Treasury Bonds (Aaa, NR)
     7.500% 04/25/05 .............................FF        3,600        674,296
                                                                      ----------
GERMANY -- 6.1%
   Federal Republic of Germany
     Eurobonds (Aaa, NR)
     7.250% 10/21/02 .............................DEM       2,000      1,221,366
     6.000% 02/16/06 .............................          2,630      1,499,859
                                                                      ----------
                                                                       2,721,225
                                                                      ----------
ITALY -- 2.7% Republic of Italy:
     Bonds (Aa3, AAA)
        6.250% 03/01/02 ..........................ITL   1,000,000        568,063
     Debentures (Aa3, AAA)
        8.500% 01/01/04 ..........................      1,025,000        637,124
                                                                      ----------
                                                                       1,205,187
                                                                      ----------
MEXICO -- 2.0%
   United Mexican States:
     Par Bond Series W-A
        (Ba2, BB)
        6.250% 12/31/19 ..........................$           750        600,938
     Certificado de Tesoreria
        (NR, NR)
        0.000% 04/02/98 ..........................          2,634        293,294
                                                                      ----------
                                                                         894,232
                                                                      ----------
NETHERLANDS -- 2.6%
   Kingdom of Netherlands
     Government Bonds
     (NR, NR)
     5.750% 01/15/04 .............................NLG       2,250      1,138,561
                                                                      ----------

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
NEW ZEALAND -- 2.2%
   Government of New Zealand
     Bonds (Aaa, AAA)
     8.000% 02/15/01 .............................NZD       1,000    $   655,703
     8.000% 04/15/04 .............................            500        333,784
                                                                      ----------
                                                                         989,487
                                                                      ----------
RUSSIA -- 1.5%
   Bank of Foreign Economic
     Affairs of The USSR
     (Vnesheconombank)
     (When Issued) (NR, NR)
     13.000% 01/15/21 ............................$           900        644,625
                                                                      ----------
SPAIN -- 1.6%
   Kingdom of Spain
     Debentures (Aa2, NR)
     7.350% 03/31/07 .............................ESP      99,000        695,128
                                                                      ----------
SUPRANATIONAL -- 6.6%
   International Bank for
     Reconstruction & Development
     Japanese Yen Global Bonds
     (Aaa, AAA)
     5.250% 03/20/02 .............................JPY     300,000      2,910,768
                                                                      ----------
SWEDEN -- 4.2%
   Kingdom of Sweden
     Debentures (Aa1, NR)
     6.500% 10/25/06 .............................SEK       5,000        632,638
   Nordic Investment Bank
     Swedish Kronor Notes
     (Aaa, AAA)
     6.250% 02/08/99 .............................SEK       4,500        580,729
   Skandinaviska Enskilda
     Banken AB
     Perpetual Sub. FRN (NR, NR)
     7.500% ......................................$           650        650,260
                                                                      ----------
                                                                       1,863,627
                                                                      ----------
UNITED KINGDOM -- 7.5%
   U.K. Treasury Gilt Bonds
     (Aaa, NR)
     7.500% 12/07/06 .............................GBP       2,000     3,325,281
                                                                      ----------
VENEZUELA -- 1.1%
   Republic of Venezuela
     Debt Conversion Bonds,
     Series DL (Ba2, B+)
     6.750% 12/18/07 .............................$           500        468,125
                                                                      ----------
   TOTAL INTERNATIONAL
     BONDS
     (Cost $20,596,853) ..........................                    19,498,991
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

                                                            PAR
                                                           (000)        VALUE
                                                          --------   -----------
DOMESTIC BONDS -- 49.4%
CORPORATE BONDS -- 5.1%
CABLE -- 0.5%
   Bell Cablemedia plc Yankee
     Senior Discount Notes
     (Baa3, BBB+)(DAGGER)(DAGGER)
     11.875% 09/15/05 ..........................      $      225      $  193,500
                                                                      ----------
FINANCIAL SERVICES -- 0.7%
   AT&T Capital Corporation
     Medium Term Notes
     Series 4 (Baa3, BBB)
     6.920% 04/29/99 ...........................             320         323,200
                                                                      ----------
INDUSTRIAL GOODS AND MATERIALS -- 1.0%
   Seagate Technology, Inc.
     Sr. Debentures (Baa3, BBB)
     7.450% 03/01/37 ...........................             440         446,050
                                                                      ----------
REAL ESTATE -- 0.7%
   Health and Retirement Properties
     Trust, RemarketedReset Notes
     (Baa2, BBB)
     6.200% 10/09/97 ...........................             310         310,000
                                                                      ----------
TELECOMMUNICATIONS -- 0.3%
   Videotron Holdings plc
     Yankee Discount Notes
     (Baa3, B+)(DAGGER)(DAGGER)
     11.000% 08/15/05 ..........................             175         150,500
                                                                      ----------
TRANSPORTATION -- 0.8%
   Delta Air Lines, Inc.
     Debentures (Baa3, BB+)
     10.375% 02/01/11 ..........................             125         153,750
   US Air, Inc.
     Gtd. Sr. Notes (B3, B-)
     10.000% 07/01/03 ..........................             175         182,000
                                                                      ----------
                                                                         335,750
                                                                      ----------
UTILITIES -- 1.1%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 ...........................             460         490,397
                                                                      ----------
   TOTAL CORPORATE BONDS
     (Cost $2,275,579) .........................                       2,249,397
                                                                      ----------
ASSET BACKED SECURITIES -- 2.0%
   Advanta Credit Card Master Trust
     Visa and MasterCard
     Credit Card Receivables
     Series 1995-F Class A2
     (Aaa, AAA)
     5.842% 08/01/03 ...........................             490         490,882

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
ASSET BACKED SECURITIES -- (CONTINUED)
   Mellon Bank Credit Card Master
     Trust, Visa and MasterCard
     Credit Card Receivables
     Series 1995-A Class A
     (Aaa, AAA)
     5.870% 04/15/03 .............................       $    390    $   391,482
                                                                     -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $881,987) .............................                       882,364
                                                                     -----------
STRUCTURED NOTES -- 2.0%
   Deutsche Morgan Grenfell, Inc.
     Emerging Market Currency
     Basket Structured Notes
     0.000% 10/02/97 .............................            930        880,245
                                                                     -----------
   TOTAL STRUCTURED NOTES
     (Cost $892,103) .............................                       880,245
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 29.6%
U.S. TREASURY BONDS -- 7.2%
     7.625% 2/15/25 ..............................          2,860      3,197,823
                                                                     -----------
U.S. TREASURY NOTES -- 22.4%
     6.625% 06/30/01 .............................          2,500      2,537,125
     6.375% 09/30/01 .............................          2,000      2,012,300
     6.125% 12/31/01 .............................            640        637,894
     6.250% 02/28/02 .............................          2,000      2,001,520
     7.250% 05/15/04 .............................          1,700      1,786,955
     7.000% 07/15/06 .............................            900        935,406
                                                                     -----------
                                                                       9,911,200
                                                                     -----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $13,114,178) ..........................                    13,109,023
                                                                     -----------
AGENCY OBLIGATIONS -- 10.7%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.5%
   FNMA (TBA)**
     6.500% 09/01/27 .............................            390        376,471
     7.000% 12/31/25 .............................          3,450      3,404,719
                                                                     -----------
                                                                       3,781,190
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 2.2%
   FHLMC (TBA)**
     6.500% 08/01/12 .............................          1,000        985,937
                                                                     -----------
   TOTAL AGENCY
     OBLIGATIONS
     (Cost $4,769,281) ...........................                     4,767,127
                                                                     -----------
   TOTAL DOMESTIC BONDS
     (Cost $21,933,128) ..........................                    21,888,156
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

               BEA STRATEGIC GLOBAL FIXED INCOME FUND (CONCLUDED)

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
SHORT-TERM INVESTMENT -- 18.0%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.063% 09/02/97 ......................      $      7,943      $  7,943,000
                                                                   ------------
     TOTAL SHORT-TERM
        INVESTMENT
        (Cost $7,943,000) .................                           7,943,000
                                                                   ------------
   TOTAL INVESTMENTS -- 111.4%
     (Cost $50,472,981*) ..................                          49,330,147
                                                                   ------------
   LIABILITIES IN EXCESS
     OF ASSETS-- (11.4%) ..................                          (5,044,746)
                                                                   ------------
   NET ASSETS (Applicable to
     2,873,591 BEA Institutional
     Shares)-- 100.0% .....................                        $ 44,285,401
                                                                   ============
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL
     SHARE
     ($44,285,401 (DIVIDE) 2,873,591) .....                              $15.41
                                                                         ======
   * Also cost for Federal income tax purposes at August 31, 1997. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .....................................    $   275,823
        Gross Depreciation .....................................     (1,418,657)
                                                                    -----------
        Net Appreciation .......................................    $(1,142,834)
                                                                    ===========
   ** Securities were acquired on a delayed delivery basis.
(DAGGER) ariable rate obligations -- The interest shown is the rate as of August
      31, 1997.
(DAGGER)(DAGGER Step Bond -- The interest rate as of August 31, 1997 is 0% and will reset to interest rate shown at a future date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1997 and are unaudited.





                             CURRENCY ABBREVIATIONS
AUD ........................................................  Australian Dollars
CND ..........................................................  Canadian Dollars
DEM .......................................................  German Deutschmarks
ESP ...........................................................  Spanish Pesetas
FF ..............................................................  French Francs
GBP .....................................................  United Kingdom Pounds
ITL ..............................................................  Italian Lira
JPY ..............................................................  Japanese Yen
NLG ........................................................  Netherland Guilder
NZD .......................................................  New Zealand Dollars
SEK .............................................................  Swedish Krona

                            INVESTMENT ABBREVIATIONS
FRN ........................................................  Floating Rate Note

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                  -------------
Capital Paid-In ..................................................  $44,200,696
Accumulated Net Investment Income ................................      914,790
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions ..................................................      984,817
Net Unrealized Depreciation on
   Investments and Other .........................................   (1,814,902)
--------------------------------------------------------------------------------
NET ASSETS .......................................................  $44,285,401
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                               BEA HIGH YIELD FUND
                           PORTFOLIO MANAGER'S LETTER
                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA High Yield Fund (the "Fund") for the year ended August 31, 1997.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund's Institutional Class was $17.08, compared to an NAV of $16.09 on August 31, 1996. As a result, the Institutional Class' total return (assuming reinvestment of dividends) was 15.17%. By comparison, the Credit Suisse First Boston High Yield Index (the "Index") gained 15.43% during the same period. For the six months ended August 31, 1997, the Institutional Class returned 6.02% (assuming reinvestment of dividends), versus 5.90% for the Index.

The NAV of the Fund's Advisor Class was $17.08 on August 31, 1997, compared to an NAV of $16.21 on November 1, 1996 (commencement of operations). As a result, the Advisor Class' total return (assuming reinvestment of dividends) for the period was 11.49%, compared to 12.53% for the Index. For the six months ended August 31, 1997, the Advisor Class' return (assuming reinvestment of dividends) was 5.91% return versus 5.90% for the Index.

MARKET REVIEW

Performance of fixed income markets in recent months has been broadly positive. Prices of most debt subcategories, which had fallen in March over concern about a hike in interest rates, erased March's losses and rose even higher.

The market's turnaround is attributable to two factors. First, the Federal Reserve chose not to raise interest rates at its Open Market Committee meetings in May, July and August. Second, government data increasingly suggested an absence of inflationary pressures on the economy.

High yield has generated the best returns of any U.S. debt subcategory year-to-date, with the yield spreads between high yield and Treasury instruments narrowing to record lows. The vitality of the high yield market is reflected by several meaningful indicators:

(BULLET) MUTUAL FUND INFLOWS. According to Chase Securities,  individuals poured
     $13.4 billion of net new cash into high yield mutual funds through August, compared to $9.2 billion in the same period in 1996. The $13.4 billion year-to-date total is within close reach of the $15.9 billion inflow for all of 1996.
(BULLET) NEW ISSUES. The decline in interest rates in 1997 has made terms more attractive both for new issues and refinancings of outstanding paper. Chase Securities calculates total new supply at $82.5 billion through August. This figure is well in excess both of the $50.7 billion recorded during the same period last year and the $73.6 billion in new supply for all of 1996.
(BULLET) YIELDS. Lower market yields mean that prices are strengthening. The average market-weighted new-issue offer yield in August was 9.87%, down from 10.62% for 1996 as a whole. The average yield for the overall high yield market dropped to 8.89%, versus 10.16% on August 1, 1996.
(BULLET) MARKET SIZE. The size of the high yield market at August 31st was estimated by Chase Securities at $419 billion, the highest such level ever.

PORTFOLIO REVIEW

Our general strategy during 1997 has been to maintain existing positions and adjust the portfolio only as necessary. The Fund's outperformance of the Credit Suisse First Boston benchmark since February, then, is primarily attributable to the strength of its individual holdings and sector weightings.

Portfolio weightings were responsible for the outperformance by the Fund's five most heavily weighted sectors, of their corresponding subgroups within the benchmark. Since four subgroups (I.E., cable and media, telecommunications, gaming and metals/mining) all generated higher returns than the overall benchmark, for example, our overweighting of these sectors relative to the benchmark resulted in outperformance. The subgroup corresponding to the portfolio's fifth-largest sector (energy) returned less than the overall benchmark, meaning that we outperformed because we underweighted the sector versus the benchmark.

                 See Accompanying Notes to Financial Statements.

                               BEA HIGH YIELD FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)


OUTLOOK

In light of the Fed's decision to leave interest rates unchanged, we view the fundamental environment for high yield securities as remaining positive through the balance of 1997. Technical factors, however, may present some danger. These include the potential for excess supply in the market from new issues, refinancings and prepayments; and the strong equity market, which creates additional downside risk for issuers whose earnings do not meet expectations. We are monitoring market conditions accordingly.

The longer-term outlook remains bright. As long as interest rates and the threat of inflation continue to be relatively low, investors should have ample liquidity and will seek out the highest yields available in the marketplace. Two other auspicious factors that we have previously noted are worthy of reiteration. These are the need for greater diversification of retirement plan assets as cash inflows rise, and the increasing comfort level of many institutional investors with below-investment-grade fixed income in their asset mixes.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA High Yield Management Team

Richard J. Lindquist, CFA, Executive Director
Misia Dudley, Senior Vice President
Marianne Rossi, CFA, Senior Vice President
John Tobin, CFA, Senior Vice President

                               BEA HIGH YIELD FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA HIGH YIELD INSTITUTIONAL CLASS AND THE CS FIRST BOSTON HIGH YIELD INDEX FROM INCEPTION 3/1/93 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

               CS First Boston        BEA High Yield
               High Yield Fund             Fund
             Institutional Class    Institutional Class
03/01/1993          10,000                10,000
05/31/1993          10,607                10,419
08/31/1993          11,294                10,809
11/30/1993          11,872                11,209
02/28/1994          12,128                11,570
05/31/1994          11,484                11,143
08/31/1994          11,539                11,201
11/30/1994          11,449                11,123
02/28/1995          10,961                11,638
05/31/1995          12,010                12,370
08/31/1995          12,439                12,680
11/30/1995          12,784                13,029
02/29/1996          13,665                13,516
05/31/1996          13,990                13,662
08/31/1996          13,984                13,965
11/30/1996          14,571                14,547
02/28/1997          15,190                15,219
05/31/1997          15,350                15,488
08/31/1997          16,105                16,119

------------------------
AVERAGE ANNUAL
TOTAL RETURN
One Year          15.17%
From Inception    11.17%
------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA HIGH YIELD ADVISOR CLASS AND THE CS FIRST BOSTON HIGH YIELD INDEX FROM INCEPTION 11/1/96 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                   BEA High           CS First Boston
                  Yield Fund          High Yield Fund
                 Advisor Class         Advisor Class
11/30/1996          10,000                10,000
02/28/1997          10,541                10,625
05/31/1997          10,646                10,813
08/31/1997          11,164                11,253

-----------------------
TOTAL RETURN
From Inception   11.49%
-----------------------

Note: Past performance is not predictive of future performance.

                               BEA HIGH YIELD FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997
                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
CORPORATE BONDS -- 93.2%
AUTOMOTIVE -- 4.5%
   Cambridge Industries, Inc.
     144A Gtd. Sr. Sub. ........................
     Notes (B3, B-)
     10.250% 07/15/07 ..........................      $      400      $  417,000
   Collins & Aikman Products Corp.
     Gtd. Sr. Sub. Notes (B3, B)
     11.500% 04/15/06 ..........................             700         798,000
   Consorcio G Grupo Dina S.A./
     MCII Holdings (U.S.A.), Inc.
     144A Sr. Secured Notes
     (NR, NR)
     9.875% 11/15/02 ...........................             800         722,000
   Delco Remy International, Inc.
     144A Gtd. Sr. Sub. Notes
     (B2, B-)
     10.625% 08/01/06 ..........................             500         532,500
   Hayes Wheels International Inc.
     144A Gtd. Sr. Sub. Notes
     (B3, B)
     9.125% 07/15/07 ...........................             350         355,250
   LDM Technologies, Inc.
     144A Sr. Sub. Notes (B3, B-)
     10.750% 01/05/07 ..........................             400         429,000
   Oxford Automotive, Inc.
     144A Gtd. Sr. Sub. Notes
     (NR, B-)
     10.125% 06/15/07 ..........................             300         308,250
   Safelite Glass Corp.
     144A Sr. Sub. Notes (B3, B)
     9.875% 12/15/06 ...........................             350         371,000
   Titan Wheel International, Inc.
     Sr. Sub. Notes (B1, BB-)
     8.750% 04/01/07 ...........................             250         259,687
                                                                      ----------
                                                                       4,192,687
                                                                      ----------
BROADCASTING -- 6.0%
   Allbritton Communications
     Company
     Sr. Sub. Notes, Series B
     (B3, B-)****
     9.750% 11/30/07 ...........................             500         490,000
   American Radio Systems Corp.
     Gtd. Sr. Sub. Notes (B2, B-)
     9.000% 02/01/06 ...........................             500         525,000
   Australis Holdings PTY Ltd.
     144A Yankee Units (NR, NR)(DAGGER)
     15.000% 11/01/02 ..........................             294         230,790
   Australis Media Ltd.
     Yankee Gtd. Sr. Sub. Discount
     Notes (NR, NR)
     15.750% 05/15/03 ..........................             908         721,777

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
BROADCASTING -- (CONTINUED)
   Capstar Broadcasting Partners, Inc.
     144A Sr. Discount
     Notes (NR, NR)(DAGGER)
     12.750% 02/01/09 ............................     $      500     $  330,000
   Chancellor Radio Broadcasting
     Company
     Sr. Sub. Notes (B3, B-)
     9.375% 10/01/04 .............................            500        520,000
   EchoStar Communications Corp.
     Gtd. Sr. Discount Notes (B2, B)(DAGGER)
     12.875% 06/01/04 ............................            600        522,000
   Granite Broadcasting Corp.
     Sr. Sub. Notes (B3, B-)
     9.375% 12/01/05 .............................            450        441,000
   Jacor Communications Co.
     Sr. Sub. Notes (B2, B)
     9.750% 12/15/06 .............................            500        531,250
   Sinclair Broadcast Group
     Sr. Sub. Notes (B2, B)
     10.000% 09/30/05 ............................            500        523,750
   Spanish Broadcasting System, Inc.
     144A Sr. Notes (B2, B)
     11.000% 03/15/04 ............................            300        324,000
   Young Broadcasting, Inc.
     Gtd. Sr. Sub. Notes,
     Series B (B2, B)
     9.000% 01/15/06 .............................            500        495,000
                                                                      ----------
                                                                       5,654,567
                                                                      ----------
CABLE -- 10.1%
   Adelphia Communications Corp.
     144A Sr. Notes (B3, B)
     10.500% 07/15/04 ............................            400        418,000
   Cablevision Systems Corp.
     Sr. Sub. Debentures (B2, B)
     9.875% 02/15/13 .............................            750        804,375
   Charter Communications
     Southeast, L.P. .............................
     Sr. Notes Series B (B2, B)
     11.250% 03/15/06 ............................            900        978,750
   Comcast U.K. Cable Partners Ltd.,
     Yankee Sr. Debentures
     (B2, B-)(DAGGER)
     11.200% 11/15/07 ............................            750        575,625
   DIVA Systems Corporation
     144A Units (NR, NR)(DAGGER)
     10.750% 05/15/06 ............................          2,250      1,355,625
   Falcon Holding Group L.P.
     Sr. Sub. Notes
     PIK Bonds (NR, NR)
     11.000% 09/15/03 ............................            719        738,622

                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
CABLE -- (CONTINUED)
   Helicon Group L.P.
     Sr. Secured Notes Series B
     (B1, B)(DAGGER)
     11.000% 11/01/03 ............................       $    500     $  526,875
   International CableTel, Inc.
     Sr. Deferred Coupon Notes
     Series A (B3, B-)(DAGGER)
     11.000% 04/15/05 ............................            750        597,187
   James Cable Partners, L.P./James
     Cable Finance Corp.
     144A Sr. Notes (B2, B+)
     10.750% 08/15/04 ............................            250        254,375
   Lenfest Communications, Inc.
     Sr. Notes (Ba3, BB+)
     8.375% 11/01/05 .............................            500        495,000
   Marcus Cable L.P.
     Sr. Discount Notes (Caa, B)(DAGGER)
     14.250% 12/15/05 ............................            950        776,625
   Rifkin Acquisition Partners L.P.
     Sr. Sub. Notes (B3, B-)
     11.125% 01/15/06 ............................            500        537,500
   Rogers Communications, Inc.
     Yankee Sr. Notes (B2, BB-)
     9.125% 01/15/06 .............................            550        563,750
   United International Holdings, Inc.
     Sr. Secured Discount Notes
     Series B (B3, B-)
     0.000% 11/15/99 .............................          1,000        792,500
                                                                      ----------
                                                                       9,414,809
                                                                      ----------
CHEMICALS -- 1.6%
   Freedom Chemical Company
     Sr. Sub. Notes (B3, B-)
     10.625% 10/15/06 ............................            500        527,500
   Harris Chemical North America
     Sr. Secured Debentures
     (B2, B+)(DAGGER)
     10.250% 07/15/01 ............................            400        416,000
   Sterling Chemical Holdings, Inc.
     Sr. Discount Notes (Caa, B+)(DAGGER)
     9.750% 08/15/08 .............................            700        481,250
                                                                      ----------
                                                                       1,424,750
                                                                      ----------
COMPUTERS, SOFTWARE & SERVICES -- 1.0%
   Advanced Micro Devices, Inc.
     Sr. Secured Notes (Ba1, BB-)
     11.000% 08/01/03 ............................            500        562,500
   Verio, Inc.
     144A Units (NR, NR)
     13.500% 06/15/04 ............................            350        373,625
                                                                      ----------
                                                                         936,125
                                                                      ----------

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
CONSTRUCTION & BUILDING MATERIALS -- 2.1%
   Collins & Aikman
     Floorcoverings, Inc.
     Sr. Sub. Notes Series B
     (B3, B-)
     10.000% 01/15/07 ............................       $    250     $  251,875
   Nortek, Inc.
     144A Sr. Notes (B1, B+)
     9.125% 09/01/07 .............................            250        249,375
   Omega Cabinets, Ltd.
     144A Gtd. Sr. Sub.
     Notes (NR, NR)
     10.500% 06/15/07 ............................            300        302,250
   Southdown, Inc.
     144A Sr. Sub. Notes (B1, B+)
     10.000% 03/01/06 ............................            500        543,750
   Waxman Industries, Inc.
     Sr. Notes, Series B
     (Caa, CCC+)(DAGGER)
     12.750% 06/01/04 ............................            600        519,750
                                                                      ----------
                                                                       1,867,000
                                                                      ----------
CONSUMER PRODUCTS & SERVICE -- 2.2%
   Coinstar, Inc.
     Sr. Discount Notes (NR, NR)(DAGGER)
     9.500% 10/01/06 .............................            525        399,656
   Hosiery Corp. of America, Inc.
     Sr. Sub. Notes (B3, B-)
     13.750% 08/01/02 ............................            400        449,500
   Jordan Industries, Inc.
     144A Sr. Notes (B3, B+)
     10.375% 08/01/07 ............................            400        400,000
   Renaissance Cosmetics, Inc.
     Sr. Notes (B3, B-)
     11.750% 02/15/04 ............................            500        499,375
   Signature Brands USA, Inc.
     Sr. Sub. Notes (B3, B-)
     13.000% 08/15/02 ............................            250        268,437
                                                                       ---------
                                                                       2,016,968
                                                                       ---------
ELECTRONICS -- 1.5%
   Exide Electronics Group, Inc.
     Sr. Sub. Notes,
     Series B (B3, B)
     11.500% 03/15/06 ............................            550        635,250
   Unisys Corporation
     Sr. Notes, Series B (B1, B+)
     12.000% 04/15/03 ............................            700        773,500
                                                                       ---------
                                                                       1,408,750
                                                                       ---------
ENERGY -- 5.7%
   Bellwether Exploration Company
     Gtd. Sr. Sub. Notes (B3, B-)
     10.875% 04/01/07 ...........................             500        540,000
   Cliffs Drilling Co.
     Sr. Notes, Series B (B1, B)
     10.250% 05/15/03 ...........................             600        645,000

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)          VALUE
                                                       ---------     -----------
ENERGY -- (CONTINUED)
   Dailey Petroleum Services Corp.
     144A Gtd. Sr. Notes (B1, B+)
     9.750% 08/15/07 .........................          $   400       $  408,000
   Forcenergy, Inc.
     Sr. Sub. Notes (B2, B)
     9.500% 11/01/06 .........................              250          260,625
   HS Resources Inc.
     144A Sr. Sub. Notes (B2, B)
     9.250% 11/15/06 .........................              400          405,500
   Kelley Oil & Gas Corp.
     144A Sr. Sub. Notes (B3, B-)
     10.375% 10/15/06 ........................              400          417,000
   Mesa Operating Co.
     Gtd. Sr. Sub. Discount Notes
     (Ba2, BB+)(DAGGER)
     11.625% 07/01/06 ........................              650          508,625
   Mesa Operating Co.
     Gtd. Sr. Sub. Notes (Ba2, BB+)
     10.625% 07/01/06 ........................              250          286,562
   National Energy Group, Inc.
     144A Gtd. Sr. Notes,
     Series C (NR, B)
     10.750% 11/01/06 ........................              250          258,125
   Nuevo Energy Company
     Sr. Sub. Notes (B1, B+)
     9.500% 04/15/06 .........................              500          528,750
   Plains Resources, Inc.
     Sr. Sub. Notes, Series B
     (B2, B-)****
     10.250% 03/15/06 ........................              500          533,750
   Pride Petroleum Services, Inc.
     Sr. Notes (Ba3, BB-)
     9.375% 05/01/07 .........................              300          316,500
   TransAmerican Energy Corp.
     Sr. Secured Discount
     Notes (NR, NR)(DAGGER)
     13.000% 06/15/02 ........................              200          152,000
                                                                      ----------
                                                                       5,260,437
                                                                      ----------
ENTERTAINMENT -- 3.3%
   AMF Group, Inc. :
     Gtd. Sr. Sub. Notes Series B
        (B2, B-)
        10.875% 03/15/06 .....................              600          663,000
     Gtd. Sr. Discount Notes,
        Series B (B2, B-)(DAGGER)
        12.250% 03/15/06 .....................              750          535,312
   American Skiing Co.
     Sr. Sub. Notes, Series B
     (B3, CCC+)
     12.000% 07/15/06 ........................              400          438,000
   Booth Creek Ski Holdings, Inc.
     Sr. Notes, Series B (Caa, B-)
     12.500% 03/15/07 ........................              400          409,000

                                                          PAR
                                                         (000)          VALUE
                                                       ---------     -----------
ENTERTAINMENT -- (CONTINUED)
   Hollywood Theaters, Inc.
     144A Gtd. Sr. Sub.
     Notes (B3, B-)
     10.625% 08/01/07 ........................          $   500       $  517,500
   Premier Parks, Inc.
     Gtd. Sr. Notes (B2, B+)
     9.750% 01/15/07 .........................              500          525,625
                                                                      ----------
                                                                       3,088,437
                                                                      ----------
FINANCIAL SERVICES -- 0.8%
   Arcadia Financial, Ltd. Units
     (B2, BB-)
     11.500% 03/15/07 ........................              500          501,250
   Fifth Mexican Acceptance Corp.
     144A Notes (NR, NR)**/****
     8.000% 12/15/98 .........................            1,040          249,600
                                                                      ----------
                                                                         750,850
                                                                      ----------
FOOD & BEVERAGE -- 2.5%
   Archibald Candy Corp.
     144A Gtd. Sr. Secured
     Notes (B2, NR)
     10.250% 07/01/04 ........................              300          307,875
   Delta Beverage Group, Inc.
     Sr. Notes (B2, B+)
     9.750% 12/15/03 .........................              500          523,750
   Fleming Companies Inc.
     144A Gtd. Sr. Sub.
     Notes (B3, B+)
     10.500% 12/01/04 ........................              400          406,000
   Fresh Del Monte Produce N.V.
     Yankee Sr. Notes,
     Series B (B2, B+)
     10.000% 05/01/03 ........................              500          529,375
   International Home Foods, Inc.
     Gtd. Sr. Sub.
     Notes (B2, B-)
     10.375% 11/01/06 ........................              500          522,500
                                                                      ----------
                                                                       2,289,500
                                                                      ----------
HEALTH CARE -- 4.3%
   Beverly Enterprises, Inc.
     Gtd. Sr. Notes (B1, B+)
     9.000% 02/15/06 .........................              300          313,500
   Integrated Health Services, Inc.
     144A Sr. Sub. ...........................
     Notes (B1, B)
     9.500% 09/15/07 .........................              250          257,500
   Mariner Health Group, Inc.
     Sr. Sub. Notes (B2, B)
     9.500% 04/01/06 .........................              500          512,500
   Paracelsus Healthcare Corp.
     Sr. Sub. Notes (B1, B)
     10.000% 08/15/06 ........................              400          406,000

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)          VALUE
                                                       ---------     -----------
HEALTH CARE -- (CONTINUED)
   Quest Diagnostic, Inc.
     Sr. Sub. Notes (B2, B+)
     10.750% 12/15/06 ........................          $   500       $  543,750
   Regency Health Services, Inc.
     Sub. Notes (B3, B-)
     12.250% 07/15/03 ........................              650          747,500
   Tenet Healthcare Corp.
     Sr. Sub. Notes (Ba3, B+)
     8.625% 01/15/07 .........................              500          521,875
   UROHEALTH Systems, Inc.
     144A Units (B3, NR)
     12.500% 04/01/04 ........................              250          241,875
   Vencor Inc.,
     144A Sr. Sub. Notes (B1, B)
     8.625% 07/15/07 .........................              400          400,500
                                                                      ----------
                                                                       3,945,000
                                                                      ----------
INDUSTRIAL GOODS & MATERIALS -- 1.4%
   Derlan Manufacturing, Inc.
     Yankee Sr. Notes (B3, B+)
     10.000% 01/15/07 ........................              250          255,000
   Golden Ocean Group Ltd.
     Units (NR, NR)
     10.000% 08/31/01 ........................              688          503,960
   Haynes International, Inc.
     Sr. Notes (B3, B-)
     11.625% 09/01/04 ........................              500          548,750
                                                                      ----------
                                                                       1,307,710
                                                                      ----------
METALS & MINING -- 4.0%
   Acme Metals, Inc.
     Sr. Secured Debentures
     (NR, NR)
     13.500% 08/01/04 ........................            1,000        1,127,500
   Gulf States Steel, Inc.
     First Mortgage Notes (B1, B-)
     13.500% 04/15/03 ........................              400          412,500
   Ivaco, Inc.
     Yankee Sr. Notes (B1, B+)
     11.500% 09/15/05 ........................              500          560,000
   Kaiser Aluminum and
     Chemical Corp.
     Sr. Sub. Notes (B2, CCC+)
     12.750% 02/01/03 ........................              500          541,250
   NS Group, Inc.
     Sr. Secured Notes (B3, B-)
     13.500% 07/15/03 ........................              400          464,000
   Weirton Steel Corporation
     Sr. Notes (B2, B)
     11.375% 07/01/04 ........................              600          648,000
                                                                      ----------
                                                                       3,753,250
                                                                      ----------

                                                          PAR
                                                         (000)          VALUE
                                                       ---------     -----------
OFFICE EQUIPMENT & SUPPLIES -- 0.4%
   Knoll, Inc.
     Sr. Sub. Notes (B1, B+)****
     10.875% 03/15/06 ........................          $   325       $  360,750
                                                                      ----------
PACKAGING & CONTAINERS -- 2.7%
   BPC Holding Corporation
     Sr. Secured Notes, Series B
     (Caa, B-)****
     12.500% 06/15/06 ........................              500          547,500
   Crown Packaging Enterprises Ltd.
     Sr. Secured Discount
     Notes (Ca, NR)****/(DAGGER)
     14.000% 08/01/06 ........................              775           38,750
   Four M Corp.
     Sr. Secured Notes, Series B
     (B2, B)
     12.000% 06/01/06 ........................              400          433,000
   Gaylord Container Corp.
     Sr. Sub. Discount
     Debentures (Caa, B-)(DAGGER)
     12.750% 05/15/05 ........................              400          437,500
   Plastic Containers, Inc.
     144A Sr. Secured  Notes
     (B1, B+)
     10.000% 12/15/06 ........................              500          522,500
   Stone Container Finance Co.
     Gtd. Sr. Notes (B1, B+)
     11.500% 08/15/06 ........................              500          522,500
                                                                      ----------
                                                                       2,501,750
                                                                      ----------
PAPER & FOREST PRODUCTS -- 2.5%
   Ainsworth Lumber Co. Ltd.
     144A Yankee Sr. Secured PIK
     Notes (B3, B)
     12.500% 07/15/07 ........................              300          294,750
   Crown Paper Co.
     Sr. Sub. Notes (B3, B)
     11.000% 09/01/05 ........................              650          687,375
   MAXXAM Group Holdings, Inc.
     144A Sr. Secured Notes,
     Series B (NR, NR)
     12.000% 08/01/03 ........................              400          429,000
   Printpack, Inc.
     144A Sr. Sub. Notes (B3, B+)
     10.625% 08/15/06 ........................              600          645,000
   Fibermark, Inc.
     Sr. Notes (B1, BB-)
     9.375% 10/15/06 .........................              250          259,687
                                                                       ---------
                                                                       2,315,812
                                                                       ---------
PUBLISHING & INFORMATION SERVICES -- 2.2%
   Gray Communications Systems
     Gtd. Sr. Sub. Notes (B3, B-)
     10.625% 10/01/06 ........................              200          214,500

                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)        VALUE
                                                          ---------   ----------
PUBLISHING & INFORMATION SERVICES -- (CONTINUED)
   Hollinger International
     Publishing Inc.
     Sr. Sub. Notes (B1, BB-)
     9.250% 03/15/07 .................................   $      500   $  516,875
   InterAct Systems Inc.
     144A Sr. Discount Notes
     (NR, NR)(DAGGER)
     14.000% 08/01/03 ................................          700      322,000
   Sun Media Corp.:
     144A Yankee Sr. Sub. Notes
        (B3, B-)
        9.500% 02/15/07 ..............................          300      310,500
     Yankee Sr. Sub. Notes
        (B3, B-)
        9.500% 05/15/07 ..............................          100      103,500
   Universal Outdoor, Inc.
     Sr. Sub. Notes, Series B
     (B1, B)
     9.750% 10/15/06 .................................          500      533,750
                                                                      ----------
                                                                       2,001,125
                                                                      ----------
RESTAURANTS, HOTELS & GAMING -- 9.6%
   AmeriKing, Inc.
     Gtd. Sr. Notes (B3, B-)
     10.750% 12/01/06 ................................          400      421,500
   Ameristar Casinos, Inc.
     144A Gtd. Sr. Sub.
     Notes (B3, B1)
     10.500% 08/01/04 ................................          250      246,875
   CapStar Hotel Company
     144A Sr. Sub. Notes (B1, B)
     8.750% 08/15/07 .................................          500      500,000
   Casino America, Inc.
     Gtd. Sr. Notes (B1, B)
     12.500% 08/01/03 ................................          500      527,500
   Casino Magic Finance Corp.
     First Mortgage Notes (B1, B+)
     11.500% 10/15/01 ................................          250      230,000
   Casino Magic of Louisiana Corp.
     144A First Mortgage Notes
     (B3, B-)
     13.000% 08/15/03 ................................          350      301,000
   Coast Hotels and Casinos, Inc.
     Gtd. First Mortgage Notes,
     Series B (B3, B)****
     13.000% 12/15/02 ................................          600      671,250
   G.B. Property Funding Corp
     First Mortgage Notes (B3, B)
     10.875% 01/15/04 ................................          300      270,000
   HMH Properties, Inc.
     144A Gtd. Sr. Notes (NR, NR)
     8.875% 07/15/07 .................................          500      508,750
   Horseshoe Gaming L.L.C.
     144A Sr. Sub. Notes (B3, B)
     9.375% 06/15/07 .................................          250      253,750

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
RESTAURANTS, HOTELS & GAMING -- (CONTINUED)
   KSL Recreation Group, Inc.
     144A Sr. Sub. Notes (B3, B-)
     10.250% 05/01/07 ............................       $    350     $  368,375
   Mohegan Tribal Gaming Authority
     Sr. Secured Notes, Series B
     (Ba1, BB+)****
     13.500% 11/15/02 ............................            650        851,500
   Players International, Inc.
     Gtd. Sr. Notes (Ba3, BB)
     10.875% 04/15/05 ............................            500        525,000
   Prime Hospitality Corp.
     Secured First Mortgage Notes
     (Ba3, BB)
     9.250% 01/15/06 .............................            500        522,500
   Red Roof Inns, Inc.
     Sr. Exchange Notes (B2, B)
     9.625% 12/15/03 .............................            400        413,000
   Showboat Inc.
     First Mortgage Bonds (Ba3, BB-)
     9.250% 05/01/08 .............................            250        258,125
   Showboat Marina Casino
     Partnership
     First Mortgage Notes,
     Series B (B2, B)
     13.500% 03/15/03 ............................            450        518,625
   Sun International Hotels
     Gtd. Sr. Sub. Notes (Ba3, B+)
     9.000% 03/15/07 .............................            400        412,000
   The Majestic Star Casino L.L.C.
     Sr. Secured Notes (B2, B)****
     12.750% 05/15/03 ............................            500        552,500
   Waterford Gaming L.L.C./
     Waterford Gaming Finance Corp.
     144A Sr. Notes (NR, NR)
     12.750% 11/15/03 ............................            500        552,500
                                                                      ----------
                                                                       8,904,750
                                                                      ----------
RETAIL TRADE -- 2.7%
   Farm Fresh, Inc.
     Sr. Notes (Caa, CCC+)
     12.250% 10/01/00 ............................            400        334,000
   Hills Stores Company
     Gtd. Sr. Notes (B2, B-)
     12.500% 07/01/03 ............................            400        340,000
   Jitney-Jungle Stores
     of America, Inc.
     Gtd. Sr. Notes (B2, B)
     12.000% 03/01/06 ............................            500        575,000
   K Mart Corp. Debentures
     (Ba3, B+)
     7.750% 10/01/12 .............................            750        690,000
   Parisian, Inc.
     Sr. Sub. Notes (B1, B-)
     9.875% 07/15/03 .............................            500        521,875
                                                                      ----------
                                                                       2,460,875
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

                                                               PAR
                                                              (000)      VALUE
                                                            ---------   --------
TELECOMMUNICATIONS -- 19.0%
   Advanced Radio
     Telecommunications Corp.
     Sr. Notes (Caa, C+)
     14.000% 02/15/07 ....................................   $    350   $303,625
   American Communication
     Services, Inc.
     Sr. Discount Notes
     (NR, NR)****/(DAGGER)
     13.000% 11/01/05 ....................................      1,100    698,500
   Brooks Fiber Properties, Inc.:
     Sr. Discount Notes
        (NR, NR)****/(DAGGER)
        11.875% 11/01/06 .................................        500    347,500
     Sr. Discount Notes (NR, NR)(DAGGER)
        10.875% 03/01/06 .................................        500    362,500
     Sr. Notes (NR, NR)
        10.000% 06/01/07 .................................        250    263,750
   Comcast Cellular Corp.
     144A Sr. Notes (Ba3, BB+)
     9.500% 05/01/07 .....................................        400    413,000
   Diamond Cable
     Communications plc
     Sr. Discount Notes (B3, B-)(DAGGER)
     11.750% 12/15/05 ....................................      1,000    715,000
   Fox/Liberty Networks L.L.C.,
     144A Sr. Notes (B1, B)
     8.875% 08/15/07 .....................................        300    296,250
   GST Equipment Funding
     144A Sr. Notes (NR, NR)
     13.250% 05/01/07 ....................................        250    274,375
   GST USA, Inc.
     Gtd. Sr. Discount Notes
     (NR, NR)(DAGGER)
     13.875% 12/15/05 ....................................        250    165,625
   Geotek Communications, Inc.
     Convertible Sr. Sub. Notes
     (Caa, NR)****
     12.000% 02/15/01 ....................................      1,000    850,000
   Globalstar, L.P. / Globalstar
     Capital Corp.
     144A Units (B3, B)
     11.375% 02/15/04 ....................................        200    201,500
   Hermes Europe Railtel B.V.
     144A Sr. Notes (NR, B)
     11.500% 08/15/07 ....................................        250    263,750
   Hyperion Telecommunications, Inc.
     144A Sr. Notes (NR, NR)
     12.250% 09/01/04 ....................................        250    257,500
   ITC DeltaCom Inc.
     144A Sr. Notes (B3, B)
     11.000% 06/01/07 ....................................        250    263,750
   IXC Communications Inc.
     Sr. Secured Notes, Series B
     (B3, B)
     12.500% 10/01/05 ....................................        500    572,500

                                                            PAR
                                                           (000)        VALUE
                                                         ---------   -----------
TELECOMMUNICATIONS -- (CONTINUED)
   Intelcom Group (U.S.A.), Inc.
     Gtd. Sr. Exchangeable
     Discount Notes (NR, NR)(DAGGER)
     11.250% 05/01/06 ..............................      $  1,000      $700,000
   Intermedia Communications Inc.
     144A Sr. Discount Notes
     (B2, B)(DAGGER)
     13.000% 07/15/07 ..............................           500       315,000
   Jordan Telecommunication
     Products, Inc.
     144A Sr. Discount Notes
     (B3, NR)(DAGGER)
     9.000% 08/01/07 ...............................           400       289,500
   McCaw International Ltd.
     144A Units (NR, NR)(DAGGER)
     11.250% 04/15/07 ..............................           500       266,875
   McLeodUSA Inc.:
     144A Sr. Notes
        (NR, NR)
        9.250% 07/15/07 ............................           300       305,250
     144A Sr. Discount Notes
        (B3, B)(DAGGER)
        11.750% 03/01/07 ...........................           400       264,000
   MetroNet Communications Corp.
     Yankee Units (NR, NR)
     12.000% 08/15/07 ..............................           400       428,000
   Microcell Telecommunications, Inc.
     Yankee Sr. Discount Notes,
     Series B (NR, NR)(DAGGER)
     9.125% 06/01/06 ...............................           400       255,000
   NEXTLINK Communications, Inc.
     Sr. Notes (NR, NR)
     12.500% 04/15/06 ..............................           250       276,875
   Nextel Communications, Inc.
     Sr. Discount Notes (B3, CCC-)(DAGGER)
     10.125% 08/15/04 ..............................           900       749,250
   Orion Network Systems, Inc.
     Units (B2, B)
     11.250% 01/15/07 ..............................           300       327,000
   Pagemart Nationwide, Inc.
     Sr. Discount Notes (NR, NR)(DAGGER)
     15.000% 02/01/05 ..............................           750       599,550
   People's Telephone Co., Inc.
     Sr. Notes (B2, B-)
     12.250% 07/15/02 ..............................           450       469,687
   Petersburg Long Distance, Inc.:
     144A Convertible
        Sub. Notes (NR, NR)****
        9.000% 06/01/06 ............................           230       256,738
     144A Units (NR, NR)****/(DAGGER)
        11.000% 06/01/04 ...........................         1,010       876,175
   Price Communications
     Wireless, Inc.
     144A Sr. Sub. Notes (B3, NR)
     11.750% 07/15/07 ..............................           250       260,625

                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
TELECOMMUNICATIONS -- (CONTINUED)
   Price Communications Corp./
     Price Communications
     Cellular Holdings, Inc.
     144A Units (Caa1, NR)(DAGGER)
     12.250% 08/01/07 ..........................         $   500     $   268,750
   PriCellular Wireless Corp.
     Discount Notes (B3, CCC+)(DAGGER)
     11.125% 10/01/03 ..........................             500         485,000
   Qwest Communications
     International, Inc.
     Sr. Notes Series B (B2, B+)
     10.875% 04/01/07 ..........................             350         389,375
   Sprint Spectrum L.P./Sprint
     Spectrum Finance Corp.
     Sr. Notes (B2, B+)
     11.000% 08/15/06 ..........................             500         555,000
   TCI Satellite Entertainment Inc.
     144A Sr. Sub. Notes (B3, B-)
     10.875% 02/15/07 ..........................             450         465,750
   Teleport Communications
     Group, Inc.:
     Sr. Discount Notes (B1, B)(DAGGER)
        11.125% 07/01/07 .......................             500         372,500
     Sr. Notes (B1, B)(DAGGER)
         9.875% 07/01/06 .......................             300         322,500
   Telesystem International
     Wireless Inc.
     Sr. Discount Notes (NR, NR)(DAGGER)
     13.750% 06/30/07 ..........................             500         293,750
   Telewest Communications
     Group plc
     Yankee Sr. Discount
     Debentures (B1, BB)(DAGGER)
     11.000% 10/01/07 ..........................             800         592,000
   UNIFI Communications, Inc.
     Sr. Notes (NR, NR)
     14.000% 03/01/04 ..........................             500         494,375
   Vanguard Cellular Systems, Inc.
     Sr.  Debentures (B1, B+)
     9.375% 04/15/06 ...........................             500         516,250
                                                                     -----------
                                                                      17,643,900
                                                                     -----------
TEXTILES & APPAREL -- 0.5%
   William Carter Company
     Sr. Sub. Notes, Series A
     (B3, B-)
     10.375% 12/01/06 ..........................             450         474,188
                                                                     -----------
TRANSPORTATION -- 1.8%
   Atlantic Express
     Transportation Corp.
     144A Gtd. Sr. Secured Notes
     (B2, B)
     10.750% 02/01/04 ..........................             500         520,000

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
TRANSPORTATION -- (CONTINUED)
   US Air, Inc.
     Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ..........................        $    600     $   624,000
   ValuJet Airlines, Inc,
     144A Gtd. Sr. Secured Notes
     (NR, NR)
     10.500% 04/15/01 ..........................             500         501,250
                                                                     -----------
                                                                       1,645,250
                                                                     -----------
WASTE MANAGEMENT -- 0.8%
   Allied Waste Industries, Inc.
     Sr. Sub. Notes (B3, B+)
     10.250% 12/01/06 ..........................             700         763,000
                                                                     -----------
   TOTAL CORPORATE BONDS
     (Cost $82,366,757) ........................                      86,382,240
                                                                     -----------

ASSET BACKED SECURITIES -- 0.7%
   Airplanes Pass Through Trust
     Series 1, Class D (Ba2, BB)
     10.875% 03/15/19 ..........................             600         698,149
                                                                     -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $600,000) ...........................                         698,149
                                                                     -----------

WARRANTS*** -- 0.4%
BROADCASTING -- 0.0%
   Australis Holdings, PTY Ltd. ................             294             294
                                                                     -----------
CHEMICALS -- 0.1%
   Uniroyal Technology Corp. ...................          43,500          81,563
                                                                     -----------
CONSTRUCTION & BUILDING MATERIALS -- 0.0%
   Capital Pacific Holdings
     Group, Inc. ...............................          12,640           9,480
                                                                     -----------
CONSUMER PRODUCTS & SERVICES -- 0.1%
   Coinstar, Inc. ..............................             525           3,885
   Renaissance Cosmetics, Inc. .................             500          50,000
   Signature Brands USA, Inc. ..................             250              --
                                                                     -----------
                                                                          53,885
                                                                     -----------
ELECTRONICS -- 0.0%
   Exide Electronics Group, Inc. ...............             550          24,750
                                                                     -----------
PUBLISHING &INFORMATION SERVICES-- 0.0%
   InterAct Systems, Inc. ......................             700              --
                                                                     -----------
TELECOMMUNICATIONS -- 0.2%
   Advanced Radio
     Telecommunications Corp. ..................           5,250          51,188
   American Communication
     Services, Inc. ............................           1,500          90,000
   Globalstar
     Telecommunciations Ltd. ...................             200          12,000
   McCaw International Ltd. ....................             500             125
   Microcell
     Telecommunications, Inc. ..................           1,600          20,000

                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
TELECOMMUNICATIONS -- (CONTINUED)
   Microcell Telecomm, Inc. ..................       $    1,600       $    1,000
   NEXTLINK
     Communications, Inc. ....................            6,000               60
   UNIFI Communications, Inc. ................              500                5
                                                                      ----------
                                                                         174,378
                                                                      ----------
   TOTAL WARRANTS
     (Cost $213,567) .........................                           344,350
                                                                      ----------
COMMON STOCK -- 0.0%
PACKAGING/CONTAINERS -- 0.0%
   Crown Packaging
     Enterprises, Ltd. .......................          100,750            1,008
                                                                      ----------
   TOTAL COMMON STOCK
     (Cost $0.00) ............................                             1,008
                                                                      ----------
PREFERRED STOCKS -- 4.0%
AEROSPACE/DEFENSE -- 1.5%
   GPA Group Plc 7% Convertible
     Cum. Second Preference
     Shares ..................................        2,750,000        1,430,000
                                                                      ----------
CABLE -- 0.1%
   DIVA Systems Corporation
     Series C ................................            5,945           56,478
                                                                      ----------
CONSUMER PRODUCTS & SERVICES -- 0.5%
   Renaissance Cosmetics, Inc.
     14% Cumulative ..........................              572          469,040
                                                                      ----------
RESTAURANTS, HOTELS, & GAMING -- 0.9%
   AmeriKing, Inc. 13% Cum.
     Exchangeable ............................            5,000          140,000
   Lady Luck Gaming Corporation
     Series A ................................           20,000          720,000
                                                                      ----------
                                                                         860,000
                                                                      ----------
RETAIL TRADE -- 0.3%
   Jitney-Jungle Stores of
     America, Inc.
     144A 15% Class A ........................            1,750          255,500
                                                                      ----------
TELECOMMUNICATIONS -- 0.7%
   NEXTLINK
     Communications, Inc.
     144A 14% Cum.
     Exchangeable PIK ........................            6,429          374,489
   Nextel Communication, Inc.
     13.00% Series D
     Exchangeable PIK ........................              250          269,375
                                                                      ----------
                                                                         643,864
                                                                      ----------
   TOTAL PREFERRED STOCKS
     (Cost $3,023,092) .......................                         3,714,882
                                                                      ----------

                                                        PAR
                                                       (000)            VALUE
                                                     ---------       -----------
SHORT-TERM INVESTMENT -- 0.6%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.063% 09/02/97 .......................         $     568       $   568,000
                                                                     -----------
     TOTAL SHORT-TERM
        INVESTMENT
        (Cost $568,000) ....................                             568,000
                                                                     -----------
   TOTAL INVESTMENTS -- 98.9%
     (Cost $86,771,416*) ...................                          91,708,629
                                                                     -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 1.1% .................                           1,008,183
                                                                     -----------
   NET ASSETS (Applicable to
     5,422,963 BEA Institutional
     Shares and 5,057 BEA
     Advisor Shares)-- 100.0% ..............                         $92,716,812
                                                                     ===========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($92,630,437 (DIVIDE) 5,422,963) ......                              $17.08
                                                                          ======
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA ADVISOR
     SHARE ($86,375 (DIVIDE) 5,057) ........                              $17.08
                                                                          ======


                 See Accompanying Notes to Financial Statements.

                         BEA HIGH YIELD FUND (CONCLUDED)

    * Also cost for Federal income tax purposes at August 31, 1997. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ......................................   $ 6,581,070
        Gross Depreciation ......................................    (1,643,857)
                                                                    -----------
        Net Appreciation ........................................   $ 4,937,213
                                                                    ===========
   ** Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr, S.A. de C.V.
  *** Non-income producing securities.
 **** Certain conditions for public sales may exist.
(DAGGER) Step Bond - The interest rate as of August 31, 1997 is 0% and will reset to interest rate shown at a future date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1997 and are unaudited.

                            INVESTMENT ABBREVIATIONS
PIK ................................................................ Pay In Kind


AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                   -------------
Capital Paid-In .................................................  $102,892,816
Accumulated Net Investment Income ...............................     1,755,697
Accumulated Net Realized Loss on
   Security and Foreign Exchange
   Transactions .................................................   (16,868,914)
Net Unrealized Appreciation on
   Investments and Other ........................................     4,937,213
--------------------------------------------------------------------------------
NET ASSETS ......................................................  $ 92,716,812
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                             BEA MUNICIPAL BOND FUND
                           PORTFOLIO MANAGER'S LETTER

                                                              September 18, 1997
Dear Shareholders:

We are pleased to report on the results of the BEA Municipal Bond Fund (the "Fund") for the year ended August 31, 1997 and discuss our investment strategy.

PERFORMANCE REVIEW

At August 31, 1997, the net asset value ("NAV") of the Fund was $14.84, compared to an NAV of $14.65 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 9.74%. By comparison, the Lehman Brothers Municipal Bond Index (the "Index") posted a return of 9.25% during the same period. For the six months ended August 31, 1997, the Fund returned 4.15% (assuming reinvestment of dividends), versus 3.91% for the Index. Lipper Analytical Services ranks the Fund's performance among the top 20% of all municipal funds during the 12 month period ending in August 1997.

PORTFOLIO REVIEW

The municipal bond market experienced a seasonal rally in June, as investors were awash in cash from coupon payments, early redemptions and bond maturities. Historically, the market tends to be strong at this time because investors want to stay invested in municipals and will use the cash to make new purchases.

We attribute the Fund's outperformance of the Index over the last few months primarily to the fact that the portfolio holds discounted and call-protected securities that were not subject to early redemption in the rally. This helped performance in two ways. First, it meant that the Fund's holdings gained in value because they would not be called. Second, we were not forced to throw cash at a rapidly rising market, which would have reduced the overall portfolio yield.

Performance  also  benefited from the Fund's modest  positions in  high-yielding
taxable   securities.   We  intend  to   participate  in  these  markets  on  an
opportunistic basis.

OUTLOOK

Looking ahead, we consider the general climate for fixed income a favorable mix of moderate growth and subdued inflation. As a result, municipal instruments should perform well.

Our investment strategy remains based on the passive collection of the portfolio's relatively high coupon income and avoidance of taxable events. We maintain our bias toward issues of states with the highest tax rates (notably New York and California) because we believe that the market does not fully recognize their value.

In our view, there are potential downside risks in today's muni environment. For example, the recent rally was so strong that, at current levels, the market is fully priced relative to Treasury bonds. It is easier for prices to fall than rise, particularly if fears of higher interest rates reappear. We also would not be surprised to see a reversal of the supply/demand dynamic that has helped to sustain current valuations. Yields have become low enough that little new money is flowing into munis and supply is likely to build. Prices could suffer if these conditions persist for an extended period of time.

As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President
William P. Sterling, Executive Director

                             BEA MUNICIPAL BOND FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION 6/20/94, PERIOD ENDED 7/31/94 AND AT EACH QUARTER END.

[GRAPHIC OMITTED]
PLOT POINTS BELOW

                                  Lehman
                    BEA           Brothers
                  Municipal      Municipal
                    Bond           Bond
                    Fund           Index
06/20/1994         10,000         10,000
07/31/1994         10,040         10,038
08/31/1994         10,040         10,073
11/30/1994          9,647          9,571
02/28/1995         10,350         10,354
05/31/1995         10,846         10,820
08/31/1995         10,886         10,965
11/30/1995         11,193         11,079
02/29/1996         11,216         11,498
05/31/1996         10,937         11,314
08/31/1996         11,134         11,539
11/30/1996         11,643         12,049
02/28/1997         11,731         12,132
05/31/1997         11,835         12,252
08/31/1997         12,218         12,606

-----------------------
AVERAGE ANNUAL
TOTAL RETURN
One Year          9.74%
From Inception    6.44%
-----------------------

Note: Past performance is not predictive of future performance.

                             BEA MUNICIPAL BOND FUND
                               OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
MUNICIPAL BONDS -- 86.3%
CALIFORNIA -- 7.0%
   California State GO (Aaa, AAA)
     5.125% 10/01/17 .........................         $    825       $  789,937
   Los Angeles CA, Department of
     Water & Power, Water RB
     (Aa, AA)
     4.500% 05/15/23 .........................              705          601,012
                                                                      ----------
                                                                       1,390,949
                                                                      ----------
COLORADO -- 3.2%
   Colorado Springs CO, Utility
     RB (Aaa, AAA)
     5.875% 11/15/17 .........................              595          622,519
                                                                      ----------
FLORIDA -- 11.0%
   Florida State Board of Education
     GO (Aa2, AA+)
     5.125% 06/01/22 .........................               30           28,612
   Florida State GO (Aa, AA+)
     5.500% 10/01/08 .........................              710          715,900
   Jacksonville FL, Electric
     Authority RB, 2nd Installment
     (Aaa, AAA)
     6.000% 07/01/12 .........................              610          656,512
   Tallahassee FL, Electric RB,
     First Lien (Aaa, AAA)
     6.100% 10/01/06 .........................              730          780,187
                                                                      ----------
                                                                       2,181,211
                                                                      ----------
ILLINOIS -- 6.8%
   Chicago IL GO, Series 1993
     (FGIC Insured) (Aaa, AAA)
     5.250% 01/01/18 .........................              705          677,681
   Illinois State Sales Tax RB,
     Series Q (Aa3, AAA)
     5.750% 06/15/14 .........................              650          661,375
                                                                      ----------
                                                                       1,339,056
                                                                      ----------
INDIANA -- 0.1%
   Indianapolis IN, Public
     Improvement Board RB
     (Aaa, AA+)
     6.000% 01/10/18 .........................               25           25,687
                                                                      ----------
LOUISIANA -- 3.5%
   New Orleans LA, Home
     Mortgage Authority SOB
     (Aaa, AAA)
     6.250% 01/15/11 .........................              635          696,119
                                                                      ----------
MARYLAND -- 5.0%
   Maryland State Transportation
     Authority Project RB
     (Aaa, AAA)
     6.800% 07/01/16 .........................              850          983,875
                                                                      ----------

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
MASSACHUSETTS -- 3.2%
   Massachusetts State Water
     Resources Authority, General
     RB, Series 92A (Aaa, AAA)
     6.500% 07/15/19 ...........................        $     20        $ 22,725
   Massachusetts State Water
     Resources RB (Aaa, AAA)
     5.000% 12/01/25 ...........................             660         613,800
                                                                        --------
                                                                         636,525
                                                                        --------
NEW YORK -- 30.5%
   New York State Dormitory
     Authority RB (Elizabeth
     Church Manor Nursing Home)
     (NR, AA)
     5.400% 08/01/23 ...........................              60          59,325
   New York State Dormitory
     Authority RB
     (Episcopal Health Services)
     (GNMA Coll.) (NR, AAA)
     7.550% 08/01/29 ...........................             435         468,712
   New York State Dormitory
     Authority RB
     (Judicial Facilities Lease)
     (MBIA Insured) (Aaa, AAA)
     7.375% 07/01/16 ...........................             630         746,550
   New York State Dormitory
     Authority RB
     (Judicial Facilities Lease)
     (Aaa, AAA)
     7.375% 07/01/16 ...........................              40          48,650
   New York State Dormitory
     Authority RB (Park Ridge
     Housing Inc. Project)
     (NR, AAA)
     7.850% 02/01/29 ...........................             530         562,462
   New York State Medical Care
     Facility Finance Agency,
     Hospital & Nursing Home
     Insured Mortgage RB
     (NR, AAA)
     5.500% 02/15/22 ...........................             765         767,869
   New York State Power Authority
     General Purpose Electric RB,
     (1970 Project), Series G
     (Aaa, AAA)
     5.375% 01/01/10 ...........................              40          41,000
   New York State Power Authority
     General Purpose Electric RB,
     Series R (Aaa, AAA)
     7.000% 01/01/10 ...........................             360         423,900
   New York State Power Authority
     General Purpose Electric RB,
     Series V (MBIA Insured)
     (Aaa, AAA)
     7.875% 01/01/13 ...........................             790         815,936

                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
NEW YORK -- (CONTINUED)
   New York State Throughway
     Authority General RB
     Series B (MBIA Insured)
     (Aaa, AAA)
     5.000% 01/01/20 .............................       $     30     $   28,163
   New York, NY GO, Series D
     (Baa1, BBB+)
     8.000% 08/01/03 .............................            650        728,813
     6.000% 02/15/25 .............................             15         15,281
   New York, NY GO, Series H
     (NR, BBB+)
     7.200% 02/01/13 .............................            225        251,719
   New York, NY GO, Series H
     (Baa1, BBB+)
     7.200% 02/01/13 .............................            375        412,969
   Suffolk County NY Water
     Authority, Waterworks RB,
     Series V (NR, AAA)
     6.750% 06/01/12 .............................            580        662,650
                                                                      ----------
                                                                       6,033,999
                                                                      ----------
PUERTO RICO -- 4.5%
   Commonwealth of Puerto Rico
     GO (Baa1, A)
     5.400% 07/01/07 .............................            730        754,638
   Puerto Rico Electric Power
     Authority, RB Series N
     (Baa1, BBB+)
     7.125% 07/01/14 .............................            135        143,100
                                                                      ----------
                                                                         897,738
                                                                      ----------
SOUTH DAKOTA -- 0.2%
   Heartland Consumers Power
     District SD Electric RB
     (Aaa, AAA)
     6.375% 01/01/16 .............................             30         33,075
                                                                      ----------
VIRGIN ISLANDS -- 3.7%
   Virgin Islands Public Finance
     Authority RB (NR, BBB)
     7.700% 10/01/04 .............................            690        739,163
                                                                      ----------
VIRGINIA -- 3.8%
   Fairfax County VA
     Redevelopment & Housing
     Authority, Mortgage RB
     (FHA Insured) (NR, AAA)
     7.100% 04/01/19 .............................            630        757,575
                                                                      ----------

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
WASHINGTON -- 3.8%
   King County WA GO, Series A
     (Aa1, AA+)
     6.200% 01/01/24 .............................       $     40    $    42,150
   Seattle WA Water System RB
     (Aa2, AA)
     5.250% 12/01/23 .............................            735        710,194
                                                                     -----------
                                                                         752,344
                                                                     -----------
   TOTAL MUNICIPAL BONDS
     (Cost $16,076,294) ..........................                    17,089,835
                                                                     -----------

CORPORATE BONDS -- 6.0%
CABLE -- 0.5%
   Bell Cablemedia plc Yankee
     Sr. Discount Notes
     (Baa3, BBB+)(DAGGER)(DAGGER)
     11.875% 09/15/05 ............................            125        107,500
                                                                     -----------
FINANCIAL SERVICES -- 0.4%
   First Nationwide (Parent)
     Holdings, Inc.
     144A Sr. Notes (B3, B)
     12.500% 04/15/03 ............................             70         78,575
                                                                     -----------
FOOD & BEVERAGE -- 0.5%
   Fresh del Monte Produce N. V.
     Sr. Notes Series B (B2, B+)
     10.000% 05/01/03 ............................             95        100,581
                                                                     -----------
TELECOMMUNICATIONS -- 1.0%
   Intelcom Group (U.S.A.), Inc.
     Gtd. Sr. Exchangeable
     Discount Notes (NR, NR)(DAGGER)(DAGGER)
     12.500% 05/01/06 ............................             60         42,000
   Nextel Communications, Inc.
     Sr. Discount Notes
     (B3, CCC-)(DAGGER)(DAGGER)
     11.500% 09/01/03 ............................             25         23,781
   Rogers Cantel Inc. Yankee
     Sr. Secured Debentures
     (Ba3, BB+)
     9.375% 06/01/08 .............................             95        101,888
   Videotron Holdings Plc
     Yankee Discount Notes
     (Baa3, B+)(DAGGER)(DAGGER)
     11.000% 08/15/05 ............................             45         38,700
                                                                     -----------
                                                                         206,369
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

                       BEA MUNICIPAL BOND FUND (CONCLUDED)

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
TRANSPORTATION -- 0.7%
   NWA Trust Mezzanine Aircraft
     Notes, Series D (Ba1, BB+)
     13.875% 06/21/08 ..........................        $     40      $   46,400
   US Air, Inc.
     Gtd. Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ..........................              85          88,400
                                                                      ----------
                                                                         134,800
                                                                      ----------
UTILITIES -- 2.9%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 ...........................             270         287,842
   Long Island Lighting Co.
     Debentures (Ba3, BB+)
     7.500% 03/01/07 ...........................              40          40,350
     9.000% 11/01/22 ...........................             135         149,513
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     (Ba3, BB)
     6.875% 04/01/03 ...........................              90          87,188
                                                                      ----------
                                                                         564,893
                                                                      ----------
   TOTAL CORPORATE BONDS
     (Cost $1,153,650) .........................                       1,192,718
                                                                      ----------

FOREIGN BONDS -- 1.7%
   Bank of Foreign Economic
     Affairs of the USSR
     (Vnesheconombank)
     (When Issued) (NR, NR)
     12.000% 12/31/16 ..........................             175         138,031
   Republic of Brazil Eligible
     Interest Bonds (B1, BB-)(DAGGER)
     6.875% 04/15/06 ...........................              99          91,884
   United Mexican States
     Global Bonds (Ba2, BB)
     11.375% 09/15/16 ..........................              95         110,438
                                                                      ----------
   TOTAL FOREIGN BONDS
     (Cost $308,895) ...........................                         340,353
                                                                      ----------

U.S. TREASURY OBLIGATIONS -- 2.9%
U.S. TREASURY BONDS -- 2.2%
     7.625% 02/15/25 ...........................             385         430,476
                                                                      ----------
U.S. TREASURY NOTES -- 0.7%
     6.625% 06/30/01 ...........................             140         142,079
                                                                      ----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $555,976) ...........................                         572,555
                                                                      ----------
                                                          PAR
                                                         (000)          VALUE
                                                       ---------     -----------
SHORT-TERM INVESTMENT -- 2.5%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.063% 09/02/97 .......................           $   500       $   500,000
                                                                     -----------
     TOTAL SHORT-TERM
        INVESTMENT
        (Cost $500,000) ....................                             500,000
                                                                     -----------
   TOTAL INVESTMENTS -- 99.4%
     (Cost $18,594,815) ....................                          19,695,461
                                                                     -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.6% ................                             114,657
                                                                     -----------
   NET ASSETS (Applicable to
     1,334,939 BEA Institutional
     Shares) -- 100.0% .....................                         $19,810,118
                                                                     ===========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($19,810,118 (DIVIDE) 1,334,939) ......                              $14.84
                                                                          ======
   * Cost for Federal income tax purposes at August 31, 1997 is $18,642,968. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ......................................    $1,094,096
        Gross Depreciation ......................................       (41,603)
                                                                     ----------
        Net Appreciation ........................................    $1,052,493
                                                                     ==========
(DAGGER) Variable  rate  obligations  --  The interest  shown is  the rate as of
     August 31, 1997.
(DAGGER)(DAGGER) Step Bond -- The interest rate as of August 31, 1997 is 0% and will reset to the interest rate shown at a future date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1997 and are unaudited.

                            INVESTMENT ABBREVIATIONS
GO ........................................................   General Obligation
RB ..............................................................   Revenue Bond
SOB ................................................... Special Obligations Bond

AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                     -----------
Capital Paid-In ...................................................  $18,494,590
Accumulated Net Investment Income .................................       44,855
Accumulated Net Realized Loss on
   Security and Foreign Exchange
   Transactions ...................................................      122,688
Net Unrealized Appreciation on
   Investments and Other ..........................................    1,147,985
--------------------------------------------------------------------------------
NET ASSETS ........................................................  $19,810,118
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997


                                                 BEA INTERNATIONAL    BEA EMERGING         BEA U.S.         BEA GLOBAL
                                                       EQUITY        MARKETS EQUITY      CORE EQUITY    TELECOMMUNICATIONS
                                                        FUND              FUND               FUND             FUND
                                                 -----------------   --------------      -----------    ------------------
INVESTMENT INCOME
   Dividends ....................................   $12,265,605       $ 2,461,481        $ 1,070,324        $  5,613
   Interest .....................................       834,054           176,582            188,382           1,596
   Foreign taxes withheld .......................      (678,732)         (146,354)                --            (412)
                                                    -----------       -----------        -----------        --------
     Total Investment Income ....................    12,420,927         2,491,709          1,258,706           6,797
                                                    -----------       -----------        -----------        --------
EXPENSES
   Investment advisory fees .....................     5,300,316         1,006,500            564,863           3,745
   Administration service fees ..................       993,809           150,975            112,973             187
   Administration fees ..........................       828,175           125,813             94,144             468
   Custodian fees ...............................       721,119           256,343             40,644           6,999
   Audit fees ...................................        71,322            12,351              8,151             100
   Miscellaneous fees ...........................        33,082             4,301              3,406           2,300
   Printing fees ................................        64,255             8,245                800             301
   Registration fees ............................        40,367            23,764             30,751          15,000
   Legal fees ...................................        47,067            11,706              1,365             100
   Transfer agent fees ..........................       123,149            20,517             21,466           1,299
   Insurance expense ............................        15,202             2,532              1,264              24
   Directors fees ...............................        17,222             2,425              1,197              24
   Organization expense .........................        10,636            10,636              5,194              --
   Distribution fees ............................           151                 9                 --             936
                                                    -----------       -----------        -----------        --------
                                                      8,265,872         1,636,117            886,218          31,483
   Less fees waived .............................      (573,192)         (139,290)          (133,067)        (25,304)
                                                    -----------       -----------        -----------        --------
     Total Expenses .............................     7,692,680         1,496,827            753,151           6,179
                                                    -----------       -----------        -----------        --------
Net Investment Income ...........................     4,728,247           994,882            505,555             618
                                                    -----------       -----------        -----------        --------
Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions:
   Net realized gain (loss) from:
     Security transactions ......................    91,138,043        12,541,045          7,781,617          30,391
     Foreign exchange transactions ..............    (4,418,656)         (305,042)                --            (785)
                                                    -----------       -----------        -----------        --------
                                                     86,719,387        12,236,003          7,781,617          29,606
                                                    -----------       -----------        -----------        --------
   Net unrealized appreciation (depreciation):
     Investments ................................     6,963,410        (5,156,348)        15,450,750          30,710
     Translation of assets and
        liabilities in foreign currencies .......      (131,643)          (13,728)                --              --
                                                    -----------       -----------        -----------        --------
                                                      6,831,767        (5,170,076)        15,450,750          30,710
                                                    -----------       -----------        -----------        --------
Net Gain On Investments And Foreign
   Currency Transactions ........................    93,551,154         7,065,927         23,232,367          60,316
                                                    -----------       -----------        -----------        --------
Net Increase In Net Assets Resulting
   From Operations ..............................   $98,279,401       $ 8,060,809        $23,737,922        $ 60,934
                                                    ===========       ===========        ===========        ========


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997


                                                   BEA U.S. CORE     BEA STRATEGIC
                                                   FIXED INCOME      GLOBAL FIXED         BEA HIGH       BEA MUNICIPAL
                                                       FUND           INCOME FUND        YIELD FUND        BOND FUND
                                                   ------------      ------------        -----------     -------------
INVESTMENT INCOME
   Dividends .....................................  $   148,961       $        --        $    32,930      $       --
   Interest ......................................    9,566,651         2,522,028          8,153,660       1,140,866
   Foreign taxes withheld ........................           --                --                 --              --
                                                    -----------       -----------        -----------      ----------
     Total Investment Income .....................    9,715,612         2,522,028          8,186,590       1,140,866
                                                    -----------       -----------        -----------      ----------
EXPENSES
   Investment advisory fees ......................      534,735           208,250            627,177         135,884
   Administration service fees ...................      213,894            62,475            134,395          29,118
   Administration fees ...........................      178,245            52,062            111,996          24,265
   Custodian fees ................................       60,987            38,411             39,552          19,026
   Audit fees ....................................       14,622             6,382             10,113           2,950
   Miscellaneous fees ............................       21,040               948             17,939           5,928
   Printing fees .................................       14,964               900              1,745             970
   Registration fees .............................       28,675            21,035             19,666          29,401
   Legal fees ....................................        5,133                --              9,628              --
   Transfer agent fees ...........................       25,879            10,870             22,233          10,315
   Insurance expense .............................        3,480               841              1,660             456
   Directors fees ................................        3,444               833              1,608             362
   Organization expense ..........................        4,125             5,395             10,636           7,413
   Distribution fees .............................           --                --                143              --
                                                    -----------       -----------        -----------      ----------
                                                      1,109,223           408,402          1,008,491         266,088
   Less fees waived ..............................     (396,243)          (96,027)          (381,171)        (71,968)
                                                    -----------       -----------        -----------      ----------
     Total Expenses ..............................      712,980           312,375            627,320         194,120
                                                    -----------       -----------        -----------      ----------
Net Investment Income ............................    9,002,632         2,209,653          7,559,270         946,746
                                                    -----------       -----------        -----------      ----------
Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions:
   Net realized gain (loss) from:
     Security transactions .......................    2,440,730         1,095,480           (640,994)        232,663
     Foreign exchange transactions ...............       81,202            67,593                 --              --
                                                    -----------       -----------        -----------      ----------
                                                      2,521,932         1,163,073           (640,994)        232,663
                                                    -----------       -----------        -----------      ----------
   Net unrealized appreciation (depreciation):
     Investments .................................    3,773,540        (1,121,939)         5,672,020         634,929
     Translation of assets and
        liabilities in foreign currencies ........        2,309          (497,420)                --              --
                                                    -----------       -----------        -----------      ----------
                                                      3,775,849        (1,619,359)         5,672,020         634,929
                                                    -----------       -----------        -----------      ----------
Net Gain (Loss) On Investments And Foreign
   Currency Transactions .........................    6,297,781          (456,286)         5,031,026         867,592
                                                    -----------       -----------        -----------      ----------
Net Increase In Net Assets Resulting
   From Operations ...............................  $15,300,413       $ 1,753,367        $12,590,296      $1,814,338
                                                    ===========       ===========        ===========      ==========

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                BEA INTERNATIONAL                BEA EMERGING MARKETS
                                                                   EQUITY FUND                      EQUITY FUND
                                                        --------------------------------  --------------------------------
                                                            FOR THE       FOR THE YEAR        FOR THE       FOR THE YEAR
                                                          YEAR ENDED          ENDED         YEAR ENDED          ENDED
                                                        AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1997  AUGUST 31, 1996
                                                        ---------------  ---------------  ---------------  ---------------
Decrease in net assets:
Operations:
   Net investment income ............................... $   4,728,247    $   6,274,654     $    994,882    $    806,634
   Net gain on investments and foreign
     currency transactions .............................    93,551,154       44,060,328        7,065,927       3,144,494
                                                         -------------    -------------     ------------    ------------
   Net increase in net assets
     resulting from operations .........................    98,279,401       50,334,982        8,060,809       3,951,128
                                                         -------------    -------------     ------------    ------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ..........................    (8,629,576)      (2,649,123)        (348,763)       (401,495)
     BEA Advisor shares ................................           (35)              --               (9)             --
Distributions to shareholders from net
   realized capital gains:
     BEA Institutional shares ..........................            --               --               --              --
     BEA Advisor shares ................................            --               --               --              --
                                                         -------------    -------------     ------------    ------------
Total distributions to shareholders ....................    (8,629,611)      (2,649,123)        (348,772)       (401,495)
                                                         -------------    -------------     ------------    ------------
Net capital share transactions .........................  (203,262,817)    (138,669,688)     (39,387,274)    (17,180,987)
                                                         -------------    -------------     ------------    ------------
Total decrease in net assets ...........................  (113,613,027)     (90,983,829)     (31,675,237)    (13,631,354)
Net Assets:
   Beginning of year ...................................   682,270,801      773,254,630      114,691,209     128,322,563
                                                         -------------    -------------     ------------    ------------
   End of year ......................................... $ 568,657,774    $ 682,270,801     $ 83,015,972    $114,691,209
                                                         =============    =============     ============    ============


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   BEA U.S. CORE                 BEA GLOBAL
                                                                   EQUITY FUND             TELECOMMUNICATIONS FUND
                                                         --------------------------------  -----------------------
                                                             FOR THE       FOR THE YEAR         FOR THE PERIOD
                                                           YEAR ENDED          ENDED          DECEMBER 4, 1996(1)
                                                         AUGUST 31, 1997  AUGUST 31, 1996     TO AUGUST 31, 1997
                                                         ---------------  ---------------     -------------------
Increase in net assets:
Operations:
   Net investment income ...............................   $   505,555      $   546,030           $       618
   Net gain on investments and foreign
     currency transactions .............................    23,232,367        5,368,162                60,316
                                                           -----------      -----------           -----------
   Net increase in net assets
     resulting from operations .........................    23,737,922        5,914,192                60,934
                                                           -----------      -----------           -----------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ..........................      (657,991)        (384,500)                   --
     BEA Advisor shares ................................            --               --                    --
Distributions to shareholders from net
  realized capital gains:
     BEA Institutional shares ..........................    (4,630,225)      (2,961,757)                   --
     BEA Advisor shares ................................            --               --                    --
                                                           -----------      -----------           -----------
Total distributions to shareholders ....................    (5,288,216)      (3,346,257)                   --
                                                           -----------      -----------           -----------
Net capital share transactions .........................     8,716,601       24,803,723               508,538
                                                           -----------      -----------           -----------
Total increase in net assets ...........................    27,166,307       27,371,658               569,472
Net Assets:
   Beginning of period .................................    59,015,434       31,643,776                    --
                                                           -----------      -----------           -----------
   End of period .......................................   $86,181,741      $59,015,434           $   569,472
                                                           ===========      ===========           ===========

(1) Commencement of Operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                               BEA U.S. CORE FIXED               BEA STRATEGIC GLOBAL
                                                                   INCOME FUND                   FIXED INCOME FUND
                                                        --------------------------------  --------------------------------
                                                            FOR THE       FOR THE YEAR        FOR THE       FOR THE YEAR
                                                          YEAR ENDED          ENDED         YEAR ENDED          ENDED
                                                        AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1997  AUGUST 31, 1996
                                                        ---------------  ---------------  ---------------  ---------------
Increase in net assets:
Operations:
   Net investment income ..............................   $  9,002,632     $  7,734,594      $ 2,209,653     $ 1,844,286
   Net gain (loss) on investments and foreign
     currency transactions ............................      6,297,781       (2,908,833)        (456,286)        737,649
                                                          ------------     ------------      -----------     -----------
   Net increase in net assets resulting
     from operations ..................................     15,300,413        4,825,761        1,753,367       2,581,935
                                                          ------------     ------------      -----------     -----------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares .........................     (8,690,856)      (7,217,136)      (1,800,833)     (2,322,498)
     BEA Advisor shares ...............................             --               --               --              --

Distributions to shareholders from net
   realized capital gains:
     BEA Institutional shares .........................     (1,019,928)      (1,598,598)        (772,491)       (267,603)
     BEA Advisor shares ...............................             --               --               --              --
                                                          ------------     ------------      -----------     -----------
Total distributions to shareholders ...................     (9,710,784)      (8,815,734)      (2,573,324)     (2,590,101)
                                                          ------------     ------------      -----------     -----------
Net capital share transactions ........................     53,032,678       23,336,409        6,757,858      18,790,839
                                                          ------------     ------------      -----------     -----------
Total increase in net assets ..........................     58,622,307       19,346,436        5,937,901      18,782,673
Net Assets:
   Beginning of year ..................................    118,596,275       99,249,839       38,347,500      19,564,827
                                                          ------------     ------------      -----------     -----------
   End of year ........................................   $177,218,582     $118,596,275      $44,285,401     $38,347,500
                                                          ============     ============      ===========     ===========


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                     BEA HIGH                       BEA MUNICIPAL
                                                                   YIELD FUND                        BOND FUND
                                                        --------------------------------  --------------------------------
                                                            FOR THE       FOR THE YEAR        FOR THE       FOR THE YEAR
                                                          YEAR ENDED          ENDED         YEAR ENDED          ENDED
                                                        AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1997  AUGUST 31, 1996
                                                        ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income ...............................   $ 7,559,270      $ 8,200,490       $  946,746    $  1,066,671
   Net gain (loss) on investments and foreign
     currency transactions .............................     5,031,026        2,062,819          867,592        (616,117)
                                                           -----------     ------------      -----------    ------------
   Net increase in net assets resulting
     from operations ...................................    12,590,296       10,263,309        1,814,338         450,554
                                                           -----------     ------------      -----------    ------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ..........................    (7,131,514)     (10,165,849)        (944,821)     (1,137,175)
     BEA Advisor shares ................................        (4,682)              --               --              --
Distributions to shareholders from net
  realized capital gains:
     BEA Institutional shares ..........................            --               --         (594,155)       (629,414)
     BEA Advisor shares ................................            --               --               --              --
                                                           -----------     ------------      -----------    ------------
Total distributions to shareholders ....................    (7,136,196)     (10,165,849)      (1,538,976)     (1,766,589)
                                                           -----------     ------------      -----------    ------------
Net capital share transactions .........................    11,414,154      (77,869,859)         (46,498)    (28,080,548)
                                                           -----------     ------------      -----------    ------------
Total increase (decrease) in net assets ................    16,868,254      (77,772,399)         228,864     (29,396,583)
Net Assets:
   Beginning of year ...................................    75,848,558      153,620,957       19,581,254      48,977,837
                                                           -----------     ------------      -----------    ------------
   End of year .........................................   $92,716,812     $ 75,848,558      $19,810,118    $ 19,581,254
                                                           ===========     ============      ===========    ============

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              BEA INTERNATIONAL EQUITY FUND
                                ----------------------------------------------------------------------------------------------------
                                                                                                   FOR THE            FOR THE
                                    FOR THE         FOR THE        FOR THE         FOR THE      PERIOD OCTOBER 1, PERIOD NOVEMBER 1,
                                  YEAR  ENDED     YEAR  ENDED     YEAR ENDED      YEAR ENDED        1992* TO            1996* TO
                                AUGUST 31, 1997 AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1994  AUGUST 31, 1993    AUGUST 31, 1997
                                --------------- --------------- --------------- --------------- ----------------- ------------------
                                 INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL        ADVISOR
                                --------------- --------------- --------------- --------------- ----------------- ------------------
Net asset value,
   beginning of period ......... $      19.41    $      18.24     $      20.73    $      18.73     $      15.00       $  19.67
                                 ------------    ------------     ------------    ------------     ------------       --------
   Income from investment
     operations
     Net investment
       income ..................         0.18            0.19             0.06            0.05             0.04           0.36
     Net gain (loss) on securities
       (both realized and
       unrealized) .............         2.89            1.05            (1.75)           2.60             3.69           2.40
                                 ------------    ------------     ------------    ------------     ------------       --------
     Total from investment
       operations ..............         3.07            1.24            (1.69)           2.65             3.73           2.76
                                 ------------    ------------     ------------    ------------     ------------       --------
   Less Distributions
     Dividends from net
       investment income .......        (0.26)          (0.07)              --           (0.05)              --          (0.26)
     Distributions from
       capital gains ...........           --              --            (0.80)          (0.60)              --             --
                                 ------------    ------------     ------------    ------------     ------------       --------
     Total distributions .......        (0.26)          (0.07)           (0.80)          (0.65)              --          (0.26)
                                 ------------    ------------     ------------    ------------     ------------       --------
Net asset value,
   end of period ............... $      22.22    $      19.41     $      18.24    $      20.73     $      18.73       $  22.17
                                 ============    ============     ============    ============     ============       ========
Total return ...................       15.93%         6.81%(d)       (8.06)%(d)       14.23%(d)     24.87%(c)(d)      14.14%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ........... $568,510,409    $682,270,801     $773,254,630    $767,189,791     $268,403,524       $147,365
     Ratio of expenses to
       average net assets ......      1.16%(a)        1.19%(a)         1.25%(a)        1.25%(a)      1.25%(a)(b)    1.43%(a)(b)
     Ratio of net investment
       income to average
       net assets ..............        0.71%           0.84%            0.35%           0.33%          0.41%(b)       1.15%(b)
     Fund turnover rate ........         126%             86%              78%            104%           106%(c)          126%
     Average commission rate(e).      $0.0039         $0.0007              N/A             N/A             N/A         $0.0039

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Institutional Class would have been 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1997, 1996, 1995 and 1994, respectively, and 1.46% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Advisor Class would have been 1.53% annualized for the period ended August 31, 1997.
(b)  Annualized.
(c)  Not Annualized.
(d)  Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              BEA EMERGING MARKETS EQUITY FUND
                                ----------------------------------------------------------------------------------------------------
                                                                                                     FOR THE        FOR THE PERIOD
                                    FOR THE         FOR THE        FOR THE         FOR THE      PERIOD FEBRUARY 1,     NOVEMBER 1,
                                  YEAR  ENDED     YEAR  ENDED     YEAR ENDED      YEAR ENDED        1993* TO            1996* TO
                                AUGUST 31, 1997 AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1994  AUGUST 31, 1993    AUGUST 31, 1997
                                --------------- --------------- --------------- --------------- ----------------- ------------------
                                 INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL        ADVISOR
                                --------------- --------------- --------------- --------------- ----------------- ------------------
Net asset value,
   beginning of period .......... $     18.20    $      17.67     $      24.58    $      18.38      $     15.00         $18.08
                                  -----------    ------------     ------------    ------------      -----------         ------
   Income from investment
     operations
     Net investment
       income (loss) ............        0.21            0.10             0.02           (0.03)            0.02           0.18
     Net gain (loss) on securities
       (both realized and
       unrealized) ..............        1.30            0.48            (5.94)           6.64             3.36           1.40
                                  -----------    ------------     ------------    ------------      -----------         ------
     Total from investment
       operations ...............        1.51            0.58            (5.92)           6.61             3.38           1.58
                                  -----------    ------------     ------------    ------------      -----------         ------
   Less Distributions
     Dividends from net
       investment income ........       (0.07)          (0.05)           (0.07)          (0.09)              --          (0.06)
     Distributions from
       capital gains ............          --            0.00            (0.92)          (0.32)              --             --
                                  -----------    ------------     ------------    ------------      -----------         ------
     Total distributions ........       (0.07)          (0.05)           (0.99)          (0.41)              --          (0.06)
                                  -----------    ------------     ------------    ------------      -----------         ------
Net asset value,
   end of period ................ $     19.64    $      18.20     $      17.67    $      24.58      $     18.38         $19.60
                                  ===========    ============     ============    ============      ===========         ======
Total return ....................       8.31%         3.33%(d)      (24.42)%(d)       35.99%(d)     22.53%(c)(d)       8.76%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ............ $83,012,386    $114,691,209     $128,322,563    $140,675,379      $21,988,062         $3,586
     Ratio of expenses to
       average net assets .......     1.49%(a)        1.49%(a)         1.50%(a)        1.50%(a)      1.50%(a)(b)    1.75%(a)(b)
     Ratio of net investment
       income (loss)
       to average net assets ....       0.99%           0.63%            0.02%         (0.02)%          0.28%(b)       0.88%(b)
     Fund turnover rate .........        147%             79%              79%             54%            38%(c)          147%
     Average commission rate(e) .     $0.0004         $0.0005              N/A             N/A             N/A         $0.0004

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Emerging Markets Institutional Class would have been 1.63%, 1.62%, 1.61% and 2.01% for the years ended August 31, 1997, 1996, 1995 and 1994, respectively, and 3.23% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Emerging Markets Advisor Class would have been 1.92% annualized for the period ended August 31, 1997.
(b)  Annualized.
(c)  Not Annualized.
(d)  Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             BEA GLOBAL
                                             BEA U.S. CORE EQUITY FUND                TELECOMMUNICATIONS FUND
                                         ---------------------------------  -------------------------------------------
                                             FOR THE           FOR THE         FOR THE PERIOD         FOR THE PERIOD
                                           YEAR ENDED        YEAR ENDED     SEPTEMBER 1, 1994* TO  DECEMBER 4, 1996* TO
                                         AUGUST 31, 1997   AUGUST 31, 1996     AUGUST 31, 1995        AUGUST 31, 1997
                                         ---------------   ---------------  ---------------------  --------------------
                                          INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL             ADVISOR
                                         ---------------   ---------------  ---------------------  --------------------
Net asset value,
   beginning of period ................   $     19.05         $     17.86        $     15.00             $  15.00
                                          -----------         -----------        -----------             --------
   Income from investment
     operations
     Net investment income ............          0.14                0.20               0.22                 0.02
     Net gain on securities
       (both realized and
       unrealized) ....................          6.82                2.81               2.72                 2.28
                                          -----------         -----------        -----------             --------
     Total from investment
       operations .....................          6.96                3.01               2.94                 2.30
                                          -----------         -----------        -----------             --------
   Less Distributions
     Dividends from net investment
       income .........................         (0.20)              (0.21)             (0.08)                  --
     Distributions from
       capital gains ..................         (1.41)              (1.61)                --                   --
                                          -----------         -----------        -----------             --------
     Total distributions ..............         (1.61)              (1.82)             (0.08)                  --
                                          -----------         -----------        -----------             --------
Net asset value,
   end of period ......................   $     24.40         $     19.05        $     17.86             $  17.30
                                          ===========         ===========        ===========             ========
Total return ..........................        38.32%              17.59%             19.75%             15.33%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ..................   $86,181,741         $59,015,434        $31,643,776             $569,472
     Ratio of expenses to
       average net assets .............       1.00%(a)            1.00%(a)           1.00%(a)          1.65%(a)(b)
     Ratio of net investment
       income to average
       net assets .....................         0.67%               1.25%              1.59%              0.16%(b)
     Fund turnover rate ...............           93%                127%               123%                43%(c)
     Average commission rate(d) .......       $0.0592             $0.0614                N/A              $0.0035

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund Institutional Class would have been 1.18%, 1.34% and 1.51% for the years ended August 31, 1997, 1996 and 1995. Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Global Telecommunications Fund Advisor Class would have been 8.38% annualized for the period ended August 31, 1997.
(b)  Annualized.
(c)  Not annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                BEA U.S. CORE FIXED INCOME FUND
                                          ---------------------------------------------------------------------------
                                              FOR THE             FOR THE            FOR THE        FOR THE PERIOD
                                            YEAR ENDED          YEAR ENDED         YEAR ENDED      APRIL 1, 1994* TO
                                          AUGUST 31, 1997     AUGUST 31, 1996    AUGUST 31, 1995    AUGUST 31, 1994
                                          ---------------     ---------------    ---------------   ------------------
                                           INSTITUTIONAL       INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                          ---------------     ---------------    ---------------   ------------------
Net asset value,
   beginning of period ..................  $      15.06        $      15.42        $     14.77         $     15.00
                                           ------------        ------------        -----------         -----------
   Income from investment
     operations
     Net investment income ..............          0.92                0.95               0.88                0.42
     Net gain (loss) on securities
       (both realized and
       unrealized) ......................          0.76               (0.16)              0.61               (0.40)
                                           ------------        ------------        -----------         -----------
     Total from investment
       operations .......................          1.68                0.79               1.49                0.02
                                           ------------        ------------        -----------         -----------
   Less Distributions
     Dividends from net
       investment income ................         (0.97)              (0.93)             (0.84)              (0.25)
     Distributions from
       capital gains ....................         (0.12)              (0.22)                --                  --
                                           ------------        ------------        -----------         -----------
     Total distributions ................         (1.09)              (1.15)             (0.84)              (0.25)
                                           ------------        ------------        -----------         -----------
Net asset value,
   end of period ........................  $      15.65        $      15.06        $     15.42         $     14.77
                                           ============        ============        ===========         ===========
     Total return .......................        11.53%             5.23%(c)            10.60%             0.17%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ....................  $177,218,582        $118,596,275        $99,249,839         $30,015,818
     Ratio of expenses to
       average net assets ...............       0.50%(a)         0.50%(a)(b)           0.50%(a)         0.50%(a)(b)
     Ratio of net investment
       income (loss)
       to average net assets ............         6.31%             6.43%(b)             6.47%             6.04%(b)
     Fund turnover rate .................        372%(c)             201%(c)              304%              186%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund Institutional Class would have been .78%, .78% and .84% for the years ended August 31, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of operations.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          BEA STRATEGIC GLOBAL FIXED INCOME FUND
                                          --------------------------------------------------------------------------
                                              FOR THE             FOR THE            FOR THE        FOR THE PERIOD
                                            YEAR ENDED          YEAR ENDED         YEAR ENDED      JUNE 28, 1994* TO
                                          AUGUST 31, 1997     AUGUST 31, 1996    AUGUST 31, 1995    AUGUST 31, 1994
                                          ---------------     ---------------    ---------------   -----------------
                                           INSTITUTIONAL       INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                          ---------------     ---------------    ---------------   -----------------
Net asset value,
   beginning of period ..................   $     15.75         $     15.67        $     15.00         $    15.00
                                            -----------         -----------        -----------         ----------
   Income from investment
     operations
     Net investment income ..............          0.85                0.87               1.06               0.15
     Net gains (losses) on securities
       (both realized and
       unrealized) ......................         (0.16)               0.58               0.49              (0.15)
                                            -----------         -----------        -----------         ----------
     Total from investment
       operations .......................          0.69                1.45               1.55                 --
                                            -----------         -----------        -----------         ----------
   Less Distributions
     Dividends from net
       investment income ................         (0.71)              (1.22)             (0.88)                --
     Distributions from
       capital gains ....................         (0.32)              (0.15)                --                 --
                                            -----------         -----------        -----------         ----------
     Total distributions ................         (1.03)              (1.37)             (0.88)                --
                                            -----------         -----------        -----------         ----------
Net asset value,
   end of period ........................   $     15.41         $     15.75        $     15.67         $    15.00
                                            ===========         ===========        ===========         ==========
Total return ............................         4.48%               9.65%             10.72%            0.00%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ....................   $44,285,401         $38,347,500        $19,564,827         $6,300,360
     Ratio of expenses to
       average net assets ...............       0.75%(a)            0.75%(a)           0.75%(a)        0.75%(a)(b)
     Ratio of net investment
       income (loss) to
       average net assets ...............         5.31%               7.37%              7.26%            5.64%(b)
     Fund turnover rate .................           98%                 87%                91%               0%(c)

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Strategic Global Fixed Income Fund Institutional Class would have been 0.98%, 1.07%, and 1.29% for the years ended August 31, 1997, 1996, and 1995, respectively and 1.92% annualized for the period ended August 31, 1994.
(b)  Annualized.
(c)  Not  annualized.
*    Commencement  of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    BEA HIGH YIELD FUND
                                ----------------------------------------------------------------------------------------------------
                                                                                                     FOR THE        FOR THE PERIOD
                                    FOR THE         FOR THE        FOR THE         FOR THE      PERIOD MARCH 31,      NOVEMBER 1,
                                  YEAR  ENDED     YEAR  ENDED     YEAR ENDED      YEAR ENDED        1993* TO            1996* TO
                                AUGUST 31, 1997 AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1994  AUGUST 31, 1993    AUGUST 31, 1997
                                --------------- --------------- --------------- --------------- ----------------- ------------------
                                 INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL        ADVISOR
                                --------------- --------------- --------------- --------------- ----------------- ------------------
Net asset value,
   beginning of period .........  $     16.09     $     15.72     $      15.94    $      16.94      $     15.00        $ 16.21
                                  -----------     -----------     ------------    ------------      -----------        -------
   Income from investment
     operations
     Net investment income .....         1.37            1.47             1.42            1.20             0.52           0.93
     Net gains (losses) on securities
       (both realized and
       unrealized) .............         0.96            0.40            (0.30)          (0.77)            1.42           0.87
                                  -----------    ------------     ------------    ------------      -----------         ------
     Total from investment
       operations ..............         2.33            1.87             1.12            0.43             1.94           1.80
                                  -----------    ------------     ------------    ------------      -----------         ------
   Less Distributions
     Dividends from net
       investment income .......        (1.34)          (1.50)           (1.34)          (1.43)              --          (0.93)
     Distributions from
       capital gains ...........           --              --               --              --               --             --
                                  -----------    ------------     ------------    ------------      -----------         ------
     Total distributions .......        (1.34)          (1.50)           (1.34)          (1.43)              --          (0.93)
                                  -----------    ------------     ------------    ------------      -----------         ------
Net asset value,
   end of period ...............  $     17.08    $      16.09     $      15.72    $      15.94      $     16.94        $ 17.08
                                  ===========    ============     ============    ============      ===========         ======
Total return ...................       15.17%          12.42%          7.79%(d)        2.24%(d)     12.93%(c)(d)      11.49%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ...........  $92,630,437     $75,848,558     $153,620,957    $143,517,472      $98,356,591        $86,375
                                  -----------     -----------     ------------    ------------      -----------        -------
     Ratio of expenses to
       average net assets ......      0.70%(a)        0.88%(a)         1.00%(a)        1.00%(a)      1.00%(a)(b)    0.96%(a)(b)
     Ratio of net investment
       income (loss) to average
       net assets ..............        8.44%           8.92%            9.37%           7.73%          7.56%(b)       8.13%(b)
     Fund turnover rate ........          84%            143%              70%            121%            72%(c)         84%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Institutional Class would have been 1.13%, 1.11%, 1.08%, and 1.13% for the years ended August 31, 1997, 1996, 1995, and 1994, respectively and 1.17% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Advisor Class would have been 1.47% annualized for the period ended August 31, 1997.
(b)  Annualized.
(c)  Not annualized.
(d)  Redemption fees not reflected in total return
*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              BEA MUNICIPAL BOND FUND
                                         ---------------------------------------------------------------------------
                                             FOR THE             FOR THE             FOR THE        FOR THE PERIOD
                                           YEAR ENDED          YEAR ENDED          YEAR ENDED      JUNE 20, 1994* TO
                                         AUGUST 31, 1997     AUGUST 31, 1996     AUGUST 31, 1995    AUGUST 31, 1994
                                         ---------------     ---------------     ---------------   -----------------
                                          INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL      INSTITUTIONAL
                                         ---------------     ---------------     ---------------   -----------------
Net asset value,
   beginning of period ..................   $     14.65         $     15.46        $     15.06         $     15.00
                                            -----------         -----------        -----------         -----------
   Income from investment
     operations
     Net investment income ..............          0.72                0.73               0.71                0.09
     Net gains (losses) on securities
       (both realized and
       unrealized) ......................          0.65               (0.37)              0.50               (0.03)
                                            -----------         -----------        -----------         -----------
     Total from investment
       operations .......................          1.37                0.36               1.21                0.06
                                            -----------         -----------        -----------         -----------
   Less Distributions
     Dividends from net
       investment income ................         (0.72)              (0.74)             (0.76)                 --
     Distributions from
       capital gains ....................         (0.46)              (0.43)             (0.05)                 --
                                            -----------         -----------        -----------         -----------
     Total distributions ................         (1.18)              (1.17)             (0.81)                 --
                                            -----------         -----------        -----------         -----------
Net asset value,
   end of period ........................   $     14.84         $     14.65        $     15.46         $     15.06
                                            ===========         ===========        ===========         ===========
Total return ............................         9.74%               2.27%              8.42%             0.40%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ....................   $19,810,118         $19,581,254        $48,977,837         $42,309,936
     Ratio of expenses to
       average net assets ...............       1.00%(a)            1.00%(a)           1.00%(a)         1.00%(a)(b)
     Ratio of net investment
       income (loss) to
       average net assets ...............         4.88%               4.62%              4.76%             3.27%(b)
     Fund turnover rate .................           43%                 34%                25%                9%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Municipal Bond Fund Institutional Class would have been 1.37%, 1.42%, and 1.19% for the years ended August 31, 1997, 1996, and 1995 respectively, and 1.34% annualized for the period ended August 31, 1994.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has nineteen investment Portfolios, eight of which are included in these financial statements.

     The Fund has authorized capital of thirty billion shares of common stock of which 13.67 billion are currently classified into seventy-nine classes. Each class represents an interest in one of twenty investment portfolios of RBB. The classes have been grouped into sixteen separate "families," nine of which have begun investment operations. The BEA Family represents interests in eight Funds which are covered by this report.

              A) SECURITY VALUATION -- Fund securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, Fund securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each Fund qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the eight Funds described herein.

     For its advisory services, BEA is entitled to receive the following fees, computed daily and payable quarterly on a Fund's average daily net assets:

                 FUND                                   ANNUAL RATE
  --------------------------------------      ---------------------------------
  BEA International Equity Fund               0.80% of average daily net assets
  BEA Emerging Markets Equity Fund            1.00% of average daily net assets
  BEA U.S. Core Equity Fund                   0.75% of average daily net assets
  BEA Global Telecommunications Fund          1.00% of average daily net assets
  BEA U.S. Core Fixed Income Fund             0.375% of average daily net assets
  BEA Strategic Global Fixed Income Fund      0.50% of average daily net assets
  BEA High Yield Fund                         0.70% of average daily net assets
  BEA Municipal Bond Fund                     0.70% of average daily net assets

     BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1997, advisory fees and waivers for each of the eight investment Funds were as follows:

                                                           GROSS                                 NET
                                                       ADVISORY FEE          WAIVER         ADVISORY FEE
                                                       ------------         ---------       ------------
     BEA International Equity Fund                     $5,300,316           $      --        $5,300,316
     BEA Emerging Markets Equity Fund                   1,006,500            (18,498)           988,002
     BEA U.S. Core Equity Fund                            564,863            (27,626)           537,237
     BEA Global Telecommunications Fund                     3,745             (3,745)                 --
     BEA U.S. Core Fixed Income Fund                      534,735           (177,539)           357,196
     BEA Global Fixed Income Fund                         208,250            (27,305)           180,945
     BEA High Yield Fund                                  627,177           (233,336)           393,841
     BEA Municipal Bond Fund                              135,884            (44,791)            91,093

     Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street Bank and Trust Company, serves as each Fund's transfer and dividend disbursing agent.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for each of the eight Funds. PFPC's administration fee is computed daily and payable quarterly at an annual rate of .125% of each Fund's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1997, administration fees for each of the eight investment Funds were as follows:

                                                           GROSS                                   NET
                                                    ADMINISTRATION FEE       WAIVER        ADMINISTRATION FEE
                                                    ------------------      ---------      ------------------
     BEA International Equity Fund                       $828,175           $(43,161)          $785,014
     BEA Emerging Markets Equity Fund                     125,813                (12)           125,801
     BEA U.S. Core Equity Fund                             94,144                 --             94,144
     BEA Global Telecommunications Fund                       468               (468)                --
     BEA U.S. Core Fixed Income Fund                      178,245            (19,068)           159,177
     BEA Global Fixed Income Fund                          52,062            (10,412)            41,650
     BEA High Yield Fund                                  111,996            (22,399)            89,597
     BEA Municipal Bond Fund                               24,265                 --             24,265

     Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Counsellors Securities Inc., serves as administrative services agent. An administrative service fee is computed daily and payable quarterly at an annual rate of .15% of each Fund's average daily net assets.

     The BEA International Equity Fund, BEA Emerging Markets Fund, BEA Global Telecommunications Fund, and the BEA High Yield Fund have each entered into Distribution Agreements with Counsellors Securities pursuant to their Distribution Plans under Rule 12b-1 of the 1940 Act. In consideration for Services, the Distribution agreement provides that the Funds will each pay Counsellors Securities a fee calculated at an annual rate of .25% of the average daily net assets of the Advisor Shares of the Funds.

     Expenses include legal fees paid to counsel to the Company, a partner of which is secretary of the Company.

     Expenses include Administrative and 12b-1 fees paid to Counsellors whose secretary is also a director of the Company.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 1997, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                       INVESTMENT SECURITIES        U.S. GOVERNMENT OBLIGATIONS
                                                   ----------------------------    -----------------------------
                                                     PURCHASES        SALES          PURCHASES         SALES
                                                   ------------  --------------    ------------     ------------
     BEA International Equity Fund                 $802,279,083  $1,030,447,335    $         --     $         --
     BEA Emerging Markets Equity Fund               142,182,573     184,242,518              --               --
     BEA U.S. Core Equity Fund                       70,288,760      66,974,758              --               --
     BEA Global Telecommunications Fund                 691,678         209,286              --               --
     BEA U.S. Core Fixed Income Fund                141,304,540      87,797,733     430,864,981      411,909,684
     BEA Strategic Global Fixed Income Fund          28,275,640      23,047,678      15,181,366       10,784,544
     BEA High Yield Fund                             78,371,533      67,760,600              --               --
     BEA Municipal Bond Fund                          7,016,087       6,415,426       1,080,449        1,787,884

     For the year ended August 31, 1997, purchases include $22,558,250 and $5,525 of investment securities received from shareholders in exchange for 1,462,838 shares and 268 shares sold by BEA U.S. Core Fixed Income Fund and BEA U.S. Core Equity Fund, respectively. For the year ended August 31, 1997, sales include $11,242,494 of investment securities delivered to shareholders in exchange for 624,236 shares redeemed by the BEA Emerging Markets Equity Fund. This resulted in a gain of $29,738 for the BEA Emerging Markets Equity Fund.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                              BEA INTERNATIONAL EQUITY FUND
                                 -------------------------------------------------------------------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED       FOR THE PERIOD NOVEMBER 1, 1996*
                                       AUGUST 31, 1997               AUGUST 31, 1996           THROUGH AUGUST 31, 1997
                                 ---------------------------   ---------------------------  --------------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL                      ADVISOR
                                 ---------------------------   ---------------------------  --------------------------------
                                    SHARES          VALUE         SHARES          VALUE         SHARES              VALUE
                                 -----------   -------------   -----------   -------------  --------------         --------
Shares sold                        2,106,657   $  43,959,322     8,492,355   $ 158,914,042           7,020         $142,126
Shares issued in reinvestment
   of dividends                      407,411       8,213,395       137,894       2,523,456               2               33
Shares repurchased, net of
   redemption fees               (12,069,824)   (255,570,149)  (15,886,499)   (300,107,186)           (375)          (7,544)
                                 -----------   -------------   -----------   -------------     -----------         --------
Net increase (decrease)           (9,555,756)  $(203,397,432)   (7,256,250)  $(138,669,688)          6,647         $134,615
                                 ===========   =============   ===========   =============     ===========         ========
BEA Shares Authorized            500,000,000                   500,000,000                     100,000,000
                                 ===========                   ===========                     ===========

                                                              BEA EMERGING MARKETS EQUITY FUND
                                 -------------------------------------------------------------------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED       FOR THE PERIOD NOVEMBER 1, 1996*
                                       AUGUST 31, 1997               AUGUST 31, 1996           THROUGH AUGUST 31, 1997
                                 ---------------------------   ---------------------------  --------------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL                      ADVISOR
                                 ---------------------------   ---------------------------  --------------------------------
                                    SHARES          VALUE         SHARES          VALUE         SHARES              VALUE
                                 -----------   -------------   -----------   -------------  --------------         --------
Shares sold                          300,734    $  6,118,794     1,930,842    $ 33,432,364             580         $ 6,252
Shares issued in reinvestment
   of dividends                       11,536         216,755        19,043         323,156              --               9
Shares repurchased, net of
   redemption fees                (2,385,604)    (45,726,259)   (2,909,721)    (50,936,507)           (397)         (2,825)
                                 -----------    ------------   -----------    ------------     -----------         --------
Net increase (decrease)           (2,073,334)   $(39,390,710)     (959,836)   $(17,180,987)            183         $ 3,436
                                 ===========    ============   ===========    ============     ===========         ========
BEA Shares Authorized            500,000,000                   500,000,000                     100,000,000
                                 ===========                   ===========                     ===========

                                                                                                       BEA GLOBAL
                                                 BEA U.S. CORE EQUITY FUND                       TELECOMMUNICATIONS FUND
                                 ---------------------------------------------------------  --------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED       FOR THE PERIOD DECEMBER 4, 1996*
                                       AUGUST 31, 1997               AUGUST 31, 1996           THROUGH AUGUST 31, 1997
                                 ---------------------------   ---------------------------  --------------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL                      ADVISOR
                                 ---------------------------   ---------------------------  --------------------------------
                                    SHARES          VALUE         SHARES          VALUE         SHARES              VALUE
                                 -----------   -------------   -----------   -------------  --------------         --------
Shares sold                          629,948   $ 13,787,909      1,435,791     $27,128,776          35,439         $550,787
Shares issued in reinvestment
   of dividends                      247,726      4,994,154        188,415       3,346,258              --               --
Shares repurchased, net of
   redemption fees                  (443,835)   (10,065,462)      (298,285)     (5,671,311)         (2,513)         (42,249)
                                  ----------   -------------    ----------     -----------     -----------         --------
Net increase                         433,839   $  8,716,601      1,325,921     $24,803,723          32,926         $508,538
                                  ==========   =============    ==========     ===========     ===========         ========
BEA Shares Authorized             50,000,000                    50,000,000                     100,000,000
                                  ==========                    ==========                     ===========

*Commencement of operations.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 4. CAPITAL SHARES (CONTINUED)

                                             BEA U.S. CORE FIXED INCOME FUND
                                 ---------------------------------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                       AUGUST 31, 1997               AUGUST 31, 1996
                                 ---------------------------   ---------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL
                                 ---------------------------   ---------------------------
                                   SHARES          VALUE         SHARES          VALUE
                                 ----------     ------------   ----------     ------------
Shares sold                       3,766,118     $ 57,992,720    4,441,435     $ 68,996,273
Shares issued in reinvestment
   of dividends                     635,289        9,648,554      576,935        8,756,243
Shares repurchased, net of
   redemption fees                 (953,578)     (14,608,596)  (3,583,115)     (54,416,107)
                                 ----------     ------------   ----------     ------------
Net increase                      3,447,829     $ 53,032,678    1,435,255     $ 23,336,409
                                 ==========     ============   ==========     ============
BEA Shares Authorized            50,000,000                    50,000,000
                                 ==========                    ==========

                                           BEA STRATEGIC GLOBAL FIXED INCOME FUND
                                 ---------------------------------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                       AUGUST 31, 1997               AUGUST 31, 1996
                                 ---------------------------   ---------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL
                                 ---------------------------   ---------------------------
                                   SHARES          VALUE         SHARES          VALUE
                                 ----------     ------------   ----------     ------------
Shares sold                         583,542      $ 9,015,150    1,105,942      $17,551,485
Shares issued in reinvestment
   of dividends                     155,630        2,420,275      162,519        2,519,968
Shares repurchased, net of
   redemption fees                 (300,343)      (4,677,567)     (81,878)      (1,280,614)
                                 ----------      -----------   ----------      -----------
Net increase                        438,829      $ 6,757,858    1,186,583      $18,790,839
                                 ==========      ===========   ==========      ===========
BEA Shares Authorized            50,000,000                    50,000,000
                                 ==========                    ==========

                                                                BEA HIGH YIELD FUND
                                 -------------------------------------------------------------------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED       FOR THE PERIOD NOVEMBER 1, 1996*
                                       AUGUST 31, 1997               AUGUST 31, 1996           THROUGH AUGUST 31, 1997
                                 ---------------------------   ---------------------------  --------------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL                      ADVISOR
                                 ---------------------------   ---------------------------  --------------------------------
                                    SHARES          VALUE         SHARES          VALUE         SHARES              VALUE
                                 -----------   -------------   -----------   -------------  --------------         --------
Shares sold                        1,921,993    $ 31,537,039     3,372,093   $  54,558,056           5,206          $85,650
Shares issued in reinvestment
   of dividends                      425,311       6,905,890       629,920       9,902,559               9              148
Shares repurchased, net of
   redemption fees                (1,638,080)    (27,112,004)   (9,062,440)   (142,330,474)           (158)          (2,569)
                                 -----------    ------------   -----------    ------------     -----------          -------
Net increase (decrease)              709,224    $ 11,330,925    (5,060,427)  $ (77,869,859)          5,057          $83,229
                                 ===========    ============   ===========    ============     ===========          =======
BEA Shares Authorized            500,000,000                   500,000,000                     100,000,000
                                 ===========                   ===========                     ===========

*Commencement of operations.


                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 4. CAPITAL SHARES (CONTINUED)

                                                 BEA MUNICIPAL BOND FUND
                                 ---------------------------------------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                       AUGUST 31, 1997               AUGUST 31, 1996
                                 ---------------------------   ---------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL
                                 ---------------------------   ---------------------------
                                   SHARES          VALUE         SHARES          VALUE
                                 ----------     ------------   ----------     ------------
Shares sold                           7,719      $   111,603      315,445    $   4,700,422
Shares issued in reinvestment
   of dividends                     101,853        1,488,998      109,160        1,656,622
Shares repurchased, net of
   redemption fees                 (111,453)      (1,647,099)  (2,256,456)     (34,437,592)
                                 ----------      -----------   ----------     ------------
Net increase (decrease)              (1,881)     $   (46,498)  (1,831,851)    $(28,080,548)
                                 ==========      ===========   ==========     ============
BEA Shares Authorized            50,000,000                    50,000,000
                                 ==========                    ==========

     On August 31, 1997, five shareholders held approximately 30% of the outstanding shares of the BEA International Equity Institutional Class, three shareholders held approximately 85% of the outstanding shares of the BEA Emerging Markets Institutional Class, five shareholders held approximately 82% of the outstanding shares of the BEA U.S. Core Equity Institutional Class, four shareholders held approximately 81% of the outstanding shares of the BEA Global Telecommunications Advisor Class, seven shareholders held approximately 68% of the outstanding shares of the BEA U.S. Core Fixed Income Institutional Class, four shareholders held 88% of the outstanding shares of the BEA Global Strategic Fixed Income Institutional Class, five shareholders held 52% of the outstanding shares of the BEA High Yield Institutional Class, and three shareholders held 59% of the outstanding shares of the BEA Municipal Bond Institutional Class.

NOTE 5. RESTRICTED SECURITIES

     Certain of the BEA International Equity Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of August 31, 1997, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                                 NUMBER OF      ACQUISITION     08/31/97     PERCENTAGE OF     SECURITY       VALUE PER
                                  SHARES           DATE        FAIR VALUE     NET ASSETS         COST           UNIT
                                 ---------      -----------    ----------    -------------    ----------      ---------
Sodigas Pampeana                  558,962         1/14/93      $  844,809         0.1%        $  566,038        $1.511
Sodigas del Sur                   403,923         1/14/93         745,416         0.1%           384,038         1.845
Geotek Communications, Inc.           600         5/26/95       2,928,947         0.5%         6,000,000         4.882
                                                               ----------                     ----------
                                                               $4,519,172                     $6,950,076
                                                               ==========                     ==========

NOTE 6. CAPITAL LOSS CARRYOVER

     At August 31, 1997, Capital loss carryovers were available to offset future realized gains as follows: $9,917,959 in the Emerging Markets Equity Fund which expires in 2004 and $16,868,912 in the BEA High Yield Fund of which $8,528,142 expires in 2001, $4,986,021 expires in 2003, and $3,354,749 expires in 2005.

NOTE 7. FORWARD FOREIGN CURRENCY CONTRACTS

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 7. FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's policy is to include this portion of realized and unrealized gains and losses on investments that results from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's Fund Securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended August 31, 1997, the BEA Strategic Global Fixed Income Fund entered into forward foreign currency contracts.

     The BEA Strategic Global Fixed Income Fund's open Forward Foreign Currency Contracts at August 31, 1997 were as follows:

                                                    FOREIGN                                          UNREALIZED
        FORWARD CURRENCY         EXPIRATION        CURRENCY        CONTRACT        CONTRACT       FOREIGN EXCHANGE
           CONTRACT                 DATE          TO BE SOLD        AMOUNT           VALUE           GAIN/(LOSS)
     ---------------------       ----------     -------------     -----------     -----------     ----------------
     Australian Dollars           09/17/97      $  1,371,888      $ 1,042,086     $ 1,007,652         $ 34,434
     German Deutschemarks         09/17/97         1,854,680        1,000,000       1,028,994          (28,994)
     German Deutschemarks         09/19/97         1,802,400        1,000,000       1,000,122             (122)
     German Deutschemarks         09/17/97         4,000,000        2,226,400       2,219,239            7,161
     Great Britain Pounds         09/17/97           855,713        1,397,379       1,385,733           11,646
     Italian Lira                 09/17/97       988,535,890          580,911         559,539           21,372
     Japanese Yen                 12/12/97        89,242,500          750,000         750,220             (220)
     Netherlands Guilder          09/17/97         2,504,000        1,299,429       1,233,364           66,065
     New Zealand Dollars          09/17/97         1,605,587        1,046,843       1,025,810           21,033
     Swedish Krona                09/17/97         1,866,174          240,797         237,307            3,490
                                                                  -----------     -----------         --------
                                                                  $10,583,845     $10,447,980         $135,865
                                                                  ===========     ===========         ========

                                                   FOREIGN                                          UNREALIZED
        FORWARD CURRENCY         EXPIRATION       CURRENCY         CONTRACT        CONTRACT       FOREIGN EXCHANGE
           CONTRACT                 DATE       TO BE PURCHASED      AMOUNT           VALUE           GAIN/(LOSS)
     ---------------------       ----------    ---------------    -----------     -----------     ----------------
     Australian Dollars           09/17/97      $    837,466       $  629,691     $   615,119        $ (14,572)
     Canadian Dollars             09/17/97         1,349,300          977,753         972,973           (4,780)
     German Deutschemarks         09/17/97         8,592,250        5,000,000       4,767,063         (232,937)
     German Deutschemarks         09/17/97        11,323,688        6,606,585       6,282,491         (324,094)
     German Deutschemarks         09/17/97         1,739,300        1,000,000         964,980          (35,020)
     German Deutschemarks         09/17/97         1,871,200        1,000,000       1,038,160           38,160
     German Deutschemarks         09/17/97         1,782,500        1,000,000         988,948          (11,052)
     German Deutschemarks         09/19/97         1,830,750        1,000,000       1,015,853           15,853
     German Deutschemarks         09/19/97         1,881,420        1,000,000       1,043,969           43,969
     German Deutschemarks         09/19/97         1,808,400        1,000,000       1,003,451            3,451
     Japanese Yen                 09/17/97       114,300,000        1,000,000         948,835          (51,165)
     Japanese Yen                 09/17/97       133,320,000        1,200,000       1,106,726          (93,274)
     Japanese Yen                 09/17/97       119,389,346        1,061,238         991,083          (70,155)
     New Zealand Dollar           09/17/97         1,000,000          639,980         638,901           (1,079)
     Spanish Pesetas              09/17/97       337,760,000        2,226,400       2,216,592           (9,808)
     Swiss Francs                 09/17/97         2,503,408        1,733,662       1,685,706          (47,956)
                                                                  -----------     -----------        ---------
                                                                  $27,075,309     $26,280,850        $(794,459)
                                                                  ===========     ===========        =========

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

     We have audited the accompanying statements of net assets of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA U.S. Core Equity Fund, BEA U.S. Core Fixed Income Fund, BEA Strategic Global Fixed Income Fund, BEA Global Telecommunications Fund, BEA High Yield Fund and BEA Municipal Bond Fund of The RBB Fund, Inc., as of August 31, 1997 and the related statements of operations, for the year then ended or period from December 4, 1996 (commencement of operations) to August 31, 1997 for the BEA Global Telecommunications Fund, the statements of changes in net assets for each of the two years in the period then ended, or the period from December 4, 1996 (commencement of operations) to August 31, 1997 for the BEA Global Telecommunications Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA U.S.Core Equity Fund, BEA U.S. Core Fixed Income Fund, BEA Strategic Global Fixed Income Fund, BEA Fund, BEA High Yield Fund and BEA Municipal Bond Fund of The RBB Fund, INC., as of August 31, 1997 and the results of their operations for the year then ended or the period from December 4, 1996 (commencement of operations) to August 31, 1997 for the BEA Global Telecommunications Fund, the changes in their net assets for each of the two years in the period then ended, or for the period from December 4, 1996 (commencement of operations) to August 31, 1997 for the BEA Global Telecommunications Fund and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 17, 1997

                             TAX INFORMATION LETTERS

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA INTERNATIONAL EQUITY FUND (UNAUDITED)

     During the fiscal year ended August 31, 1997, the International Equity Fund
- Institutional Class distributed $7,868,059 of foreign source income on which the Fund paid foreign taxes of $1,389,751. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

     During the fiscal year ended August 31, 1997, the International Equity Fund
- Advisor Class distributed $32 of foreign source income on which the Fund paid foreign taxes of $6. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA EMERGING MARKETS EQUITY FUND (UNAUDITED)

     During the fiscal year ended August 31, 1997, the Emerging Markets Equity Fund - Institutional Class distributed $543,034 of foreign source income on which the Fund paid foreign taxes of $178,578. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

     During the fiscal year ended August 31, 1997, the Emerging Markets Equity Fund - Advisor Class distributed $14 of foreign source income on which the Fund paid foreign taxes of $5. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS OF BEA U.S. CORE EQUITY FUND (UNAUDITED)

     Corporate shareholders should note that for the fiscal year ended August 31, 1997, 35.6% of the Fund's investment income (i.e., net investment income plus short-term capital gains) qualifies for the intercorporate dividends received deduction.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA MUNICIPAL BOND FUND
(UNAUDITED)

     In the twelve months ended August 31, 1997 (the end of the fiscal year), 88% of the dividends paid by the Fund were exempt-interest dividends for purposes of federal income taxes and free from such taxes. In addition, none of such dividends was attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

     In January 1998, you will be furnished with a schedule showing the yearly percentage breakdown by State or U.S. possession of the source of interest earned by the Fund in 1997. It is suggested that you consult your tax adviser concerning the applicability of State and local taxes to dividends paid by the Fund during the year.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

     During the year ended August 31, 1997, the BEA Funds declared the following dividends from realized capital gains:

                                                     SHORT-TERM      LONG-TERM
                                                    CAPITAL GAIN   CAPITAL GAIN
                                                      PER SHARE      PER SHARE
                                                    ------------   ------------
         BEA U.S. Core Equity Fund                     $0.47           $0.94
         BEA U.S. Core Fixed Income Fund                0.06            0.05
         BEA Strategic Global Fixed Income Fund         0.19            0.14
         BEA Municipal Bond Fund                          --            0.46